As filed with the U.S. Securities and Exchange Commission on July 24, 2014

Registration No. 333-____

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. __	☐

Post-Effective Amendment No. __	☐
(Check appropriate box or boxes)

TRUST FOR ADVISED PORTFOLIOS
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (414) 765-6609

Jeanine M. Bajczyk, Esq.
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Copies to:

Christopher D. Menconi, Esq.
Bingham McCutchen LLP
2020 K Street NW
Washington, DC 20006-1806

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

No filing fee is required because of reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

Title of Securities Being Registered:	Shares of beneficial interest, no par value per share

It is proposed that this filing will become effective on August 23, 2014, pursuant to Rule 488.

PROXY STATEMENT AND PROSPECTUS

FOR THE REORGANIZATION OF

Legg Mason Investment Counsel Variable Social Awareness Portfolio
(a series of Legg Mason Partners Variable Equity Trust)

INTO

[●] Variable Socially Responsive Balanced Portfolio
(a series of Trust for Advised Portfolios)

August __, 2014

Legg Mason Investment Counsel Funds
c/o Legg Mason Funds
100 International Drive
Baltimore, Maryland 21202

August __, 2014

Dear Shareholder,

A special meeting of shareholders (the “Special Meeting”) of the Legg Mason Investment Counsel Variable Social Awareness Portfolio (the “Target Fund”), a series of the Legg Mason Partners Variable Equity Trust, a Maryland statutory trust (the “VET Trust”), will be held on September 24, 2014, at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, New York 10018 at 10:00 a.m. Eastern time to consider the proposed reorganization of the Target Fund into [●] Variable Socially Responsive Balanced Portfolio (the “Acquiring Fund”), a newly organized series of the Trust for Advised Portfolios, a Delaware statutory trust (the “Reorganization”).

The Target Fund is currently advised by Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and subadvised by Legg Mason Investment Counsel, LLC (“LMIC”). [●], [currently LMIC], will serve as the investment adviser for the Acquiring Fund. If the Reorganization is approved and consummated, you would no longer be a shareholder of the Target Fund, but would become a shareholder of the Acquiring Fund, which has an identical investment objective and substantially similar strategies and policies as the Target Fund. The Acquiring Fund was established solely for the purpose of effecting the Reorganization and will carry on the business of the Target Fund and inherit its performance and financial records.

For a period of two years following the Reorganization, the advisory fee rate paid by the Acquiring Fund will be the same as the management fee rate currently paid by the Target Fund and any increase to the rate thereafter would be subject to shareholder approval. Also, as described in the enclosed Proxy Statement and Prospectus, the net annual operating expense ratio paid by the Acquiring Fund through December 31, 2016 will be the same as the net annual operating expense ratio currently paid by the Target Fund.

For the reasons discussed in this Letter and in the enclosed Proxy Statement and Prospectus, and based on the recommendation of LMPFA, the Board of Trustees of the VET Trust has approved the Reorganization subject to the approval of the shareholders of the Target Fund.

If shareholders of the Target Fund approve the Reorganization and all other closing conditions are met, the Reorganization will take effect on or about December 12, 2014, or such other date as the parties may agree. Upon the completion of the Reorganization, each shareholder of the Target Fund will receive a number of full and fractional shares of the Acquiring Fund equal in aggregate net asset value at the time of the exchange to the aggregate net asset value of such shareholder’s shares of the Target Fund. Each shareholder would receive shares of the Acquiring Fund with the same aggregate net asset value.

The Acquiring Fund would commence operations upon the closing of the Reorganization of the Target Fund, which subsequently would be terminated. The Reorganization is not expected to result in the recognition of gain or loss by the Target Fund or its shareholders for federal income tax purposes. No sales loads, commissions or other similar fees would be charged to Target Fund shareholders in connection with the Reorganization.

More information about the Reorganization and the Acquiring Fund is contained in the enclosed Proxy Statement and Prospectus. You should review the Proxy Statement and Prospectus carefully and retain it for future reference.

If you have any questions regarding the Reorganization to be voted on, please do not hesitate to call 1-888-985-2050. If you are a shareholder of record of the Target Fund as of the close of business on July 31, 2014, the record date for the Special Meeting, you are entitled to vote on the Reorganization at the Special Meeting and at any adjournment or postponement thereof. While you are, of course, welcome to join us at the Special Meeting, we expect that most shareholders will authorize a proxy to cast their votes by filling out and signing the enclosed Voting Instruction Card. In the event that the Target Fund receives insufficient votes from shareholders, the Special Meeting may be adjourned in order to permit further solicitation of proxies.

Whether or not you are planning to attend the Special Meeting, we need your vote. Please mark, sign and date the enclosed Voting Instruction Card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. In the alternative, please call the toll-free number on your Voting Instruction Card to authorize a proxy to vote by telephone. You should use the enclosed instructions to vote by telephone. You can also authorize a proxy to vote on the Internet at the website address listed on your proxy card. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement and Prospectus or in person at the time of the Special Meeting. A prior proxy vote can also be revoked by voting the proxy at a later date through the toll-free number or the Internet address listed in the enclosed voting instructions.

Thank you for taking the time to consider these important proposals and for your continuing investment in the Target Fund.

Sincerely,

Kenneth D. Fuller, President
Legg Mason Partners Variable Equity Trust

LEGG MASON INVESTMENT COUNSEL FUNDS
Legg Mason Investment Counsel Variable Social Awareness Portfolio

Legg Mason Investment Counsel Funds
c/o Legg Mason Funds
100 International Drive
Baltimore, Maryland 21202

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD SEPTEMBER 24, 2014

To the Shareholders of the Legg Mason Investment Counsel Variable Social Awareness Portfolio:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of the Legg Mason Investment Counsel Variable Social Awareness Portfolio (the “Target Fund”), a series of the Legg Mason Partners Variable Equity Trust, a Maryland statutory trust (the “VET Trust”), will be held on September 24, 2014, at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, New York 10018, at 10:00 a.m., Eastern time to consider the proposed reorganization of the Target Fund into [●] Variable Socially Responsive Balanced Portfolio (the “Acquiring Fund”), a newly organized series of the Trust for Advised Portfolios, a Delaware statutory trust (the “TAP Trust”) (the “Reorganization”).

At the Special Meeting, you and the other shareholders of the Target Fund will be asked to consider and vote separately upon the following proposals:

1.
Approval of the Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Target Fund to the Acquiring Fund, in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shares of the Target Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, followed by (ii) the liquidating distribution to shareholders of the Target Fund on a pro rata basis of shares of the Acquiring Fund; and

2.	Transaction of such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Shareholders of record of the Target Fund as of the close of business on July 31, 2014, the record date for this Special Meeting (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof.

Shares of the Target Fund and the Acquiring Fund are offered only to (i) variable annuity and variable life insurance separate accounts established by insurance companies (each, a “Participating Insurance Company,” and collectively, the “Participating Insurance Companies”) to fund variable annuity contracts and variable life insurance policies and (ii) certain qualified pension and retirement plans. The rights accompanying shares of the Funds are legally vested in the variable annuity contracts and variable life insurance products offered by the separate accounts of Participating Insurance Companies. However, in accordance with current law and interpretations thereof, Participating Insurance Companies will vote shares of the Target Fund held in the separate accounts in a manner consistent with voting instructions timely received from the holders of variable annuity contracts and variable life insurance policies. A signed voting instruction form or other authorization by a holder that does not specify how the holder’s shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of the proposal. Those persons who have a voting interest at the close of business on the Record Date will be entitled to submit instructions to their Participating Insurance Company. Each Participating Insurance Company will vote Target Fund shares held in separate accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares of the Target Fund it owns, in the same proportion as those shares of the Target Fund for which such insurance company receives voting instructions. For purposes of the Proxy Statement and Prospectus, the term “shareholder” (when used to refer to the beneficial holder of ownership interests in the Target Fund) shall also be deemed to include holders of variable annuity contracts and variable life insurance policies.

If you hold shares of the Target Fund through a variable annuity contract or a variable life insurance policy, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your Participating Insurance Company specific instructions as to how you want your shares of the Target Fund to be voted.

By order of the Board of Trustees of the Legg Mason Partners Variable Equity Trust,

Robert I. Frenkel, Secretary
August __, 2014

IMPORTANT — We urge you to sign and date the enclosed voting instruction card and return it in the enclosed addressed envelope, which requires no postage and is intended for your convenience. You also may vote through the Internet, by visiting the website address on your voting instruction card, or by telephone, by using the toll-free number on your voting instruction card. Your prompt vote may save the Target Fund the necessity of further solicitation to ensure a quorum at the Special Meeting. If you are able to attend the Special Meeting, you may revoke your voting instruction card and vote your shares in person at that time.

LEGG MASON INVESTMENT COUNSEL FUNDS
Legg Mason Investment Counsel Variable Social Awareness Portfolio

Legg Mason Investment Counsel Funds
c/o Legg Mason Funds
100 International Drive
Baltimore, Maryland 21202

QUESTIONS AND ANSWERS

The following is a summary of more complete information appearing later in the attached Proxy Statement and Prospectus (the “Proxy Statement”) or incorporated by reference herein. You should read carefully the entire Proxy Statement, including the Agreement and Plan of Reorganization, which is attached as Appendix A, because it contains details that are not in the Questions and Answers.

YOUR VOTE IS VERY IMPORTANT!

Question: What is this document and why did you send it to me?

Answer: The attached document is a proxy statement for the Legg Mason Investment Counsel Variable Social Awareness Portfolio (the “Target Fund”), a series of the Legg Mason Partners Variable Equity Trust, a Maryland statutory trust (the “VET Trust”), and a prospectus for the [●] Variable Socially Responsive Balanced Portfolio (the “Acquiring Fund”), a newly organized series of the Trust for Advised Portfolios, a Delaware statutory trust (the “TAP Trust”). The purpose of this Proxy Statement is to solicit votes from shareholders of the Target Fund to approve a proposal under which the Target Fund would be reorganized into the Acquiring Fund (the “Reorganization”) as described in the Agreement and Plan of Reorganization between the VET Trust and the TAP Trust (the “Plan”).

The Proxy Statement contains information that shareholders of the Target Fund should know before voting on the Reorganization. The Proxy Statement should be reviewed and retained for future reference.

Approval of the shareholders of the Target Fund is needed to proceed with the Reorganization of the Target Fund, and the Special Meeting of shareholders of the Target Fund (the “Special Meeting”) will be held on September 24, 2014 to consider the Reorganization. We are sending this document to you for your use in deciding whether to approve the Reorganization. This document includes a Notice of Special Meeting of Shareholders, the Proxy Statement and a voting instruction card.

Question: What is the purpose of the Reorganization?

Answer: On June 4, 2014, Stifel Financial Corp. (“Stifel”), a financial services holding company, announced a definitive agreement to acquire Legg Mason Investment Counsel & Trust Co., N.A. (“LMICTC”), including its wholly-owned subsidiary, Legg Mason Investment Counsel, LLC (“LMIC”), from Legg Mason, Inc. (“Legg Mason”). Legg Mason Partners Fund Advisor, LLC (“LMPFA”), a wholly-owned subsidiary of Legg Mason, serves as the Target Fund’s investment manager, and LMIC serves as the Target Fund’s investment subadviser. The acquisition of LMICTC by Stifel is targeted to close (the “Transaction Closing”) in the fall of 2014, but is subject to shareholder approval of the Reorganization and other fund reorganizations not discussed in this Proxy Statement, except under certain limited circumstances discussed in the Proxy Statement,certain regulatory approvals and other conditions to closing, and may be delayed or terminated due to unforeseen circumstances. The VET Trust’s Board of Trustees (the “Board”) has approved the Reorganization subject to approval by the shareholders of the Target Fund.

Under the Investment Company Act of 1940, as amended, the acquisition of LMICTC and its subsidiary, LMIC, by Stifel will have the effect of terminating the subadvisory agreement between LMPFA and LMIC with respect to the Target Fund. In connection with the acquisition, the Target Fund’s shareholders are being asked to approve a proposal under which the Target Fund will be reorganized into the newly organized Acquiring Fund for which [●], [currently LMIC], which will be indirectly owned by Stifel, will serve as the investment adviser after the Transaction Closing.

i

Therefore, the primary purpose of the Reorganization is to move the Target Fund from the VET Trust to the Acquiring Fund that is a newly organized series of the TAP Trust to maintain the continuity of the Target Fund’s investment program. If the Reorganization is approved and consummated, you would no longer be a shareholder of the Target Fund, but would become a shareholder of the Acquiring Fund, which has an identical investment objective and substantially similar strategies and policies as the Target Fund. The Acquiring Fund was established solely for the purposes of effecting the Reorganization and will carry on the business of the Target Fund and inherit its performance and financial records.

Question: How will the Reorganization work?

Answer: In order to reconstitute the Target Fund as a series of the TAP Trust, a substantially similar Acquiring Fund has been organized as a new series of the TAP Trust. If shareholders of the Target Fund approve the Plan, the Target Fund will transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the Target Fund’s liabilities. The Target Fund will then distribute the shares it receives from the Acquiring Fund to shareholders of the Target Fund.

Shareholders of the Target Fund will become shareholders of the Acquiring Fund and immediately after the Reorganization each shareholder will hold full and fractional shares of the Acquiring Fund equal in aggregate NAV at the time of the exchange to the aggregate NAV of such shareholder’s shares of the Target Fund as of the closing date of the Reorganization (the “Closing Date”). Subsequently, the Target Fund will be liquidated and terminated as a series of the VET Trust.

Please refer to the Proxy Statement for a detailed explanation of the proposal. If the Plan is approved by shareholders of the Target Fund at the Special Meeting, the Reorganization presently is expected to take effect on or about December 12, 2014, or such other date as the parties may agree. Even if the Target Fund’s shareholders approve the Plan, its Reorganization may not close or the closing may be delayed if shareholders of each of the other funds advised by LMIC and not discussed in this Proxy Statement do not approve their funds’ reorganizations. If the Reorganization is not effected, you will remain a shareholder of the Target Fund.

If the Reorganization is consummated, each shareholder would receive shares of the Acquiring Fund with the same aggregate NAV.

Question: How will the Reorganization affect my investment?

Answer: Your investment in the Acquiring Fund following the Reorganization will be substantially similar to your current investment in the Target Fund. Following the Reorganization of the Target Fund, you will be a shareholder of the Acquiring Fund, which has an identical investment objective and substantially similar investment strategies and policies as the Target Fund. In addition, [●], [currently LMIC], and the portfolio managers currently responsible for the day-to-day management of the Target Fund will continue to be responsible for the day-to-day management of the Acquiring Fund’s portfolio after the Reorganization.

The primary differences between your investment in the Target Fund and an investment in the Acquiring Fund will be: (1) LMPFA will no longer be the investment manager; (2) the service providers that provide custody, administrative, transfer agent, fund accounting, distribution and other general support services (“Third Party Service Arrangements”) to the Acquiring Fund differ from those of the Target Fund; and (3) the Acquiring Fund will be a series of the TAP Trust, a Delaware statutory trust, instead of the VET Trust, a Maryland statutory trust. As a result, the Acquiring Fund will be governed by a different board of trustees and operate subject to the laws of a different jurisdiction than the Target Fund.

You will receive shares of the Acquiring Fund equal in aggregate NAV at the time of the exchange to the aggregate NAV of your shares of the Target Fund as of the Closing Date. The Reorganization will not affect the value of your investment at the time of Reorganization and your interest in the Target Fund will not be diluted. The Reorganization generally is not expected to result in recognition of gain or loss by the Target Fund, Acquiring Fund or their shareholders for federal income tax purposes.

Question: How does the new advisory agreement for the Acquiring Fund differ from the existing management agreement for the Target Fund?

Answer: The advisory arrangements for the Acquiring Fund and the Target Fund are substantially similar in all material respects except that [●], [currently LMIC], which will be indirectly owned by Stifel, will serve as the Acquiring Fund’s investment adviser, whereas LMIC currently serves as subadviser to the Target Fund. The terms of the advisory agreement for the Acquiring Fund are substantially similar to the terms of the existing management agreement for the Target Fund. For a period of two years following the Reorganization, the advisory fee rate payable by the Acquiring Fund under its advisory agreement will be the same as the current management fee rate payable by the Target Fund under its management agreement and any increase to the rate thereafter would be subject to shareholder approval. LMPFA will not be an investment manager or have any other relationship with the Acquiring Fund after the Reorganization.

Question: Will there be any changes to my fund’s service providers?

Answer: As a series of the VET Trust, the Target Fund retains various service providers that provide an array of services to all series of the Trust. These Third Party Service Arrangements include custody, administration, transfer agency, accounting, distribution and other general support services.

Currently, Third Party Service Arrangements are provided to the VET Trust, unless indicated otherwise, by State Street Bank and Trust Company (custody), Boston Financial Data Services, Inc. (transfer agency prior to September 8, 2014), BNY Mellon Investment Servicing (U.S.) Inc. (transfer agency after September 8, 2014) and Legg Mason Investor Services, LLC (distribution).

Similarly, Third Party Service Arrangements are provided to the series of the TAP Trust, including the Acquiring Fund, by U.S. Bank National Association (custody), U.S. Bancorp Fund Services, LLC (“USBFS”) (administration, fund accounting and transfer agency), and Quasar Distributors, LLC (“Quasar”) (distribution) (an affiliate of USBFS). USBFS has been providing services to mutual funds since 1969, and currently services over 300 mutual fund complexes. If the Reorganization is consummated, the Acquiring Fund will be overseen by a different Board of Trustees and the Third Party Service Arrangements will be those utilized by the Acquiring Fund.

Question: Will I be charged any sales load, commission or other similar fee in connection with the Reorganization?

Answer: No. You will not be charged any sales load, commission or other similar fee in connection with the Reorganization.

Question: How will the Reorganization affect the fees and expenses I pay as a shareholder?

Answer: For a period of two years following the Reorganization, the advisory fee rate payable by the Acquiring Fund will be the same as the current management fee rate payable by the Target Fund and any increase to the rate thereafter would be subject to shareholder approval. In addition, as described in the Proxy Statement, the net annual operating expense ratio of the Acquiring Fund through December 31, 2016 will be the same as the current net annual operating expense ratio of the Target Fund. [●] has agreed that the fees and expenses attributable to the Acquiring Fund will be capped at a level that is no higher than the current fee and expense cap level of the Target Fund through December 31, 2016 and that the expense cap cannot be terminated or amended to increase the level of the expense cap prior to that date.

Question: Will the Reorganization result in any taxes for the Target Fund or its shareholders?

Answer: If the Plan is carried out as proposed, we expect that neither the Target Fund nor its shareholders will recognize any gain or loss for federal income tax purposes solely as a result of the Reorganization. As a condition to the closing of the Reorganization, the Target Fund and the Acquiring Fund will receive an opinion of counsel confirming this position. Certain tax attributes of the Target Fund will carry over to the Acquiring Fund. Target Fund shareholders should consult their tax adviser about possible state and local tax consequences of the Reorganization, if any, because the information about tax consequences in the Proxy Statement relates to the federal income tax consequences of the Reorganization only.

Question: Why do I need to vote?

Answer: Your vote is needed to ensure that a quorum is present and sufficient votes are obtained at the Special Meeting so that the proposal to approve the Reorganization can be acted upon. Your immediate response on the enclosed voting instruction card will help prevent the need for any further solicitations for a shareholder vote. Your vote is very important to us regardless of the number of shares you own.

Question: How does the VET Trust’s Board recommend that I vote?

Answer: After careful consideration and upon the recommendation of LMPFA, the Board recommends that shareholders of the Target Fund vote “FOR” the Plan.

Question: Who is paying for expenses related to the Special Meeting and the Reorganization?

Answer: LMPFA, [●], or their respective affiliates will pay all direct costs relating to the Reorganization, including the costs relating to the Special Meeting and the Proxy Statement. The Target Fund will not incur any expenses in connection with the Reorganization.

Question: What will happen if the Plan is not approved by shareholders?

Answer: If shareholders of the Target Fund do not approve the Plan, the Target Fund will not be reorganized into the Acquiring Fund and will remain as a series within the VET Trust. The consummation of the Reorganization is subject to the consummation of each of the other fund reorganizations not discussed in this Proxy Statement. Even if the Target Fund’s shareholders approve the Plan, its Reorganization may not close or the closing may be delayed if shareholders of each of the other funds advised by LMIC and not discussed in this Proxy Statement do not approve their funds’ reorganizations.

Question: How do I vote or authorize a proxy to vote my shares?

Answer: You can authorize a proxy to vote your shares by mail, telephone or Internet by following the instructions on the enclosed Voting Instruction Card. We encourage you to authorize a proxy to vote by telephone or via the Internet. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. You may also vote your shares in person at the Special Meeting.

Question: Who do I call if I have questions?

Answer: If you have any questions about the proposal or the Voting Instruction Card, please do not hesitate to call 1-888-985-2050.

PROXY STATEMENT AND PROSPECTUS

August __, 2014

FOR THE REORGANIZATION OF

Legg Mason Investment Counsel Variable Social Awareness Portfolio
(a series of Legg Mason Partners Variable Equity Trust)
100 International Drive
Baltimore, Maryland 21202
1-877-721-1926

INTO

[●] Variable Socially Responsive Balanced Portfolio
(a series of Trust for Advised Portfolios)
615 East Michigan Street
Milwaukee, Wisconsin 53202
(XXX) XXX-XXXX

Legg Mason Investment Counsel Funds
c/o Legg Mason Funds
100 International Drive
Baltimore, Maryland 21202

This Proxy Statement and Prospectus (the “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees of the Legg Mason Partners Variable Equity Trust, a Maryland statutory trust (the “VET Trust”) for exercise at a Special Meeting of Shareholders (the “Special Meeting”) of the Legg Mason Investment Counsel Variable Social Awareness Portfolio (the “Target Fund”) to be held at the offices of Legg Mason Partners Fund Advisor, LLC (“LMPFA”), 620 Eighth Avenue, New York, New York 10018 at 10:00 a.m. Eastern time on September 24, 2014. At the Special Meeting, you and the other shareholders of the Target Fund will be asked to consider and vote separately upon the following proposals:

1.
Approval of the Agreement and Plan of Reorganization (the “Plan”) providing for (i) the transfer of all of the assets of the Target Fund, a series of the VET Trust, to the [●] Variable Socially Responsive Balanced Portfolio (the “Acquiring Fund”), a newly organized series of the Trust for Advised Portfolios, a Delaware statutory trust (the “TAP Trust”), in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of shares of the Target Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, followed by (ii) the liquidating distribution to shareholders of the Target Fund on a pro rata basis of shares of the Acquiring Fund; and

2.	Transaction of such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

The Plan provides for the reorganization of the Target Fund into the Acquiring Fund (the “Reorganization”). The Target Fund is a series of the VET Trust, an open-end management investment company organized as a Maryland statutory trust. The TAP Trust is an open-end management investment company organized as a Delaware statutory trust. LMPFA is currently serves as the investment manager to the Target Fund and Legg Mason Investment Counsel, LLC (“LMIC”) currently serves as the subadviser to the Target Fund. [●], [currently LMIC] will be responsible for providing investment advisory and portfolio management services to the Acquiring Fund following the Reorganization.

If you need additional copies of this Proxy Statement, please contact Computershare Fund Services by calling 1-888-985-2050 or in writing at 280 Oser Avenue, Hauppauge, New York 11788. Additional copies of this Proxy Statement will be delivered to you promptly upon request. For a free copy of the Target Fund’s annual report for the most recent fiscal year please call 1-877-721-1926, or write to the Target Fund at 100 First Stamford Place, Attn: Shareholder Services – 5th Floor, Stamford, Connecticut 06902.

The following documents have been filed with the U.S. Securities and Exchange Commission (the “SEC”) and are incorporated by reference in this Proxy Statement:

●
The Prospectus for the Target Fund dated May 1, 2014, is incorporated by reference to Post-Effective Amendment No. 65 to the VET Trust’s Registration Statement on Form N-1A (File No. 811-21128), filed with the SEC on April 21, 2014.

●
The audited financial statements of the Target Fund dated December 31, 2013, are incorporated by reference to the Annual Report of the Target Fund for the fiscal year ended December 31, 2013, filed on Form N-CSR (File No. 811-21128) with the SEC on February 24, 2014.

The Target Fund’s Summary Prospectus and Annual Report to Shareholders, containing audited financial statements, have been previously mailed to shareholders. Copies of these documents are available upon request and without charge by calling 1-877-721-1926, or by writing to the Target Fund at 100 First Stamford Place, Attn: Shareholder Services – 5th Floor, Stamford, Connecticut 06902 or by visiting http://www.leggmason.com/individualinvestors/products, and clicking on the name of the fund in the dropdown menu.

Because the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement, no annual or semi-annual report is available for the Acquiring Fund at this time.

This Proxy Statement sets forth the basic information you should know before voting on the proposal. You should read it and keep it for future reference. Additional information is set forth in the Statement of Additional Information dated _________, 2014 relating to this Proxy Statement, which is also incorporated by reference into this Proxy Statement. The Statement of Additional Information is available upon request and without charge by calling 1-877-721-1926.

Copies of these materials and other information about the Target Fund, the TAP Trust and the Acquiring Fund are available upon request and without charge by writing to the address below or by calling the telephone numbers listed as follows:

For inquiries regarding the Target Fund:	For inquiries regarding the Acquiring Fund:
Legg Mason Investment Counsel Funds c/o Legg Mason Funds 100 International Drive Baltimore, Maryland 21202 1-877-721-1926	[●] Funds 615 East Michigan Street Milwaukee, Wisconsin 53202 1-XXX-XXX-XXXX

This Proxy Statement will be mailed on or about August 25, 2014 to shareholders of record of the Target Fund as of the close of business on July 31, 2014 (the “Record Date”).

The Target Fund and the Acquiring Fund are all subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith file reports and other information including proxy materials, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. Reports and other information about each of the Target Fund and the Acquiring Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 100 F Street, NE, Washington, DC 20549 at prescribed rates.

Shareholder approval is required to effect the Reorganization. The Special Meeting is scheduled for September 24, 2014. Please complete and return the enclosed Voting Instruction Card. If you are able to attend the Special Meeting, you may revoke your proxy and vote your shares in person at that time.

The SEC has not approved or disapproved the Acquiring Fund’s shares to be issued in the Reorganization nor has it passed on the accuracy or adequacy of this Proxy Statement. Any representation to the contrary is a criminal offense.

No person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement and in the materials expressly incorporated by reference herein and, if given or made, such other information or representations must not be relied upon as having been authorized by the Target Fund or the Acquiring Fund.

The date of this Proxy Statement is August __, 2014._____________________________________

INTRODUCTION

On June 4, 2014, Stifel Financial Corp. (“Stifel”), a financial services holding company, announced a definitive agreement to acquire Legg Mason Investment Counsel & Trust Co., N.A. (“LMICTC”), a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”) (the “Transaction”). Legg Mason Investment Counsel, LLC (“LMIC”), the Target Fund’s investment subadviser, is a wholly-owned subsidiary of LMICTC and thus, subject to the Transaction. Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Target Fund’s investment manager, is a wholly-owned subsidiary of Legg Mason and is not subject to the Transaction. To facilitate the continuous management of the Target Fund, LMPFA recommended to the Target Fund’s Board of Trustees the Reorganization pursuant to which the Target Fund would be reorganized into a newly organized series of the TAP Trust. If the Reorganization is approved and consummated, you would no longer be a shareholder of the Target Fund, but would become a shareholder of the Acquiring Fund, which has an identical investment objective and substantially similar strategies and policies as the Target Fund. The Acquiring Fund was established solely for the purposes of effecting the Reorganization and will carry on the business of the Target Fund and inherit its performance and financial records.

Following the Reorganization and the closing of the Transaction (the “Transaction Closing”), LMIC will become the sole investment manager to the Acquiring Fund under its new name, [●], and will become indirectly owned by Stifel. LMPFA will not be an investment manager of or have any other relationship with the Acquiring Fund following the consummation of the Reorganization and Transaction Closing. The Transaction Closing is targeted to occur in the fall of 2014, but is contingent upon shareholder approval of the Reorganization, other fund reorganizations not discussed in this Proxy Statement, certain regulatory approvals and other conditions to the Transaction Closing, and may be delayed or terminated due to unforeseen circumstances.

The TAP Trust is a multiple series trust that offers a number of portfolios managed by separate investment advisers and/or subadvisers. As of June 30, 2014, the TAP Trust consisted of three portfolios representing approximately $118.5 million in assets, managed by three investment advisers. The TAP Trust currently offers one portfolio managed by Ziegler Capital Management, LLC, an affiliate of Stifel. Neither the VET Trust nor LMIC is affiliated with the TAP Trust. Custody, administration, accounting, transfer agency, distribution and other general support services (“Third Party Service Arrangements”) are provided to VET Trust by State Street Bank and Trust Company (custody), Boston Financial Data Services, Inc. (transfer agency prior to September 8, 2014), BNY Mellon Investment Servicing (U.S.) Inc. (transfer agency after September 8, 2014) and Legg Mason Investor Services, LLC (distribution). Third Party Service Arrangements are provided to the TAP Trust by U.S. Bank National Association (custody), U.S. Bancorp Fund Services, LLC (“USBFS”) (administration, fund accounting and transfer agency), and Quasar Distributors, LLC (“Quasar”) (distribution) (an affiliate of USBFS). USBFS has been providing services to mutual funds since 1969, and currently services over 300 mutual fund complexes.

The closing of the Reorganization is conditioned upon the receipt by the VET Trust and the TAP Trust of an opinion from tax counsel to the TAP Trust that the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). If the Reorganization so qualifies, shareholders generally will not recognize any gain or loss for federal income tax purposes on the exchange of Target Fund shares for Acquiring Fund shares in the Reorganization. For information on the tax consequences of the Reorganization, see the sections entitled “Summary” and “Information About the Reorganization – Federal Income Tax Consequences” in this Proxy Statement. Furthermore, LMPFA, [●] or their respective affiliates will pay all direct costs relating to the Reorganization, including the expenses associated with preparing and filing the registration statement that includes this Proxy Statement and the cost of copying, printing and mailing proxy materials. The Target Fund will not incur any expenses directly in connection with the Reorganization. [●]also may solicit proxies, without special compensation, by telephone, facsimile or otherwise.

At a meeting held on July 18, 2014 of the Board, including a majority of those trustees who are not “interested persons” of the VET Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), the Board considered the proposed Reorganization and, based in part on the recommendation of LMPFA, determined that it is in the best interests of the Target Fund and that the interests of the Target Fund’s shareholders would not be diluted as a result of the Reorganization. Therefore, the Board approved the Reorganization subject to the approval of the Target Fund shareholders and recommended the approval of the Reorganization by the Target Fund’s shareholders. Absent the Reorganization, under the 1940 Act, the Transaction Closing would have the effect of terminating the subadvisory agreement between LMPFA and LMIC with respect to the Target Fund.

The Board has fixed the close of business on July 31, 2014 (the “Record Date”), as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and at any adjournments or postponements thereof. In considering whether to approve a proposal relating to the Reorganization, you should review the information in this Proxy Statement that relates to the proposal and the Reorganization generally.

SUMMARY

The following is a summary of more complete information appearing later in this Proxy Statement or incorporated by reference herein. You should read carefully the entire Proxy Statement, including the Agreement and Plan of Reorganization between VET Trust and the TAP Trust (the “Plan”), which is attached as Appendix A, because it contains details that are not included in the summary.

As used herein, the term “Reorganization” refers collectively to:

(1) the transfer of all of the assets and liabilities of the Target Fund to the Acquiring Fund;

(2) the issuance of shares of beneficial interest by the Acquiring Fund to the Target Fund;

(3) the opening of accounts by the Acquiring Fund for the Target Fund’s shareholders and the crediting of each Target Fund’s shareholder account, in exchange for shares of the Acquiring Fund, with a number of full and fractional shares of the Acquiring Fund that are equivalent in aggregate NAV to the aggregate NAV of the shareholders’ shares in the Target Fund on the closing date of the Reorganization (the “Closing Date”); and

(4) the termination of the Target Fund as a series of the VET Trust.

The Reorganization is expected to be a reorganization within the meaning of Section 368(a) of the Code. For information on the tax consequences of the Reorganization, see the sections entitled “Summary” and “Information About the Reorganization – Federal Income Tax Consequences” in this Proxy Statement.

PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION FOR THE LEGG MASON INVESTMENT COUNSEL VARIABLE SOCIAL AWARENESS PORTFOLIO

The Proposal requests your approval of the Reorganization of the Target Fund into the Acquiring Fund. In considering whether to approve the Proposal please review the following information.

Comparison of the Target Fund to the Acquiring Fund

The Acquiring Fund has been organized as a new series of the TAP Trust solely for the purpose of acquiring the Target Fund’s assets and continuing its investment strategy and will not conduct any investment operations until after the closing of the Reorganization. The Target Fund and the Acquiring Fund have identical investment objectives and substantially similar strategies and policies, which are presented in the table below.

	Target Fund	Acquiring Fund
Form of Organization	A diversified series of the VET Trust, an open-end management investment company organized as a Maryland statutory trust.	A diversified series of the TAP Trust, an open-end management investment company organized as a Delaware statutory trust.
Differences in Form of Organization
The differences between a Maryland and Delaware statutory trust are negligible with regard to the operations of the Fund. The most significant difference between the two Trusts is that each is overseen by completely different Boards of Trustees. However, please see Appendix [E] for a more comprehensive comparison between these two forms of organization.

Net Assets as of May 30, 2014	$48.07 million	None.

2

	Target Fund	Acquiring Fund
Investment Manager/Adviser, Subadvisers and Portfolio Managers
Investment Manager:
Legg Mason Partners Fund Advisor, LLC

Subadvisers:
Legg Mason Investment Counsel, LLC
Western Asset Management Company (for cash and short-term instruments)

Portfolio Managers:
Ronald T. Bates (since December 2006)
Aimee M. Eudy (since May 2012)
Investment Adviser: [●], currently Legg Mason Investment Counsel, LLC Subadvisers: None. Portfolio Managers: Same.
Differences in Investment Manager/Adviser, Subadvisers and Portfolio Managers
The subadviser to the Target Fund, Legg Mason Investment Counsel, LLC, will become the sole investment adviser to the Acquiring Fund as [●], [currently LMIC] which will be indirectly owned by Stifel. The Acquiring Fund will have no subadvisers. The portfolio managers of the Acquiring Fund will be the same as the portfolio managers of the Target Fund.

Fund Name	Legg Mason Investment Counsel Variable Social Awareness Portfolio	[●] Variable Socially Responsive Balanced Portfolio
Investment Objective	The Fund seeks capital appreciation and retention of net investment income.	Same.
Primary Investments
The Fund invests primarily in common stocks and other equity securities of U.S. companies. The Fund targets a 30% investment (normally between 25% and 35%) in fixed income securities which are primarily investment grade and may be of any maturity. The Fund may invest up to 25% (and generally invests less than 15%) in foreign securities, including those of issuers in emerging market countries. The Fund emphasizes companies that offer both attractive investment opportunities and demonstrate a positive awareness of their impact on the society in which they operate, relative to other companies in their industries.

The Fund invests in a mix of socially responsive common stocks and other equity securities of U.S. companies and socially responsive fixed income securities which are primarily investment grade and may be of any maturity. Normally the Fund will maintain at least 65% of the value of its assets in equity securities and at least 25% of the value of its assets in fixed income securities. The Fund may also invest a portion of its assets in equity and debt securities of foreign issuers. The Fund is designed to consider both financial and social criteria in all of its investment decisions, emphasizing companies that offer both attractive investment opportunities and demonstrate a positive awareness of their impact on the society in which they operate, relative to other companies in their industries. Social factors considered include fair and reasonable employment practices, respect for human rights, and environmental impacts. In addition the fund avoids companies that manufacture weapons of mass destruction or have significant revenue from non-nuclear weaponry or tobacco production or sale.

Differences in Primary Investments
The Acquiring Fund will include “Balanced” in its name. Though the Acquiring Fund’s name is different, the way in which the Target Fund is being managed, and the way in which the Acquiring Fund will be managed, does not materially differ. This is because a mutual fund that holds itself out as “balanced” should invest at least 25% of its assets in fixed income securities which reflects the current investment program for the Target Fund.

The Acquiring Fund, unlike the Target Fund, will maintain at least 65% of the value of its assets in equity securities.

3

	Target Fund	Acquiring Fund
The Acquiring Fund also provides a more detailed description of the social factors used in determining what is a socially responsive equity or fixed income company.
Investment Strategies and Process
Equity investments
Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants and rights, securities convertible into common stocks, and securities of other investment companies and of real estate investment trusts.

Equity investments Same.

Fixed income investments
Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed. Fixed income securities are commonly referred to as “debt,” “debt obligations,” “bonds” or “notes.” The issuer of the fixed income security usually pays a fixed, variable or floating rate of interest, and repays the amount borrowed, usually at the maturity of the security. Some fixed income securities, however, do not pay current interest but are sold at a discount from their face values. Other fixed income securities may make periodic payments of interest and/or principal. Some fixed income securities are partially or fully secured by collateral supporting the payment of interest and principal.

Fixed income investments Same.

Foreign investments
The Fund may invest up to 25% (generally less than 15%) of its net assets (at the time of investment) in foreign securities. Foreign securities generally include American Depository Receipts (ADRs), Yankee Bonds and other securities quoted in U.S. dollars, but may also include non-U.S. dollar denominated securities.

Foreign investments The Fund may also invest a portion of its assets in equity and debt securities of foreign issuers.
	Cash management The Fund may hold cash pending investment, and may invest in money market instruments for cash management purposes.	Cash management Same.
	Other investments The Fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI.	Other investments Same.

4

	Target Fund	Acquiring Fund

Selection process
The portfolio managers believe that there is a direct correlation between companies that demonstrate an acute awareness of their impact on the society within which they operate and companies that offer attractive long-term investment potential. The portfolio managers believe that addressing social issues in a positive manner can translate into sound business. For example, by ensuring a product or service does not negatively impact the environment, a company can avoid costly litigation and clean-up costs; by maintaining positive standards for the workplace and a diverse employee population, a company can better ensure access to quality management talent and improved productivity; and by becoming more involved in the community, a company can enhance its consumer franchise. The portfolio managers also believe that top quality management teams that successfully balance their companies’ business interests with their social influences can gain long-term competitive advantages, which may result in increased shareholder value and, therefore, make the company’s shares a better investment. The Fund is designed to consider both financial and social criteria in all of its investment decisions.

The portfolio managers will use their best efforts to assess a company’s social performance. This analysis will be based on present activities, and will not preclude securities solely because of past activities. The portfolio managers will monitor the social progress or deterioration of the company in which the Fund invests.

Equity securities. The Fund invests in a broad range of companies, industries and sectors, without regard to market capitalization. The portfolio managers use a “core” approach to selecting equity securities. In selecting individual equity securities, the portfolio managers look for companies they believe are undervalued. Specifically, the portfolio managers look for:
Selection process Same (except that “Social Awareness Criteria” will be renamed “Socially Responsive Criteria”).
●	Attractive risk-adjusted price/earnings ratio, relative to growth
●	Positive earnings trends
●	Favorable financial condition.

Fixed income securities. In selecting fixed income investments, the portfolio managers:
●	Determine sector and maturity weightings based on intermediate- and long-term assessments of the economic environment and interest rate outlook
●	Use fundamental analysis to determine the relative value of bond issues
●	Identify undervalued bonds and attempt to avoid bonds that may be subject to credit downgrades.

Social awareness criteria. The portfolio managers consider whether, relative to other companies in an industry, a company that meets these investment criteria is also sensitive to social issues related to its products, services, or methods of doing business.

5

	Target Fund			Acquiring Fund
Social awareness factors considered include:
	●	Fair and reasonable employment practices
	●	Contributions to the general well-being of the citizens of its host communities and countries and respect for human rights
	●	Efforts and strategies to minimize the negative impact of business activities and to preserve the earth’s ecological heritage with those environmental policies, practices and procedures that are currently acceptable, or are exhibiting improvement
	●	Avoidance of investments in companies that:
		o	Manufacture nuclear weapons or other weapons of mass destruction
		o	Derive more than 5% of their revenue from the production of non-nuclear weaponry
		o	Derive more than 5% of their revenue from the production or sales of tobacco
Temporary Defensive Investment Strategies
The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing without limit in any type of money market instruments, short-term debt securities or cash without regard to any percentage limitations. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Same (except that references to the “subadviser” are changed to the “adviser”).
Distribution	Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc., serves as the Fund’s sole and exclusive distributor and is located at 100 International Drive, Baltimore, Maryland 21202.
Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (“Quasar”), is a third-party mutual fund principal underwriter that serves as the Fund’s distributor. Quasar is an affiliate of U.S. Bancorp Fund Services, LLC (“USBFS”). Quasar and USBFS are controlled by U.S. Bank N.A.

Differences in Distribution	The Acquiring Fund will use Quasar as its distributor.
Buying Shares
Availability of the Fund

Shares of the Fund may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating life insurance companies or through eligible pension or other qualified plans. Shares of the Fund are sold at the Fund’s net asset value next determined after receipt by the Fund or its agent of a purchase request in good order.
Same.

6

	Target Fund	Acquiring Fund

The Fund does not have any initial or subsequent investment minimums. However, your insurance company, pension plan or retirement plan may impose investment minimums.

The interests of different variable insurance products investing in the Fund could conflict due to differences of tax treatment and other considerations. The Fund’s Board currently does not foresee any disadvantages to investors arising from the fact that the Fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the Fund and shares of another Fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or if it is found by the Board to be in the best interests of the Fund’s shareholders.

The Fund reserves the right to reject any specific purchase order.

Differences in Buying Shares	No change.
Selling Shares
The redemption price of the shares of the Fund will be the net asset value next determined after receipt by the Fund of a redemption order from a separate account and by qualified plans, which may be more or less than the price paid for the shares. The Fund will ordinarily make payment within one business day after receipt of a redemption request in good order. Redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange (the “NYSE”) is closed or as permitted by the SEC in extraordinary circumstances.
Same.

7

	Target Fund	Acquiring Fund

The Fund has the right to pay redemption proceeds by delivering securities instead of cash. In that event, a redeeming shareholder may incur costs (such as brokerage commissions) in converting the securities into cash and the shareholder may receive less for the securities than the price at which they were valued for purposes of the redemption.

Subject to applicable law, the Fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

Differences in Selling or Exchanging Shares	No change.

Comparison of Principal Risks

A summary of the principal risks of investing in the Target Fund and Acquiring Fund are set forth below. References to the “Fund” apply equally to the Target Fund and the Acquiring Fund, as the principal risks of the two Funds are the same. References to the “subadviser” for the Target Fund apply equally to the “adviser” for the Acquiring Fund.

Risk is inherent in all investing. There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund may take temporary defensive positions; in such a case, the Fund will not be pursuing its principal investment strategies. The following is a summary description of certain risks of investing in the Fund.

●
Stock market and equity securities risk. The securities markets are volatile and the market prices of the Fund’s securities may decline generally. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

●
Recent market events risk. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. More recently, the Federal Reserve has reduced its market support activities. Further reduction or withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as result in higher interest rates, increase market volatility and reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult for the subadviser, and whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

●
Fixed income securities risk. Fixed income securities are subject to a number of risks, including credit, market and interest rate risks. Credit risk is the risk that the issuer or obligor will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Market risk is the risk that the fixed income markets may become volatile and less liquid, and the market value of an investment may move up or down, sometimes quickly or unpredictably. Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. In general, the longer the maturity and the lower the credit quality of a fixed income security, the more likely its value will decline.

8

●
Social awareness criteria risk. The Fund’s universe of investments may be smaller than that of other funds because of the Fund’s social awareness criteria. Socially aware companies may underperform similar companies without social awareness policies or the market as a whole. They may also fall out of favor with investors. The Fund’s social awareness policy may also prevent investment in certain attractive opportunities that would be otherwise consistent with the Fund’s investment objective and investment strategies.

●
Issuer risk. The value of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, often due to disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The Fund may experience a substantial or complete loss on an individual security. Historically, the prices of securities of small and medium capitalization companies have generally gone up or down more than those of large capitalization companies, although even large capitalization companies may fall out of favor with investors.

●
Liquidity risk. Some assets held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

●
Foreign investments and emerging market risk. The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

The risks of foreign investments are heightened when investing in issuers in emerging market countries.

●
Currency risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

●
Valuation risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology.

●
Portfolio selection risk. The value of your investment may decrease if the subadviser’s judgment about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements is incorrect.

●
Risk of increase in expenses. Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Comparison of Fees and Expenses

The Target Fund and the Acquiring Fund have each agreed to pay its respective investment manager or investment adviser a management or advisory fee at the same annual rates based on the average daily net assets of the respective Fund. The total annual operating expenses for the Acquiring Fund shares, however, are estimated to be higher than for the Target Fund shares for the fiscal year ended December 31, 2013. As a result, [●] has entered into an agreement with the TAP Trust under which it will waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses of the Acquiring Fund shares are not expected to exceed 0.89%. This arrangement cannot be terminated prior to December 31, 2016.

9

The fees and expenses set forth below are based on net assets and accruals of the Target Fund as of the Target Fund’s fiscal year ended December 31, 2013. The “Acquiring Fund (Pro Forma)” operating expenses information is based on the net assets and accruals of the Target Fund and the Acquiring Fund, as of December 31, 2013, as adjusted showing the effect of the Reorganization had it occurred on such date. Total annual fund operating expenses after waiving fees and/or reimbursing expenses set forth below reflect current fee waiver and/or expense reimbursement arrangements in effect, if any. Annual Fund Operating Expenses are paid out of Fund assets, so their effect is reflected in the share prices.

The accompanying tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. The fee table and expense example do not reflect expenses incurred from investing through a separate account or qualified plan and do not reflect variable annuity or life insurance contract charges. If they did, the overall fees and expenses would be higher than those shown. Detailed information about the cost of investing in the Target Fund or the Acquiring Fund through a separate account or qualified plan is presented in the contract prospectus through which the Fund’s shares are offered to you or in the information provided by your plan.

Target Fund

Shareholder fees
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.71
Distribution and service (12b-1) fees	None
Other expenses	0.18
Total annual fund operating expenses	0.89

Acquiring Fund (Pro Forma)

Shareholder fees
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.71
Distribution and service (12b-1) fees	None
Other expenses	0.40
Total annual fund operating expenses	1.11
Fees waived and/or expenses reimbursed1	-0.22
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.89
1 [●] has agreed to waive fees and reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 0.89% for Acquiring Fund shares. This arrangement cannot be terminated prior to December 31, 2016. [●] is permitted to recapture amounts waived and/or reimbursed to the Acquiring Fund during the same fiscal year if the Acquiring Fund’s total annual operating expenses have fallen to a level below the limit described above.

10

Comparison of Expense Limitation. The total annual operating expenses for the Acquiring Fund are higher than for the Target Fund; therefore, [●] has determined to contractually limit expenses through December 31, 2016 to the amount stated in the most recent Target Fund prospectus dated May 1, 2014. An additional footnote has been added to the Acquiring Fund fee table as noted above. [●], adviser to the Acquiring Fund, has entered into an agreement with the TAP Trust under which it will waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 0.89% for Acquiring Fund shares. This arrangement cannot be terminated prior to December 31, 2016. [●] is permitted to recapture amounts waived and/or reimbursed to the Acquiring Fund during the same fiscal year if the Acquiring Fund’s total annual operating expenses have fallen to a level below the limit described above.

Expense Example:

The Expense Example below is intended to help you compare the cost of investing in the Target Fund and the Acquiring Fund with the cost of investing in other mutual funds. The example does not include expenses incurred from investing through a separate account or qualified plan. If the example included these expenses, the figures shown would be higher. The example assumes:

●	You invest $10,000 in the Fund for the time periods indicated
●	Your investment has a 5% return each year and the Fund’s operating expenses remain the same
●	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Target Fund

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
With or without redemption at end of period	91	284	493	1,096

Acquiring Fund (Pro Forma)

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
With or without redemption at end of period	91	308	568	1,311

Performance Information

Performance information for the Acquiring Fund is not presented because the Acquiring Fund has not yet commenced operations. As the accounting successor to the Target Fund, the Acquiring Fund will assume the Target Fund’s historical performance after the Reorganization. As a result, the bar chart and table below illustrate the risks of investing in the Acquiring Fund and the Target Fund. The bar chart shows changes in the Target Fund’s performance from year to year. The table shows the average annual total returns of the Target Fund and also compares the Target Fund’s performance with the average annual total returns of an index or other benchmark. The table compares the Target Fund’s performance with the average annual total returns of the S&P 500 Index, the Barclays U.S. Aggregate Index and the blended performance of the two indexes, which provides Target Fund shareholders with more meaningful comparisons than with the S&P 500 Index or the Barclays U.S. Aggregate Index alone. The blended index has been prepared by LMPFA. The Target Fund’s past performance (before and after taxes) is not necessarily an indication of how the Target Fund or, if the Reorganization is approved and consummated, the Acquiring Fund will perform in the future.

11

Total returns (%)

Calendar Years ended December 31

Best Quarter (06/30/2009): 13.49      Worst Quarter (12/31/2008): (14.46)

The year-to-date return as of the most recent calendar quarter, which ended 06/30/2014, was 5.61

Average annual total returns (%)
(for periods ended December 31, 2013)
	1 year	5 years	10 years
Target Fund	18.71	12.60	6.01
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.39	17.94	7.40
Barclays U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)	(2.02)	4.44	4.55
Blended S&P 500 Index (70%) and Barclays U.S. Aggregate Index (30%) (reflects no deduction for fees, expenses or taxes)	21.12	14.04	6.79

Fees paid by the separate accounts or qualified plans through which shares of the Target Fund are sold are not reflected in the accompanying bar chart and table. If they were, the returns would be lower than those shown.

Portfolio Turnover

The Target Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Target Fund’s performance. During the most recent fiscal year, the Target Fund’s portfolio turnover rate was 25% of the average value of its portfolio. As the Acquiring Fund has not commenced investment operations, its portfolio turnover rate is not available.

Capitalization

Each of the Target Fund and the Acquiring Fund offer a single class of shares. Shares of the Acquiring Fund have not yet been offered to the public. The following table sets forth the capitalization of the Target Fund, and on a pro forma basis as of June 30, 2014. The Acquiring Fund will not have any assets until after the closing of the Reorganization is complete, but reflects the amount it would have if the Closing Date were June 30, 2014.

Fund Capitalization as of June 30, 2014	Net Assets (000 omitted)	Shares Outstanding (000 omitted)	Net Asset Value Per Share
Target Fund	$48,357	1,482	$32.63
Acquiring Fund	$48,357	1,482	$32.63

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* * * * * * * * * * * * *

The preceding is only a summary of certain information contained in this Proxy Statement relating to the Reorganization. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement, the Target Fund’s Prospectus and Statement of Additional Information, and the Plan. Shareholders should read this entire Proxy Statement carefully.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization.

As discussed in the Introduction above, Stifel is acquiring LMICTC from Legg Mason. Legg Mason, LMIC and Stifel each have a financial interest in the Reorganization because the acquisition of LMICTC by Stifel will not close unless the Reorganization and other LMIC fund reorganizations that are not discussed in this Proxy Statement are effected. LMPFA, the Target Fund’s investment manager, and LMICTC are wholly-owned subsidiaries of Legg Mason, and LMIC, the Target Fund’s subadviser, is a wholly-owned subsidiary of LMICTC. If the Transaction closes, [●], currently LMIC, will become the sole investment adviser to the Acquiring Fund. LMPFA will not be an investment manager or have any other relationship with the Acquiring Fund after the Reorganization.

Under the 1940 Act, the acquisition of LMICTC by Stifel will have the effect of terminating the subadvisory agreement between LMPFA and LMIC with respect to the Target Fund. In connection with the Transaction, the shareholders of the Target Fund are being asked to approve a proposal under which the Target Fund will be reorganized into the newly organized Acquiring Fund for which [●],which will then be indirectly owned by Stifel, will serve as the investment adviser after the Transaction Closing.

Therefore, the primary purpose of the Reorganization is to move the assets of the Target Fund from the VET Trust to the Acquiring Fund that is a series of the TAP Trust to maintain the continuity of the Target Fund’s investment program.

LMPFA recommends that the Target Fund be reorganized as a series of the TAP Trust. The Reorganization will keep portfolio management oversight responsibility for the Acquiring Fund with [●]. The portfolio managers, who are primarily responsible for the day-to-day portfolio management of the Target Fund, will remain the same for the Acquiring Fund. The investment objective of the Target Fund will be identical and the investment strategies and policies of the Target Fund will be substantially similar to those of the Acquiring Fund. In addition, the Target Fund’s fundamental and non-fundamental investment limitations are substantially similar to those of the Acquiring Fund.

For a period of two years following the Reorganization, the advisory fee rate payable by the Acquiring Fund will be the same as the management fee rate currently paid by the Target Fund and any increase to the rate thereafter would be subject to shareholder approval. In addition, as described later in the Proxy Statement, the net annual operating expense ratio of the Acquiring Fund through December 31, 2016 will be the same as the current net annual operating expense ratio of the Target Fund. [●] has agreed that the fees and expenses attributable to the Acquiring Fund will be capped at a level that is no higher than the current fee and expense cap level of the Target Fund through December 31, 2016 and that the expense cap cannot be terminated or amended to increase the level of the expense cap prior to that date.

Section 15(f) of the 1940 Act provides a non-exclusive safe harbor for an investment adviser to a mutual fund, and any of the investment adviser’s affiliated persons (as that term is defined in the 1940 Act), to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. Legg Mason, Stifel and their respective affiliates intend to rely on Section 15(f) and have undertaken to cause the business of [●] in respect of the Acquiring Fund to comply with the conditions of Section 15(f) after the Transaction closes. First, for a period of three years after the Transaction, at least 75% of the Acquiring Fund’s Board of Trustees must be comprised of persons who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the predecessor (LMPFA) or successor adviser ([●]). The TAP Trust currently complies with and intends to continue to comply with this 75% requirement with respect to the Board for the three-year period following the Transaction. The second condition of Section 15(f) is that, for a period of two years after the Transaction, there must not be imposed on the Acquiring Fund any “unfair burden” as a result of the Transaction or any express or implied terms, conditions or understandings related to it. An “unfair burden” would include any arrangement whereby an adviser, or any “interested person” of the adviser, would receive or be entitled to receive any compensation, directly or indirectly, from the Acquiring Fund or its shareholders (other than fees for bona fide investment advisory or other services necessary for the operation of the Acquiring Fund) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Acquiring Fund (other than bona fide ordinary compensation as principal underwriter for the Acquiring Fund).

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Board Considerations.

The VET Trust Board and a majority of those Board members who are not “interested persons” (as defined in the 1940 Act) of the VET Trust (the “Independent Trustees”), on behalf of the Target Fund, met with representatives of LMPFA, LMIC, Stifel and U.S. Bank to discuss Stifel’s acquisition of LMIC. LMPFA recommended to the VET Board the approval of the Reorganization. The Independent Trustees of the Board met separately with their independent counsel to review the Reorganization. Based upon information received prior to the Board meeting at which the Reorganization was considered, responses provided to independent counsel’s inquiries and responses provided at the Board meeting, the Board, including a majority of the Independent Trustees, determined that the Reorganization would be in the best interests of the Target Fund and that the interests of the Target Fund’s shareholders would not be diluted as a result of the Reorganization. The factors considered by the Board with regard to the Reorganization include, but are not limited to, the following:

•
The recommendations of LMPFA, investment manager to the Target Fund, with respect to the Reorganization based on the acquisition by Stifel of LMICTC, the parent company of [●], [currently LMIC], and the Acquiring Fund’s investment adviser.

•	That the primary purpose of the Reorganization is to maintain the continuity of the Target Fund’s investment program.
•
That the investment objective of the Acquiring Fund will be identical to the current investment objective of the Target Fund, and the investment strategies and policies of the Acquiring Fund will be substantially similar to the current investment strategies and policies of the Target Fund.

•
That [●], [currently LMIC], will serve as investment adviser to the Acquiring Fund and that the same portfolio managers that currently manage the Target Fund will manage the Acquiring Fund after the Reorganization.

•	The representations of LMPFA, Stifel and LMIC to the Board concerning the continuity of services to shareholders of the Acquiring Fund after the Reorganization.
•	That the terms of the investment advisory agreement with [●] will be substantially the same as the investment management agreement with LMPFA.
•
Stifel’s and LMIC’s representations to the Board that, for at least two years following the Reorganization, LMIC does not intend to seek any increase in management fees to be incurred by the Target Fund.

•	That the net annual fund operating expenses of the Acquiring Fund will not increase for at least two years after the Reorganization from those currently incurred by the Target Fund.
•
That the costs and expenses incurred directly in connection with the Reorganization will be borne solely by LMPFA, Stifel, [●] or their respective affiliates and will not be borne by the Target Fund or its shareholders.

•
That at least 75% of the TAP Trust Board will be comprised of trustees who are not “interested persons” (as defined in the 1940 Act) of [●] or LMPFA for at least three years following the Reorganization.

•	The governance structure of the TAP Trust Board, the compliance program and the service providers rendering core services to the TAP Trust.
•
The representations of Stifel and LMIC to the Board that, for at least two years after the Reorganization, Stifel or [●], currently LMIC, will not impose any “unfair burden” (as defined in the 1940 Act) on the Acquiring Fund or its shareholders.

•
Stifel’s representations to the Board that after the Reorganization, it will offer [●] working capital, a corporate infrastructure and potential for expanded distribution channels for the Acquiring Fund that may enable the Acquiring Fund to increase assets and provide the possibility for economies of scale.

•
That the Reorganization is expected to be a reorganization within the meaning of Section 368(a) of the Code, and it therefore will constitute a tax-free reorganization and there will be no gain or loss recognized by the Target Fund or its shareholders for federal income tax purposes as a result of the Reorganization.

•	The financial interest that Legg Mason, LMIC and Stifel have in the Reorganization.
•	The consideration of other options available to the Target Fund.

In addition to the above factors, the VET Trust Board considered the terms and conditions of the Plan.

After considering all the above factors, the VET Trust Board concluded that the Reorganization would be in the best interests of the Target Fund and that the interests of the Target Fund shareholders will not be diluted as a result of the Reorganization. The VET Trust Board recommends that shareholders of the Target Fund approve the Reorganization.

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On [   ], 2014, the TAP Trust Board also concluded that the Reorganization is in the best interests of the Acquiring Fund and approved the Reorganization on behalf of the Acquiring Fund.

Agreement and Plan of Reorganization. The Plan sets forth the terms by which the Target Fund will be reorganized into the Acquiring Fund. The Plan is attached as Appendix A and the description of the Plan contained herein is qualified in its entirety by the attached Plan. The following sections summarize the material terms of the Plan and the federal income tax treatment of the proposed Reorganization.

The Plan provides that upon the transfer of all of the assets and liabilities of the Target Fund to the Acquiring Fund, the Acquiring Fund will assume all the liabilities of the Target Fund and will issue to the Target Fund that number of full and fractional Acquiring Fund shares having an aggregate NAV equal in value to the aggregate NAV of the Target Fund, calculated as of the Closing Date. The Target Fund will distribute the Acquiring Fund shares received by it to the shareholders of the Target Fund in complete liquidation and termination of the Target Fund. Target Fund shareholders will receive Acquiring Fund shares based on their respective holdings in the Target Fund as of the Closing Date.

Upon completion of the Reorganization, each shareholder of the Target Fund will own that number of full and fractional shares of the Acquiring Fund having an aggregate NAV equal to the aggregate NAV of such shareholder’s shares held in the Target Fund as of the Closing Date. Such shares will be held in an account with the Acquiring Fund identical in all material respects to the account currently maintained by the Target Fund for such shareholder.

Shares of the Target Fund may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating life insurance companies or through eligible pension or other qualified plans. Effective as of the close of business two days prior to the Reorganization, the Target Fund will be closed to new purchases. Until the Closing Date, shareholders of the Target Fund will continue to be able to redeem their shares at the NAV next determined after receipt by the Target Fund’s transfer agent of a redemption request in proper form. Redemption and purchase requests received by the transfer agent after the Closing Date will be treated as requests for the redemption or purchase of shares of the Acquiring Fund received by the shareholder in connection with the Reorganization. After the Reorganization, all of the issued and outstanding shares of the Target Fund will be canceled on the books of the Target Fund and the transfer agent’s books of the Target Fund will be permanently closed.

The Reorganization is subject to a number of conditions, including, without limitation, the receipt of a legal opinion from counsel of the Acquiring Fund addressed to the Target Fund and the Acquiring Fund with respect to certain tax issues, as more fully described in “Federal Income Tax Consequences” below, and the parties’ performance in all material respects of their respective agreements and undertakings in the Plan. Assuming satisfaction of the conditions in the Plan, the Closing Date of the Reorganization will be at the close of business on or about December 12, 2014, or such other date as the parties may agree.

The Plan may not be changed except by an agreement signed by each party to such Plan.

If Stifel, Legg Mason and the parties to the Plan determine to waive certain closing conditions, the Reorganization of the Target Fund or of other funds advised by LMIC and not described in the Proxy Statement may be effected while others are not, or Stifel may become the indirect owner of LMIC prior to shareholder approval of the Plan or shareholder approval of reorganizations not described in the Proxy Statement, which would terminate LMIC’s subadvisory contract with respect to the Target Fund and such other funds.  If shareholders do not approve the Plan prior to the Transaction Closing, LMPFA, Stifel, [LMIC/[●]] and the Board of the VET Trust would likely consider various options with respect to the Target Fund.

Costs and Expenses of the Reorganization.

The Plan provides that all direct expenses in connection with the Reorganization will be borne by LMPFA, [●] or their respective affiliates. Such expenses include, without limitation: (a) expenses associated with the preparation and filing of this Proxy Statement; (b) postage; (c) printing; (d) accounting fees; (e) costs to terminate the Target Fund; and (f) legal fees incurred by the VET Trust and the TAP Trust. The Target Fund will not incur any costs or expenses in connection with the Reorganization.

Federal Income Tax Consequences.

As a non-waivable condition to the Reorganization, each of the Acquiring Fund and Target Fund will receive an opinion from the law firm of Bingham McCutchen LLP, substantially to the effect that, based on certain facts, assumptions and representations made by the VET Trust and the TAP Trust, on the basis of existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(a)           The Acquiring Fund’s acquisition of the Assets (as defined in the Plan) in exchange solely for Acquiring Fund shares and its assumption of the Liabilities (as defined in the Plan), followed by the Target Fund’s distribution of those shares pro rata to the shareholders in exchange for their Target Fund shares, and in complete liquidation of the Target Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Target Fund and the Acquiring Fund will each be “a party to a reorganization” (within the meaning of Section 368(b) of the Code);

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(b)           The Target Fund will recognize no gain or loss on the transfer of the Assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the Acquiring Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the shareholders in exchange for their Target Fund shares, except for (A) any gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an Asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

(c)           The Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund shares and its assumption of the Liabilities;

(d)           The tax basis in the hands of the Acquiring Fund of the Assets will be the same as the Target Fund’s basis therein immediately before the Reorganization, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer, and the Acquiring Fund’s holding period for the Assets, other than any Asset with respect to which gain or loss is required to be recognized in the Reorganization, will include the periods during which the respective Assets were held by the Target Fund (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(e)           A shareholder will recognize no gain or loss on the exchange of all its Target Fund shares solely for Acquiring Fund shares as part of the Reorganization; and

(f)            The aggregate tax basis of the Acquiring Fund shares that each shareholder receives in the Reorganization will be the same as the aggregate basis in its Target Fund shares exchanged therefor, and its holding period for those Acquiring Fund shares will include the period for which it held those Target Fund shares, provided the shareholder holds them as capital assets on the date of the exchange.

If any of the representations or covenants of the parties as described herein is inaccurate, the tax consequences of the Reorganization could differ materially from those summarized above. Furthermore, the description of the tax consequences set forth herein will neither bind the IRS, nor preclude the IRS or the courts from adopting a contrary position. No assurance can be given that contrary positions will not successfully be asserted by the IRS or adopted by a court if the issues are litigated. No ruling has been or will be requested from the IRS in connection with this Reorganization. No assurance can be given that future legislative, judicial or administrative changes, on either a prospective or retroactive basis, or future factual developments, would not adversely affect the accuracy of the conclusions stated herein.

This discussion of material U.S. federal income tax consequences of the Reorganization does not address all aspects of U.S. federal income taxation that may be important to a holder of Target Fund or Acquiring Fund shares in light of that shareholder’s particular circumstances or to a shareholder subject to special rules. In addition, this discussion does not address any state, local or foreign income tax or non-income tax consequences of the Reorganization or of any transactions other than the Reorganization. Therefore, shareholders may find it advisable to consult their own tax adviser as to the specific tax consequences to them of the Reorganization.

ADDITIONAL INFORMATION ABOUT THE FUND

Investment Advisers. The Target Fund’s investment manager is LMPFA and its investment subadviser is LMIC. LMIC is a limited liability company operating under the laws of Maryland.  The Acquiring Fund’s investment adviser is [●], [currently LMIC], which will be indirectly owned by Stifel. As of June 30, 2014, LMIC had approximately $7.8 billion of assets under management.

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Investment Advisory Arrangements. Under the investment management agreement with the VET Trust, on behalf of the Target Fund, LMPFA supervises the management of the Target Fund’s investments and business affairs. At its expense, LMPFA provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund. As compensation for its services, the Target Fund pays LMPFA a monthly management fee at an annual rate that decreases as assets increase, as follows: 0.71% of the Fund’s average daily net assets up to and including $50 million; 0.61% of assets in excess of $50 million and up to and including $100 million; 0.51% of assets in excess of $100 million and up to and including $200 million; and 0.46% of assets in excess of $200 million. Pursuant to a subadvisory agreement between the VET Trust, on behalf of the Target Fund, and LMIC, LMIC provides the day-to-day portfolio management of the Target Fund, except for the management of cash and short-term instruments. Western Asset Management Company (“Western Asset”) manages the Target Fund’s cash and short-term instruments. As compensation for their subadvisory services, LMPFA pays LMIC and Western Asset an aggregate fee equal to 70% of the management fee paid to LMPFA, net of fee waivers and expense reimbursements.

Under the investment advisory agreement with the TAP Trust, on behalf of the Acquiring Fund, [●] will supervise the management of the Acquiring Fund’s investments (including cash and short-term instruments) and business affairs. At its expense, [●] will provide office space and all necessary office facilities, equipment and personnel for servicing the investments of the Acquiring Fund. As compensation for its services, the Acquiring Fund will pay [●] a monthly advisory fee at the same annual rate that the Target Fund pays LMPFA pursuant to the management agreement, described above, based on the Acquiring Fund’s daily net asset value.

In addition to the management fees, the Target Fund incurs other expenses such as custodian, transfer agency, interest, acquired fund fees and expenses and other customary fund expenses (acquired fund fees and expenses are indirect fees that the Target Fund incurs from investing in the shares of other investment companies). LMPFA previously agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.00%, subject to recapture as described below This arrangement is expected to continue until December 31, 2015 (unless the Reorganization is consummated prior to that date), may be terminated prior to that date by agreement of LMPFA and the Board of the VET Trust, and may be terminated at any time after that date by LMPFA. This arrangement, however, may be modified by LMPFA to decrease total annual operating expenses at any time. LMPFA is also permitted to recapture amounts waived and/or reimbursed to the Target Fund during the same fiscal year if the Target Fund’s total annual operating expenses have fallen to a level below the limit described above. In no case will LMPFA recapture any amount that would result, on any particular business day of the Target Fund, in the Target Fund’s total annual operating expenses exceeding the applicable limit described above or any other lower limit then in effect.

Because the shares of the Acquiring Fund are estimated to have a higher total annual expense ratio than shares of the Target Fund, [●] has contractually agreed to enter into an expense limitation agreement regarding the Acquiring Fund so that Acquiring Fund expenses are capped at 0.89% of the Acquiring Fund’s average net assets through December 31, 2016, pending approval by the TAP Trust’s Board of Trustees. After that date, the expense limitation agreement for the Acquiring Fund may be terminated at any time by the TAP Board of Trustees upon 60 days’ notice to [●], or by [●] with consent of the TAP Board of Trustees. [●] is permitted, with Board approval, to recapture amounts waived and/or reimbursed to the Acquiring Fund during the same fiscal year in which [●] earned the fee or incurred the expense if the Acquiring Fund’s total annual operating expenses have fallen to a level below the limit described above. Because, as described above, certain expenses are excluded from the Target Fund’s and Acquiring Fund’s expense cap, it is possible for the Target Fund and/or Acquiring Fund to pay actual net operating expenses that are higher than the level of its expense cap.

The Target Fund’s annual report to shareholders for the fiscal year ended December 31, 2013 contains information about the factors that the VET Trust Board considered in approving the Target Fund’s management agreement and subadvisory agreements. A discussion of the factors considered by the TAP Board of Trustees in approving the Acquiring Fund’s advisory agreement between the TAP Trust and [●] will be included in the first shareholder report following the commencement of operations of the Acquiring Fund.

Fund Management. LMIC provides customized investment counsel to individuals, family offices and institutions. LMIC seeks to maximize performance while managing risk through an investment discipline that is supported by fundamental research and dedicated resources. LMIC was formed in 2004 from the acquisition of Scudder Private Investment Counsel and Legg Mason Trust. Currently, LMIC is a wholly-owned subsidiary of Legg Mason, a financial services holding company. After the Transaction Closing, [●], [currently LMIC], will be indirectly owned by Stifel. LMPFA, the Target Fund’s investment manager, and LMICTC are wholly-owned subsidiaries of Legg Mason, and LMIC, the Target Fund’s subadviser is a wholly-owned subsidiary of LMICTC. Portfolio managers at LMIC average 30 years of financial industry experience.

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Target and Acquiring Funds

Ronald T. Bates and Aimee M. Eudy have served as portfolio managers of the Target Fund since December 2006 and May 2012, respectively. Mr. Bates and Ms. Eudy are primarily responsible for the day-to-day management of the Target Fund’s investments and have the ultimate authority to make investment decisions.

Mr. Bates, Managing Director at LMIC and Director of the Socially Responsive Investment Department, is the lead portfolio manager and is responsible for managing the equity portion of the Target Fund. Mr. Bates joined LMIC in 2005 from Scudder, Stevens & Clark. He has over 22 years in the investment management business.

Ms. Eudy, Vice President, Portfolio Manager and Credit Analyst at LMIC, is responsible for managing the fixed income portion of the Target Fund. Ms. Eudy joined an LMIC predecessor organization in 2003 and is also responsible for corporate credit analysis in the taxable fixed income market for the institutional separate account portfolios. She is a member of LMIC’s Socially Responsive Investment Working Group. She has over 17 years in the investment management business.

Mr. Bates and Ms. Eudy will manage the Acquiring Fund if the Reorganization is approved and consummated.

Service Providers. As a series of the VET Trust, the Target Fund retains various service providers that provide an array of services to all series of the Trust. These Third Party Service Arrangements include custody, administration, transfer agency, accounting, distribution and other general support services.

Currently, Third Party Service Arrangements are provided to the VET Trust, unless indicated otherwise, by State Street Bank and Trust Company (custody), Boston Financial Data Services, Inc. (transfer agency prior to September 8, 2014), BNY Mellon Investment Servicing (U.S.) Inc. (transfer agency after September 8, 2014) and Legg Mason Investor Services, LLC (distribution).

Similarly, Third Party Service Arrangements are provided to the series of the TAP Trust, including the Acquired Fund, by U.S. Bank National Association (custody), U.S. Bancorp Fund Services, LLC (“USBFS”) (administration, fund accounting and transfer agency), and Quasar Distributors, LLC (“Quasar”) (distribution) (an affiliate of USBFS). USBFS has been providing services to mutual funds since 1969, and currently services over 300 mutual fund complexes. If the Reorganization is approved, the Acquiring Fund will be overseen by a different Board of Trustees and the Third Party Service Arrangements will be those utilized by the Acquiring Fund.

Independent Accountants. KPMG LLP serves as the independent registered public accounting firm to the Target Fund. BBD LLP will serve as the independent registered public accounting firm to the Acquiring Fund.

Purchase and Redemption Policies. The purchase and redemption policies for the Target Fund and Acquiring Fund are substantially similar and were highlighted previously. The purchase and redemption policies for the Acquiring Fund are more fully discussed in Appendix C.

Frequent Trading of Fund Shares. Frequent purchases and redemptions of shares of the Target Fund and the Acquiring Fund may interfere with the efficient management of a Fund, increase Fund transaction costs, and have a negative effect on a Fund’s long-term shareholders. Frequent trading may cause a Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from a Fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that a Fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of a Fund’s investments. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the Target Fund and the Acquiring Fund and their long-term shareholders, the VET Trust Board and the TAP Trust Board have approved policies and procedures that are intended to detect and discourage excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the Fund may limit additional exchanges or purchases of Fund shares by shareholders who are believed by the investment adviser to be engaged in these abusive trading activities in a Fund. In the event that an exchange or purchase request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.

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The Funds’ shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts or through eligible pension or other qualified plans. The policies apply to any account, whether a direct account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, and accounts held through intermediaries such as insurance company separate accounts, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account. A Fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of a Fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

Distributions. Distributions made by the Target Fund or Acquiring Fund to an insurance company separate account, and exchanges and redemptions of Fund shares made by a separate account, ordinarily do not cause the corresponding contract holder to recognize income or gain for federal income tax purposes. Shareholders should see the contract prospectus for information regarding the federal income tax treatment of the distributions to separate accounts and the holders of the contracts. The distribution policies for the Acquiring Fund are more fully discussed in Appendix C.

Payments to Broker-Dealers and Other Financial Intermediaries. The Target Fund’s and the Acquiring Fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or salesperson or visit your financial intermediary’s or salesperson’s website for more information.

Shareholder Information. As of the Record Date, the Target Fund’s shareholders of record and/or beneficial owners (to the VET Trust’s knowledge) who owned 5% or more of the class of the Target Fund’s shares are set forth below in Appendix B, “Shareholder Information on the Target Fund.”

Comparison of Valuation Procedures. Generally, the procedures by which the TAP Trust intends to value the securities of each of the Acquiring Fund are very similar to the procedures used by the corresponding Trust to value the securities of the Target Fund. In all cases where a price is not readily available and no other means are available for determining a price, each of the Trusts turns to its fair value procedures for guidance. Applying the TAP Trust’s valuation policies after the Reorganization to the Acquiring Fund will not result in material differences in the Acquiring Fund’s NAV compared to applying that Trust’s valuation policies to the Target Fund prior to the closing of the Reorganization. The Valuation Procedures of the Acquiring Fund are more fully discussed in Appendix C.

Description of the Securities to be Issued; Rights of Shareholders. The following is a summary of the material rights of shareholders of the Target Fund and the Acquiring Fund, but does not purport to be a complete description of these rights. These rights may be determined in full by reference to the Maryland statute (the “Maryland Statute”) governing Maryland statutory trusts and the Delaware statute (the “Delaware Statute”) governing Delaware statutory trusts, the VET Trust’s Amended and Restated Declaration of Trust and the TAP Trust’s Amended and Restated Declaration of Trust, and the VET Trust’s Amended and Restated Bylaws and the TAP Trust’s Amended and Restated Bylaws (collectively, the “Governing Instruments”). The Governing Instruments are subject to amendment in accordance with their terms. Copies of the Governing Instruments are available upon request and without charge by following the instructions listed under “Available Information.”

Forms of Organization. The Target Fund is a diversified series of the VET Trust, an open-end management investment company organized as a Maryland statutory trust. The Acquiring Fund is a diversified series of the TAP Trust, an open-end management investment company organized as a Delaware statutory trust.

Shares. Each of the VET Trust and the TAP Trust are authorized to issue an unlimited number of shares of beneficial interest.

Voting Rights. Each share of the Target Fund represents an interest in the Fund that is equal to and proportionate with the other share of the respective Fund. The VET Trust shareholders are entitled to a number of votes equal to the NAV of the share (or fractional share) in U.S. dollars determined at the close of business on the Record Date. The TAP Trust shareholders are entitled to one vote for each share and a fractional vote for each fraction of a share of beneficial interest of the Trust standing in his or her name on the books of the Acquiring Fund on the Record Date and outstanding at the time of the Special Meeting. The PET Trust and the TAP Trust are not required to (nor do they) hold annual shareholder meetings. However, the PET Trust and the TAP Trust may hold special meetings for purposes such as electing or removing trustees. On any matters submitted to a vote of shareholders, the PET Trust and the TAP Trust shares are voted together without regard to class or series except when separate voting is required by the 1940 Act or other applicable law, or where the Board has decided that a matter only affects the interests of one or more series.

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Shareholder Liability. The Maryland Statute provides that, except as provided in the governing instruments of the trust, shareholders are entitled to the same limitation of personal liability extended to stockholders of a Maryland corporation. Consistent with the Delaware Act, the DE Declaration provides that no Acquiring Fund shareholder, as such, shall be subject to any personal liability whatsoever to any person in connection with the property, acts, obligations or affairs of the Trust or any series. Each of the Trusts’ Governing Instruments provide that no shareholder shall be subject to any personal liability whatsoever to any person in connection with property of a Fund or the acts, obligations or affairs of the VET Trust or TAP. Each of the Trusts’ Governing Instruments further provide that, if any shareholder is made a party to any suit or proceeding to enforce any such liability of a Fund, he or she shall not be held to any personal liability. The VET Trust and the TAP Trust indemnify and hold each shareholder harmless from and against all claims and liabilities to which such shareholder may become subject by reason of being or having been a shareholder, and shall reimburse the shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability.

Preemptive Rights. Shareholders of the VET Trust and the TAP Trust are not entitled to any preference, preemptive, appraisal, conversion or exchange rights.

Fund Trustees and Officers. The VET Trust is managed under the supervision of the VET Trust Board. The TAP Trust is managed under the supervision of the TAP Trust Board. The Acquiring Fund will have a different Board and officers from the Target Fund. Below are the members of the TAP Trust Board and officers of the TAP Trust:

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(4)	Other Directorships Held During Past 5 Years by Trustee(2)
Independent Trustees (3)

John Chrystal 615 E. Michigan St. Milwaukee, WI 53202 Age: 56	Trustee	Since 2011	Founder and Managing Partner of Bent Gate Advisors, LLC, a consulting firm that provides strategic advice and assistance to financial institutions. Previously a Partner at DiMaio Ahmad Capital, an investment management firm.	4	Director, Javelin Mortgage Investments, Inc.; Director, The Bancorp, Inc.; Trustee, Trust for Advised Portfolios (for 3 series not affiliated with the Fund).

Albert J. DiUlio, S.J. 615 E. Michigan St. Milwaukee, WI 53202 Age: 71	Trustee	Since 2011	Treasurer, Midwest Province of the Society of Jesus. President of the Vatican Observatory Foundation, September 2011 through August 2014. Sabbatical, September 2010 through August 2011. Secretary for Finance and Higher Education USA Jesuit Conference, January 2005 through August 2010.	4	Trustee, Trust for Advised Portfolios (for 3 series not affiliated with the Fund).

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Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(4)	Other Directorships Held During Past 5 Years by Trustee(2)
David S. Krause 615 E. Michigan St. Milwaukee, WI 53202 Age: 60	Trustee	Since 2011	Director of the Applied Investment Management program and Adjunct Assistant Professor of Finance at Marquette University.	4	Trustee, Trust for Advised Portfolios (for 3 series not affiliated with the Fund).

Harry E. Resis 615 E. Michigan St. Milwaukee, WI 53202 Age: 68	Trustee	Since 2012	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors.	4	Trustee, Trust for Advised Portfolios (for 3 series not affiliated with the Fund).

Interested Trustee

Ian Martin(4) 615 E. Michigan St. Milwaukee, WI 53202 Age: 45	Chairman, Trustee	Since 2013	Executive Vice President, U.S. Bancorp Fund Services, LLC.	4	Trustee, Trust for Advised Portfolios (for 3 series not affiliated with the Fund).

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Age: 39	President and Principal Executive Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC (2011 to present); Vice President, Huntington Asset Services (2008 to 2011).

Steven J. Jensen 615 E. Michigan Street Milwaukee, WI 53202 Age: 56	Vice President, Chief Compliance Officer and AML Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC (2011 to present); Field Finance Manager, Johnson Controls, Inc. (2008 to 2011).

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Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Age: 33	Treasurer and Principal Financial Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC (2011 to present): Senior Fund Administrator, Huntington Asset Services (2002 to 2011).

Wendy M. Barron 615 E. Michigan Street Milwaukee, WI 53202 Age: 36	Assistant Treasurer	Since 2014	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2008 to present).

Jeanine M. Bajczyk, Esq. 615 E. Michigan Street Milwaukee, WI 53202 Age: 49	Secretary	Since 2014	Senior Vice President and Counsel, U.S. Bancorp Fund Services, LLC (May 2006 to present).

(1)	Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term until the election of a successor.
(2)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(3)
The Trustees of the TAP Trust who are not “interested persons” of the TAP Trust as defined under the 1940 Act (“Independent Trustees”). Mr. Martin is an “interested person” of the TAP Trust as defined by the 1940 Act. Mr. Martin is an interested Trustee of the TAP Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the TAP Trust’s distributor.

(4)
The number of portfolios reflected assumes all of the proposed reorganizations of LMIC-advised funds, including the Target Fund, are approved and consummated. Currently, the TAP Trust consists of three portfolios, each managed by a different investment adviser.

VOTING INFORMATION

Record Date, Voting Rights and Vote Required. Proxies are being solicited from the shareholders of the Target Fund by the VET Trust Board for the Special Meeting to be held on September 24, 2014, at 10:00 a.m. Eastern Time at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, New York 10018, or at such later time made necessary by adjournment. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, “FOR” approval of the Plan.

The Board has fixed the close of business on July 31, 2014 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof. As of the Record Date, the total number of issued and outstanding shares of beneficial interest of the Target Fund was _____________.

Shareholders of record and/or beneficial owners who own five percent or more of the Target Fund as of the Record Date are set forth on Appendix B to this Proxy Statement. The affirmative vote of a majority of the outstanding voting securities of the Target Fund is required to approve the Plan, which under applicable law means the vote of the lesser of (a) 67% or more of the voting power of the voting securities present at the Special Meeting, if the holders of more than 50% of the voting power of the outstanding voting securities of the Target Fund are present at the Special Meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Target Fund.

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How to Vote or Authorize a Proxy to Vote. You may vote or authorize a proxy to vote in one of five ways:

●	through your Participating Insurance Company (defined below);
●	complete and sign the enclosed voting instruction card and mail it to us in the prepaid return envelope (if mailed in the United States);
●	vote on the Internet at the website address listed on your voting instruction card;
●	call the toll-free number printed on your voting instruction card; or
●	attend the Special Meeting and vote in person.

PLEASE NOTE, TO VOTE VIA THE INTERNET OR TELEPHONE, YOU WILL NEED THE “CONTROL NUMBER” THAT APPEARS ON YOUR VOTING INSTRUCTION CARD.

Participating Insurance Companies. Shares of the Target Fund and Acquiring Fund are offered only to variable annuity and variable life insurance separate accounts established by insurance companies (each, a “Participating Insurance Company”) to fund variable annuity contracts and variable life insurance policies. The rights accompanying shares of the Target Fund are legally vested in the variable annuity contracts and variable life insurance products offered by the separate accounts of Participating Insurance Companies. However, in accordance with current law and interpretations thereof, Participating Insurance Companies will vote shares of the Target Fund held in the separate accounts in a manner consistent with voting instructions timely received from the holders of variable annuity contracts and variable life insurance policies. A signed and dated voting instruction form or other authorization by a holder that does not specify how the holder’s shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of the applicable proposal. Those persons who have a voting interest at the close of business on the Record Date will be entitled to submit instructions to their Participating Insurance Company. Each Participating Insurance Company will vote Target Fund shares held in separate accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares of the Target Fund it owns, in the same proportion as those shares of the Target Fund for which such insurance company receives voting instructions. Therefore, it is possible that a small number of holders of variable annuity contracts and variable life insurance policies can determine the outcome of a matter submitted to shareholders. For purposes of the Proxy Statement, the term “shareholder” (when used to refer to the beneficial holder of ownership interests in the Target Fund) shall also be deemed to include holders of variable annuity contracts and variable life insurance policies.

If you hold shares of the Target Fund through a variable annuity contract or a variable life insurance policy, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your Participating Insurance Company specific instructions as to how you want your shares to be voted.

Proxies. All proxies solicited by the VET Trust Board that are properly executed and received by the Secretary prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy, it will be voted FOR the matters specified on the proxy.

A shareholder may revoke a proxy at any time prior to its exercise at the Special Meeting by (1) submitting to the Target Fund a subsequently executed proxy, (2) delivering to the Target Fund a written notice of revocation (addressed to the Assistant Secretary at the principal executive office of the Target Fund at the address shown at the beginning of this Proxy Statement) or (3) otherwise giving notice of revocation at the Special Meeting. Merely attending the Special Meeting, however, will not revoke any previously executed proxy. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Plan and the Reorganization contemplated thereby. Contract owners should consult their Participating Insurance Company regarding their ability to revoke voting instructions after such instructions have been provided to the Participating Insurance Company. Votes cast by proxy at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting. The inspectors of election will determine whether or not a quorum is present at the Special Meeting.

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Quorum and Adjournments. A quorum must be present at the Special Meeting for the transaction of business. The presence in person or by proxy of a specified number of shares of the Target Fund outstanding at the close of business on the Record Date constitutes a quorum for a meeting of the Fund. The quorum requirement for the Target Fund is 30% of the voting power of the shares entitled to vote. Because a significant percentage of the Target Fund’s shares are held by Participating Insurance Companies, the presence of such Participating Insurance Companies at the Special Meeting shall be sufficient to constitute a quorum for the transaction of business. Abstentions and broker non-votes are counted toward a quorum but do not represent votes cast for any issue. Broker non-votes are shares for which the beneficial owner has not voted and the broker holding the shares does not have discretionary authority to vote on the particular matter. Under the 1940 Act, the affirmative vote necessary to approve the proposals may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of counting abstentions and broker non-votes as if they were votes against the proposal.

In the event that a quorum shall not be present at the Special Meeting or in the event that a quorum is present but sufficient votes to approve the Plan are not received, the chairman of the Special Meeting or, if a proposal to adjourn is submitted to a vote of shareholders by the chairman, the shareholders of the Target Fund, by the affirmative vote of a majority of votes cast on the adjournment, shall have the power to adjourn the Special Meeting from time to time, without notice other than announcement at the Special Meeting, until the requisite number of shares entitled to vote at the Special Meeting shall be present. The persons named as proxies and any shareholder present at the meeting will vote for or against any adjournment in their discretion.

Effect of Abstentions and Broker “Non-Votes”. All proxies voted, including abstentions and broker non-votes, will be counted toward establishing a quorum. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).

Abstentions and broker non-votes will be treated as shares voted against the proposal. Treating broker non-votes as votes against the proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. Abstentions and broker non-votes will not be voted “FOR” or “AGAINST” any adjournment.

Solicitation of Proxies. The Target Fund expects that the solicitation of proxies will be primarily by mail and telephone. The solicitation also may include facsimile, Internet or oral communications by certain employees of LMIC or its affiliates, who will not be paid for these services. LMPFA has retained Computershare Fund Services (“Computershare”) to aid in the solicitation of proxies, at an anticipated cost of approximately $28,400. LMPFA, [●] and their respective affiliates will bear the direct costs in connection with the Special Meeting, including legal costs, the costs of retaining Computershare, and other expenses incurred in connection with the solicitation of proxies. The Target Fund will not incur any costs in connection with the Reorganization.

LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of shares of the Acquiring Fund will be passed on by the law firm of Bingham McCutchen LLP.

EXPERTS

The financial statements and financial highlights of the Target Fund incorporated in this Proxy Statement by reference from the Target Fund’s Annual Report on Form N-CSR for the fiscal year ended December 31, 2013 has been audited by KPMG LLP, an independent registered public accounting firm, as stated in their report, which is incorporated by reference herein, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. As the Acquiring Fund will not be in operation until after the Reorganization, there are currently no financial statements.

The financial highlights of the Target Fund are set forth in Appendix D, “Financial Highlights.”

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OTHER MATTERS

The Target Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders (assuming the Reorganization is approved and consummated) should send their written proposals to the Secretary of Trust for Advised Portfolios, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, so that they are received within a reasonable time before any such meeting. The timely submission of a proposal does not guarantee its submission.

By order of the Board of Trustees,

/s/

President, VET Trust

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Appendix A

Agreement and Plan of Reorganization

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [  ] day of [  ], 2014, by and between Trust for Advised Portfolios, a Delaware statutory trust (“TAP Trust”), with its principal place of business at 615 East Michigan Street, Milwaukee, Wisconsin 53202, on behalf of its series [NEWCO Variable Socially Responsive Balanced Fund] (the “Acquiring Fund”), and Legg Mason Partners Variable Equity Trust, a Maryland statutory trust (the “Legg Mason Trust”), with its principal place of business at 620 Eighth Avenue, New York, New York 10018, on behalf of its series Legg Mason Investment Counsel Variable Social Awareness Portfolio (the “Target Fund”).   [NEWCO], a [type of entity] joins this Agreement solely for purposes of paragraphs 8.10, 9.2, 14, and 16.1 to 16.6. Legg Mason Partners Fund Advisor, LLC (“LMPFA”), a Delaware limited liability company, joins this Agreement solely for purposes of paragraphs 8.9, 9.2, 14, and 16.1 to 16.6.

WHEREAS, the Acquiring Fund is a series of the TAP Trust, an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Target Fund is a series of the Legg Mason Trust, an open-end management investment company registered pursuant to the 1940 Act;

WHEREAS, the Acquiring Fund has been newly organized to hold the assets of the Target Fund;

WHEREAS, the Acquiring Fund has had only nominal assets and has carried on no business activities prior to the date first shown above and will have had only nominal assets and will have carried on no business activities prior to the consummation of this transaction described herein;

WHEREAS, the following chart shows the Acquiring Fund and its class of shares of beneficial interest (no par value) (“Acquiring Fund Shares”) and the Target Fund with its class of shares of beneficial interest ($.00001 par value) (“Target Fund Shares”):

Target Fund	Acquiring Fund
Legg Mason Investment Counsel Variable Social Awareness Portfolio	[NEWCO Variable Socially Responsive Balanced] Portfolio
Non-Designated Class	Non-Designated Class

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transactions contemplated by this Agreement constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) this Agreement constitutes a plan of reorganization within the meaning of Section 368 of the Code and Treasury Regulations Section 1.368-2(g);

Appendix A-1

WHEREAS, the reorganization and termination contemplated hereby will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund to the Acquiring Fund in exchange solely for the Acquiring Fund Shares corresponding to the Target Fund Shares, as described herein, and the assumption by the Acquiring Fund of all liabilities of the Target Fund, and (2) the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund in complete liquidation of the Target Fund and the termination of the Target Fund as a series of the Legg Mason Trust, as provided herein (such series of transactions, the “Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Target Fund currently owns securities and other investments that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Board of Trustees of the TAP Trust (the “TAP Board”), including a majority of its members who are not “interested persons” (as that term is defined in the 1940 Act) (the “Independent Trustees”) of the TAP Trust, has determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund for Acquiring Fund Shares and the assumption of all liabilities of the Target Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

WHEREAS, the Board of Trustees of the Legg Mason Trust (the “Legg Mason Board”), including a majority of its members who are Independent Trustees, has determined, with respect to the Target Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund for Acquiring Fund Shares and the assumption of all liabilities of the Target Fund by the Acquiring Fund is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization; and

WHEREAS, in this Agreement, any references to the Acquiring Fund or Target Fund taking action shall mean and include all necessary actions of the TAP Trust or the Legg Mason Trust, as applicable, on behalf of the Acquiring Fund or Target Fund, unless the context of this Agreement or the 1940 Act requires otherwise;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.
TRANSFER OF ASSETS OF THE TARGET FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL TARGET FUND LIABILITIES BY THE ACQUIRING FUND AND TERMINATION OF THE TARGET FUND

1.1. Subject to the requisite approval of the Target Fund’s shareholders (“Target Fund Shareholders”) and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Legg Mason Trust, on behalf of the Target Fund, agrees to sell, assign, convey, transfer and deliver all of the Target Fund’s Assets, as defined and set forth in paragraph 1.2, to the Acquiring Fund, and the TAP Trust, on behalf of the Acquiring Fund, agrees in exchange therefor: (a) to deliver to the Target Fund the number, determined in accordance with paragraph 2.3, of full and fractional Acquiring Fund Shares corresponding to the class of Target Fund Shares as of the time and date set forth in paragraph 3.1, determined by dividing the value of the Target Fund’s net assets attributable to that class (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of one share of the corresponding class of Acquiring Fund Shares (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all liabilities of the Target Fund. Such transactions shall take place on a closing date as provided for in paragraph 3.1 (the “Closing Date”).

1.2. The property and assets of the Legg Mason Trust attributable to the Target Fund to be sold, assigned, conveyed, transferred and delivered to and acquired by the TAP Trust, on behalf of the Acquiring Fund, shall consist of all assets and property of every kind and nature of the Target Fund, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers, that the Target Fund owns at the Valuation Date (as defined in paragraph 2.1) (collectively, “Assets”). The TAP Trust, on behalf of the Acquiring Fund, shall assume all of the liabilities and obligations of the Target Fund, including, without limitation, all indemnification obligations of the Target Fund with respect to the current and former members of the Board and officers of the Legg Mason Trust, whether accrued or contingent, known or unknown, existing at the Valuation Date except for (a) obligations of the Target Fund arising under this Agreement and (b) all expenses that are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) borne by LMPFA or NEWCO pursuant to paragraph 9.2 (collectively, “Liabilities”). The Target Fund will sell, assign, convey, transfer and deliver to the TAP Trust, on behalf of the Acquiring Fund, any rights, payments, stock dividends, or other securities received by the Target Fund after the Closing Date as payments, stock dividends or other distributions on or with respect to the Assets transferred, which rights, payments, stock dividends, and other securities shall be deemed included in the property and assets transferred to the TAP Trust, on behalf of the Acquiring Fund, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the Assets of the Target Fund acquired by the TAP Trust on behalf of the Acquiring Fund.

1.3. The Target Fund will use its best efforts to discharge all of its known Liabilities that are or will become due prior to the Closing Date.

1.4. Immediately following the actions contemplated by paragraph 1.1, the Legg Mason Trust shall take such actions as may be necessary or appropriate to complete the termination of the Target Fund. To complete the termination, the Legg Mason Trust, on behalf of the Target Fund, shall (a) on the Closing Date, distribute to the shareholders of record of the Target Fund Shares as of the Closing Date (“Target Fund Shareholders”), on a pro rata basis within the share class, the corresponding class of Acquiring Fund Shares received by the Legg Mason Trust, on behalf of the Target Fund, pursuant to paragraph 1.1, (b) on the Closing Date, cancel shares of the Target Fund and (c) terminate the Target Fund as a series of the Legg Mason Trust, in accordance with Maryland law. Such distribution and cancellation  shall be accomplished, with respect to the Target Fund Shares, by the transfer on the Closing Date of the corresponding class of Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to the Target Fund Shareholders shall be equal to the aggregate net asset value of the Target Fund Shares owned by Target Fund Shareholders on the Closing Date. All issued and outstanding Target Fund Shares will be cancelled on the books of the Target Fund. [The Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange.]

1.5. Ownership of Acquiring Fund Shares will be shown on the books of each transfer agent of the Acquiring Fund for the credit of the respective accounts of the Target Fund Shareholders.

1.6. Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Legg Mason Trust, on behalf of the Target Fund.

2.  VALUATION

2.1. The value of the Assets and the amount of the Liabilities shall be determined as of the time for calculation of net asset value as set forth in the then-current prospectus for the Target Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures established by the Legg Mason Board that conform in valuation methodology in all material respects to those used by the TAP Board. All computations of value and amounts shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Target Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the Legg Mason Trust that conform in valuation methodology in all material respects to those used by the TAP Board. In the case of differences in valuation, the parties shall discuss in good faith to resolve prior to the Closing Date.

2.2. The net asset value per share of the class of Acquiring Fund Shares shall be determined to the nearest full cent on the Valuation Date, using the valuation procedures adopted by the TAP Board. All computations of value shall be made by (a) [accounting agent], in its capacity as accounting agent for the Acquiring Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures adopted in good faith by the TAP Board.

2.3. The number of the class of Acquiring Fund Shares to be issued in exchange for the Assets shall be determined by dividing the value of the net assets with respect to the corresponding class of Target Fund Shares, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of the corresponding class of the Acquiring Fund Share, determined using the same valuation procedures referred to in paragraph 2.2.

3.  CLOSING AND CLOSING DATE

3.1. Subject to the terms and conditions set forth herein, the Closing Date shall be December 12, 2014, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time or such later time on that date as the Target Fund’s net asset value is calculated in accordance with paragraph 2.1. The Closing shall be held at the offices of [LMPFA] or at such other time and/or place as the parties may agree.

3.2. The Legg Mason Trust shall direct State Street Bank and Trust Company (the “Custodian”) to transfer ownership of the Assets, at the time of the Closing, from the accounts of the Target Fund that the Custodian maintains as custodian for the Target Fund to the accounts of the Acquiring Fund. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.  The Custodian shall deliver to the account of the TAP Trust with respect to the Acquiring Fund, the Assets of the Target Fund as of the Closing Date by book entry or physical certificate, in accordance with the customary practices of the Custodian and of each securities depository, in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act. The cash to be transferred by the Target Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.3. The Legg Mason Trust shall direct BNY Mellon Asset Servicing (U.S.) Inc., in its capacity as the transfer agent for the Target Fund (the “Transfer Agent”), to deliver to the TAP Trust at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Target Fund Shareholder and the number and percentage ownership of the outstanding class of Target Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of the Legg Mason Trust, on behalf of the Target Fund, a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Target Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4. At the Closing, each of the Target Fund and Acquiring Fund shall deliver to the Target Fund or Acquiring Fund, as applicable, such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the Target Fund or Acquiring Fund, as applicable, or its counsel may reasonably request.

3.4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of either an appropriate officer of the Legg Mason Trust or an appropriate officer of the TAP Trust, accurate appraisal of the value of the net assets of the Target Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored, or such [other date as the parties may agree] [later dates as may be mutually agreed in writing by an authorized officer of each party].

4.  REPRESENTATIONS AND WARRANTIES

4.1. The Legg Mason Trust, on behalf of the Target Fund, represents and warrants, to the TAP Trust, on behalf of the Acquiring Fund, as follows:

(a) The Target Fund is duly established as a series of the Legg Mason Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under its Declaration of Trust, as amended or supplemented (the “Declaration”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Legg Mason Trust is duly qualified to do business as a foreign corporation (or other entity, as prescribed by applicable law) in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Legg Mason Trust. The Legg Mason Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as described in paragraph 4.1(c).

(b) The Legg Mason Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the class of Target Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect and the Target Fund is in compliance in all material respects with the 1940 Act and 1933 Act and rules and regulations under each.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act, which shall have been obtained on or prior to the Closing Date.

(d) The current prospectus and statement of additional information of the Target Fund (true and correct copies of which have been delivered to the Acquiring Fund) and each prospectus and statement of additional information of the Target Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact relating to the Target Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, the Legg Mason Trust, on behalf of the Target Fund, will have good title to the Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the TAP Trust, on behalf of the Acquiring Fund, will acquire good title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

(f) The Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Legg Mason Trust, on behalf of the Target Fund, will not result, in a material violation of Maryland law or of the Declaration or the bylaws of the Legg Mason Trust, as amended (“Bylaws”) or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Legg Mason Trust, on behalf of the Target Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Legg Mason Trust, on behalf of the Target Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, other undertaking, judgment or decree to which the Legg Mason Trust, on behalf of the Target Fund, is a party or by which it is bound.

(g) All material contracts or other commitments of the Target Fund (other than this Agreement and contracts or other commitments entered into in order to effect the transactions contemplated by this Agreement, certain investment contracts, including options, futures, swaps and forward contracts, the indemnification agreements of the current and former members of the Legg Mason Board, and those contracts listed in Schedule 4.1) will terminate without liability to the Target Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of the Target Fund and, to the Target Fund’s knowledge, of the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by the Target Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder by the Target Fund or the imposition of any penalty thereunder.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Legg Mason Trust’s knowledge, threatened against the Legg Mason Trust, with respect to the Target Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Target Fund’s business. The Legg Mason Trust, on behalf of the Target Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Target Fund’s business or the Legg Mason Trust’s ability to consummate the transactions herein contemplated on behalf of the Target Fund.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Target Fund as of the last day of and for the most recently completed fiscal year of the Target Fund prior to the date of this Agreement have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the TAP Trust) present fairly, in all material respects, the financial condition of the Target Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) of the Target Fund as at the last day of and for the most recently completed fiscal half year of the Target Fund following the date of the audited annual statements referenced above are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been, or will be, furnished to the Acquiring Fund) present or will present fairly, in all material respects, the financial condition of the Target Fund, and all known contingent, accrued or other liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date are disclosed therein.

(j) Since the last day of the most recently completed fiscal year of the Target Fund prior to the date of this Agreement, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Target Fund Shares due to declines in market values of securities held by the Target Fund, the discharge of Target Fund liabilities, or the redemption of Target Fund Shares by Target Fund Shareholders shall not constitute a material adverse change.

(k) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Target Fund required by law to have been filed by such date (taking into account any extensions) shall have been filed and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Legg Mason Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l) The Target Fund is a separate series of the Legg Mason Trust, and is treated as a corporation separate from any and all other series of the Legg Mason Trust under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year ending on the Closing Date), the Target Fund has met (or for that year will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has had in effect an election to be treated as such, has been (or for that year will be) eligible to compute and has computed (or for that year will compute) its federal income tax under Section 852 of the Code and on or before the Closing Date, will have declared and paid dividends sufficient to distribute substantially all of (a) the sum of (i) its net tax-exempt income, (ii) its investment company taxable income (as defined in the Code, computed without regard to any deduction for dividends paid) and (iii) any net capital gain (as defined in the Code), and (b) any other amounts as necessary in each case for all tax periods ending on or before the Closing Date, as dividends qualifying for the dividends-paid deduction under Section 562 of the Code, such that the Target Fund will have no tax liability under Section 852 or Section 4982 of the Code for any tax period ending on or before the Closing Date.

(m) All issued and outstanding Target Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Legg Mason Trust, have been offered and sold in any state or territory (including, without limitation, the District of Columbia) in which they have been offered or sold, in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding Target Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Target Fund, as provided in paragraph 3.3. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Target Fund Shares, nor is there outstanding any security convertible into any of the Target Fund Shares, other than  rights of reinvestment of dividends and capital gains distributions of the Target Fund.

(n) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the  Legg Mason Board, on behalf of the Target Fund, and, subject to the approval of the Target Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Legg Mason Trust, on behalf of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The proxy statement and prospectus (“Proxy Statement”) to be included in the Registration Statement (as defined in paragraph 5.6), insofar as it relates to only the Target Fund and its shares, from the effective date of the Registration Statement through the date of the meeting of Target Fund Shareholders contemplated therein and on the Closing Date, will (i) not contain any statement which, at the time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the TAP Trust for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Target Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority (“FINRA”)), as may be prepared in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(p) At all times since it commenced operation, the Target Fund has been an investment company to which Treasury Regulations Section 1.817-5(f) applies.  For each calendar quarter of its operation ending on or before the Closing Date, the Target Fund has complied with the diversification requirements imposed by Section 817(h) of the Code and the Treasury Regulations thereunder on certain insurance company segregated asset accounts.

4.2. The TAP Trust on behalf of the Acquiring Fund, represents and warrants to the Legg Mason Trust, on behalf of the Target Fund as follows:

(a) The Acquiring Fund is duly established as a series of the TAP Trust, which is a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with the power under its Declaration of Trust, as amended and supplemented (the “TAP Declaration”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The TAP Trust is duly qualified to do business as a foreign corporation (or other entity, as prescribed by applicable law) in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the TAP Trust. The TAP Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as described in paragraph 4.2(c).

(b) The TAP Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the class of Acquiring Fund Shares under the 1933 Act, is in full force and effect or will be in full force and effect as of the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act, which shall have been obtained on or prior to the Closing Date.

(d) As of the Closing Date, the current prospectus and statement of additional information of the Acquiring Fund collectively, as amended or supplemented from time to time, will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact relating to the Acquiring Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the TAP Trust, on behalf of the Acquiring Fund, will not result, in a material violation of Delaware law or the TAP Declaration or the bylaws of the TAP Trust, as amended (“TAP Bylaws”) or of any agreement, indenture, instrument, contract, lease or other undertaking to which the TAP Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the TAP Trust, on behalf of the Acquiring Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, other undertaking, judgment or decree to which the TAP Trust, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the TAP Trust’s knowledge, threatened against the TAP Trust or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquiring Fund’s business. The TAP Trust is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the TAP Trust’s business or the TAP Trust’s ability to consummate the transactions herein contemplated on behalf of the Acquiring Fund.

(g) The Acquiring Fund’s current prospectus and statement of additional information (true and correct copies of which have been delivered to the Target Fund) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact relating to the Acquiring Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(h) The Acquiring Fund was established in order to effect the transactions described in this Agreement.  The Acquiring Fund has not previously filed a federal income tax return.  However, the Acquiring Fund will timely file a federal income tax return as a “regulated investment company” for the taxable year that includes the Closing Date and will take all steps necessary to ensure that it qualifies for treatment as a “regulated investment company” under Sections 851 and 852 of the Code.  The Acquiring Fund will have no current or accumulated earnings and profits as of the Closing Date.  To the knowledge of the TAP Trust, the Acquiring Fund will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company from and including the taxable year that includes the Closing Date and will be eligible to, and will, compute its federal income tax under Section 852 of the Code.

(i) All Acquiring Fund Shares will be, upon consummation of the Reorganization, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by  the TAP Trust and will have been offered and sold in any state or territory (including, without limitation, the District of Columbia) in which they have been offered or sold, in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(j) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the TAP Board, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the TAP Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(k) The Proxy Statement to be included in the Registration Statement (as defined in paragraph 5.6), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, from the effective date of the Registration Statement through the date of the meeting of Target Fund Shareholders and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Legg Mason Trust, for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquiring Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including FINRA), as may be prepared in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(l) Prior to the Closing Date, the Acquiring Fund will have carried on no business activity, will have had no assets or liabilities and will have no issued or outstanding shares.

(m) The minute books and other similar records of the TAP Trust as made available to the Target Fund prior to the execution of this Agreement contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the TAP Trust and of the Acquiring Fund, and the TAP Board and committees of the TAP Board.

(n) The TAP Trust and the Acquiring Fund have maintained, or caused to be maintained on its behalf, in all material respects, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder and such books and records are true and correct in all material respects.

(o) The TAP Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act.

5.  COVENANTS

The Legg Mason Trust, on behalf of the Target Fund, and the TAP Trust, on behalf of the Acquiring Fund, hereby further covenants as follows:

5.1. The Target Fund and the Acquiring Fund will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that, with respect to the Target Fund, such ordinary course of business will include purchases and sales of portfolio securities and other instruments, sales and redemptions of Target Fund Shares and the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable, and with respect to the Acquiring Fund, it shall be limited to such actions that are customary to the organization of a new series prior to its commencement of operations.

5.2. The Legg Mason Trust will call and hold a meeting of the Target Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. As soon as reasonably practicable after the Closing, the Legg Mason Trust shall (a) distribute to the Target Fund Shareholders, on a pro rata basis within the share class, the corresponding class of Acquiring Fund Shares received by the Legg Mason Trust, on behalf of the Target Fund, pursuant to paragraph 1.1 in cancellation of Target Fund Shares in accordance with Maryland law and (b) terminate the Target Fund as a series of the Legg Mason Trust as described in paragraph 1.4. In the event that the Target Fund receives insufficient votes from shareholders, the meeting may be adjourned or postponed as permitted under the Legg Mason Trust’s Declaration,  Bylaws, applicable law and the Proxy Statement in order to permit further solicitation of proxies.

5.3. The Acquiring Fund Shares to be acquired by the Target Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4. The Legg Mason Trust, on behalf of the Target Fund, will assist in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund Shares.

5.5. Subject to the provisions of this Agreement, the Legg Mason Trust, on behalf of the Target Fund, and the TAP Trust, on behalf of the Acquiring Fund, will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6. The TAP Trust, on behalf of the Acquiring Fund, shall prepare and file a Registration Statement on Form N-14 in compliance with the 1933 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (the “Registration Statement”). The Legg Mason Trust, on behalf of the Target Fund, will provide to the Acquiring Fund such information regarding the Target Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.7. The Legg Mason Trust, on behalf of the Target Fund, and the TAP Trust, on behalf of the Acquiring Fund, will use all reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable. The Legg Mason Trust and the TAP Trust shall use commercially reasonable efforts to make its officers available upon reasonable notice at reasonable times to provide explanation of any documents or information provided under this Agreement to the extent such officer is familiar with such documents or information.

5.8. The Legg Mason Trust, on behalf of the Target Fund, will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the TAP Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the TAP Trust’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the TAP Trust’s title to and possession of all the Assets, and to otherwise carry out the intent and purpose of this Agreement.

5.9. The TAP Trust, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain such approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.10. It is the intention of the parties that the transaction contemplated by this Agreement shall qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the parties to this Agreement shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code.

At or before the Closing, the Acquiring Fund shall redeem all shares of the Acquiring Fund issued prior to the Closing for the price at which those shares were issued, such that the shareholders and assets of the Acquiring Fund immediately after the Closing will be the same as the shareholders and assets of the Target Fund immediately before the Closing.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE LEGG MASON TRUST, ON BEHALF OF THE TARGET FUND

The obligations of the Legg Mason Trust, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at the Legg Mason Trust’s election, to the following conditions:

6.1. All representations and warranties of the TAP Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2. The TAP Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the TAP Trust, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3. The TAP Trust, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities and all such other agreements and instruments as the Legg Mason Trust may reasonably deem necessary or desirable in order to vest in and confirm (a) the Target Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the TAP Trust’s assumption of all of the Liabilities, and to otherwise carry out the intent and purpose of this Agreement.

6.4. The TAP Trust, on behalf of the Acquiring Fund, shall have delivered to the Legg Mason Trust, on behalf of the Target Fund, a certificate executed in the name of the TAP Trust, on behalf of the Acquiring Fund, by the TAP Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Target Fund and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Target Fund shall reasonably request.

6.5. The Legg Mason Trust, on behalf of the Target Fund, shall have received a favorable opinion of Bingham McCutchen LLP, counsel to the TAP Trust in connection with this Agreement, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of Bingham McCutchen LLP appropriate to render the opinions expressed therein, and in a form satisfactory to the Legg Mason Trust, which opinion may rely on a separate opinion of local counsel to the extent it relates to the laws of the State of Delaware to the following effect:

(a) The TAP Trust is a Delaware statutory trust validly existing under the laws of the State of Delaware and has power as a statutory trust to enter into and perform its obligations under this Agreement, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the TAP Declaration and TAP Bylaws.

(b) This Agreement has been duly authorized, executed and delivered by the TAP Trust, on behalf of the Acquiring Fund, and assuming the due authorization, execution and delivery of this Agreement by the Target Fund, is the valid and binding obligation of the TAP Trust and the Acquiring Fund enforceable against the TAP Trust and the Acquiring Fund in accordance with its terms, subject to customary exceptions.

(c) The execution and delivery of this Agreement by the TAP Trust on behalf of the Acquiring Fund did not, and the performance by the TAP Trust and the Acquiring Fund of their obligations hereunder will not, (i) violate the TAP Declaration or TAP Bylaws or (ii) breach in any material respect any provision of any agreement filed with the registration statement of the Acquiring Fund on Form N-1A to which the Acquiring Fund is a party or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the TAP Trust or the Acquiring Fund is a party or by which it is bound.

(d) To the knowledge of such counsel, no consent, approval, authorization or order of any Delaware (as to the Delaware Statutory Trust Act) or federal court or governmental authority is required for the consummation by the TAP Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or blue sky laws or such as have been obtained.

6.6. The TAP Trust is registered with the Commission as an open-end management investment company under the 1940 Act.

6.7. The Legg Mason Trust, on behalf of the Target Fund, shall have received from the transfer agent of the Acquiring Fund a certificate stating that it has received from the TAP Trust the number of full and fractional Acquiring Fund Shares of the class equal in value to the value of the corresponding class of the Target Fund as of the time and date set forth in paragraph 3.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TAP TRUST, ON BEHALF OF THE ACQUIRING FUND

The obligations of the TAP Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the TAP Trust’s election, to the following conditions:

7.1. All representations and warranties of the Legg Mason Trust, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2. The Legg Mason Trust, on behalf of the Target Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Legg Mason Trust, on behalf of the Target Fund, on or before the Closing Date.

7.3. The Legg Mason Trust, on behalf of the Target Fund, shall have delivered to the Acquiring Fund a Statement of Assets and Liabilities of the Target Fund as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Legg Mason Trust on behalf of the Target Fund. The Legg Mason Trust, on behalf of the Target Fund, shall have executed and delivered all such assignments and other instruments of transfer as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) the Target Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets and to otherwise carry out the intent and purpose of this Agreement.

7.4. The Legg Mason Trust, on behalf of the Target Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Legg Mason Trust, on behalf of the Target Fund, by the Legg Mason Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Acquiring Fund shall reasonably request.

7.5. The TAP Trust, on behalf of the Acquiring Fund, shall have received a favorable opinion of Willkie Farr & Gallagher LLP, counsel to the Target Fund for the transactions contemplated hereby, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of such firm appropriate to render the opinions expressed therein, and in a form satisfactory to the Acquiring Fund to the following effect:

(a) The Legg Mason Trust is a Maryland statutory trust duly formed and existing under and by virtue of the laws of the State of Maryland, and, with respect to the Target Fund, has power to own all of its properties and assets and to carry on its business as presently conducted as described in the Proxy Statement.

(b) This Agreement has been duly authorized, executed and delivered by the Legg Mason Trust, on behalf of the Target Fund, and assuming the due authorization, execution and delivery of this Agreement by the TAP Trust, on behalf of the Acquiring Fund, is a valid and binding obligation of the Target Fund enforceable against the Target Fund in accordance with its terms, subject to customary exceptions.

(c) The Legg Mason Trust, on behalf of the Target Fund, has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

(d) The execution and delivery of this Agreement by the Legg Mason Trust, on behalf of the Target Fund, did not, and the performance by the Trust, on behalf of the Target Fund, of its obligations hereunder will not, (i) violate the Declaration or Bylaws, (ii) breach in any material respect any provision of any agreement filed with the  registration statement of the Legg Mason Trust on Form N-1A to which the Legg Mason Trust is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Legg Mason Trust is a party or by which it is bound.

(e) To the knowledge of such counsel, no consent, approval, authorization or order of any applicable state or federal court or governmental authority is required for the consummation by Legg Mason Trust or the Target Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained.

(f) Such counsel does not know of any legal or governmental proceedings relating to the Target Fund existing on or before the date of mailing of the Proxy Statement or the Closing Date required to be described in the Registration Statement which are not described as required.

(g) The Target Fund is a series of the Legg Mason Trust, which is an investment company registered with the Commission as an open-end management investment company under the 1940 Act.

With respect to all matters of Maryland law, such counsel shall be entitled to state that, with the approval of the TAP Trust, they have relied on the opinion of Venable LLP and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Venable LLP.

8.  FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTIES

The respective obligations of the TAP Trust, the Acquiring Fund, the Legg Mason Trust and the Target Fund are subject to the further conditions that on or before the Closing Date:

8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund, in accordance with the provisions of the 1940 Act and the Declaration, the Bylaws, and Maryland law, as applicable, and certified copies of the report of the inspector of elections evidencing such approval, if any such approval is required, shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, the Legg Mason Trust may not waive the condition set forth in this paragraph 8.1.

8.2. The Agreement, the transactions contemplated herein and the filing of the Proxy Statement shall have been approved by the TAP Board and the Agreement, the transactions contemplated herein and the filing of the Proxy Statement shall have been approved by the Legg Mason Board, and each party shall have delivered to the other a copy of the resolutions approving this Agreement adopted by the other party’s Board, certified by the Secretary or an equivalent officer.

8.3. On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and, to the knowledge of the parties hereto, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.4. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities) deemed necessary by the Legg Mason Trust, on behalf of the Target Fund, and the TAP Trust, on behalf of the Acquiring Fund, to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund.

8.5. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.6. No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the knowledge of any party hereto, threatened against a party or any of its properties or assets that, if adversely determined, would materially and adversely affect its business or its ability to consummate the transactions herein contemplated.

8.7. With respect to the Reorganization, the Legg Mason Trust, on behalf of the Target Fund, and the TAP Trust, on behalf of the Acquiring Fund, shall have received a favorable opinion of Bingham McCutchen LLP dated on the Closing Date (which opinion will be subject to certain qualifications) satisfactory to both parties substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, generally for U.S. federal income tax purposes:

(a) The acquisition by the Acquiring Fund of all of the assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Target Fund, followed by the distribution by the Target Fund to the Target Fund Shareholders of Acquiring Fund Shares in complete termination of the Target Fund, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) No gain or loss will be recognized by the Target Fund on the transfer of the Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities, or upon the distribution of the Acquiring Fund Shares to the Target Fund Shareholders, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an Asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

(c) The tax basis in the hands of the Acquiring Fund of each Asset will be the same as the tax basis of such Asset in the hands of the Target Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer;

(d) The holding period of each Asset in the hands of the Acquiring Fund, other than Assets with respect to which gain or loss is required to be recognized, will include in each instance the period during which such Asset was held by the Target Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an Asset);

(e) No gain or loss will be recognized by the Acquiring Fund upon its receipt of the Assets solely in exchange for Acquiring Fund shares and the assumption of the Liabilities;

(f) No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund Shares for Acquiring Fund Shares as part of the Reorganization;

(g) The aggregate tax basis of the Acquiring Fund Shares that each Target Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Target Fund Shares exchanged therefor; and

(h) Each Target Fund Shareholder’s holding period for the Acquiring Fund Shares received in the Reorganization will include the period for which such Target Fund Shareholder held the Target Fund Shares exchanged therefor, provided that the Target Fund Shareholder held such Target Fund Shares as capital assets on the date of the exchange.

The parties acknowledge that the opinion will be based on certain factual certifications made by the Legg Mason Trust and the TAP Trust and will also be based on customary assumptions; the opinion is not a guarantee that the tax consequences of the Reorganization will be as described above; and there is no assurance that the Internal Revenue Service or a court would agree with the opinion.

8.8. With respect to the Target Fund, the Reorganization of the Target Fund into the Acquiring Fund and the material attributes of the Acquiring Fund, including, but not limited to, its investment management agreement, each of its investment subadvisory agreements,  share class, distribution agreement, transfer agent agreement, custody agreement, and independent registered public accounting firm, shall, in all material respects, be substantially as described in the Proxy Statement.

8.9. Prior to the Closing, LMPFA or an affiliate shall have arranged for insurance and indemnification in favor of the Legg Mason Board for expenses, losses, claims, damages and liabilities that relate to periods prior to the Closing Date upon such terms as may be reasonably acceptable to the Legg Mason Board.

8.10. Prior to the Closing, NEWCO has entered into a written arrangement with the Acquiring Fund pursuant to which NEWCO agreed to limit operating expenses (excluding certain expenses) through December 31, 2016 for the class of the Acquiring Fund as provided in Schedule 8.10.

8.11. At any time prior to the Closing, any of the foregoing conditions of this Section 8 (except for paragraphs 8.1, 8.7 and 8.10) may be jointly waived by the Legg Mason Board, and the TAP Board, if, in the judgment of the Legg Mason Board, such waiver will not have a material adverse effect on the interests of the Target Fund Shareholders and if, in the judgment of the TAP Board, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquiring Fund.

8.12. [All of the conditions to the closing of the transactions contemplated by the Stock Purchase Agreement between Legg Mason, Inc. and Stifel Financial Corp., dated June 4, 2014 (the “Stock Purchase Agreement”), shall be satisfied or waived, and the closing of the transactions contemplated by the Stock Purchase Agreement [shall be consummated concurrently] with the Closing.]

9.  BROKER FEES AND EXPENSES

9.1. The TAP Trust, on behalf of the Acquiring Fund, and the Legg Mason Trust, on behalf of the Target Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2. The Legg Mason Trust, the Target Fund, the TAP Trust and the Acquiring Fund will not bear any costs arising in connection with the transactions contemplated by this Agreement.  The costs arising in connection with the transactions contemplated by this Agreement, whether or not the transactions contemplated hereby are concluded, shall be “costs and expenses” associated with or related to the Reorganization as set forth in Section 9.11 of the Stock Purchase Agreement and the responsibility for payment of all such costs shall be allocated between LMPFA (or an affiliate thereof) and NEWCO as set forth in Section 9.11 of the Stock Purchase Agreement.  Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a Fund’s failure to qualify for treatment as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

10.  ENTIRE AGREEMENT; TERMINATION AND SURVIVAL OF WARRANTIES

10.1. The TAP Trust and the Legg Mason Trust agree that neither has made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Target Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2. Representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.  Notwithstanding the foregoing sentence, the covenants to be performed after the Closing shall survive the Closing.

11.  TERMINATION

11.1. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of either the Legg Mason Board or TAP Board, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Target Fund, respectively.  In addition, this Agreement may be terminated at any time prior to the Closing Date:

(a) by the written consent of each of the Parties;

(b) by the Legg Mason Trust (i) following a material breach by the TAP Trust of any of its representations, warranties or covenants contained in this Agreement, provided that the TAP Trust shall have been given a period of 10 business days from the date of the occurrence of such material breach to cure such breach and shall have failed to do so; or (ii) upon the occurrence of an event which has a material adverse effect upon the TAP Trust or the Acquiring Fund; or

(c) by the TAP Trust (i) following a material breach by the Legg Mason Trust of any of its representations, warranties or covenants contained in this Agreement, provided that the Legg Mason Trust shall have been given a period of 10 business days from the date of the occurrence of such material breach to cure such breach and shall have failed to do so; or (ii) upon the occurrence of an event which has a material adverse effect upon the Legg Mason Trust or the Target Fund.

11.2. If a party terminates this Agreement in accordance with this Section 11, other than a termination under (b) or (c) in connection with a willful default, there shall be no liability for damages on the part of any party, or the trustees, directors or officers of such party.  In the event of a termination under (b) or (c) in connection with a willful default, all remedies at law or in equity of the party adversely affected shall survive.

11.3. At any time prior to the Closing Date, any of the terms or conditions of this Agreement (except for Section 8) may be waived by either the Legg Mason Trust or the TAP Trust, respectively (whichever is entitled to the benefit thereof).  Such waiver shall be in writing and authorized by an officer of the waiving party.  The failure of either party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either party thereafter to enforce each and every such provision.  No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

12.  AMENDMENTS

12.1. This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Legg Mason Trust and the TAP Trust; provided, however, that following the meeting of the Target Fund Shareholders called by the Legg Mason Trust pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the corresponding class of Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.  NOTICES

13.1. Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to:

To the Acquiring Fund:

[Trust for Advised Portfolios]
[615 East Michigan Street
Milwaukee, Wisconsin 53202]
Attn: [  ]

With a copy (which shall not constitute notice) to:

[LEGAL COUNSEL]
[ADDRESS]
Attention:  [  ]

To the Target Fund:

Legg Mason Partners Variable Equity Trust
620 Eighth Avenue
New York, NY  10018
Attn: President

With a copy (which shall not constitute notice) to:

Willkie Farr & Gallagher LLP
1875 K Street NW
Washington, DC 20004
Attn: Benjamin J. Haskin, Esq.

14.  PUBLICITY/CONFIDENTIALITY

14.1. Publicity.  Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing, provided that nothing herein shall prevent either party from making such public announcements as may be required by law, in which case the party issuing such statement or communication shall use all commercially reasonable efforts to advise the other party prior to such issuance.

14.2. Confidentiality.  (a)    The Legg Mason Trust, the Target Fund, the TAP Trust, the Acquiring Fund, LMPFA and NEWCO (for purposes of this paragraph 14.2, the “Protected Persons”) will hold, and will cause their officers, employees, representatives, agents and affiliates to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all confidential information obtained from the other Protected Persons in connection with the transactions contemplated by this Agreement, except such information may be disclosed:  (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) it if was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

(b) In the event of a termination of this Agreement, the Legg Mason Trust, the Target Fund, the TAP Trust, the Acquiring Fund, LMPFA and NEWCO agree that they along with their employees, representative agents and affiliates shall, and shall cause their affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the other Protected Persons and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed:  (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

15.  CONSUMMATION OF THE REORGANIZATION

15.1. The Reorganization is contingent upon the requisite shareholder approval with respect to the Reorganization and other transactions as provided for in Article VI of the Stock Purchase Agreement unless otherwise waived by an appropriate party.

16.  HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

16.1. The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

16.3. This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of Maryland without regard to its principles of conflicts of laws.

16.4. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, as well as transferees of a majority of a party’s assets, whether by dividend or otherwise, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

16.5. Consistent with its Declaration, the obligations of the Legg Mason Trust with respect to the Target Fund, entered into in the name or on behalf of the Legg Mason Trust by any of its Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Legg Mason Trust, personally, but bind only the assets of the Legg Mason Trust belonging to the Target Fund, and all persons dealing with any series or funds of the Legg Mason Trust must look solely to the assets of the Trust belonging to such series or fund for the enforcement of any claims against the Trust.

16.6. Consistent with the TAP Declaration, the obligations of the TAP Trust with respect to the Acquiring Fund, entered into in the name or on behalf of the TAP Trust by any of its Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the TAP Trust, personally, but bind only the assets of the TAP Trust belonging to the Acquiring Fund, and all persons dealing with any series or funds of the TAP Trust must look solely to the assets of the TAP Trust belonging to such series or fund for the enforcement of any claims against the TAP Trust.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

TRUST FOR ADVISED PORTFOLIOS,
on behalf of its series [NEWCO Variable Socially Responsive Balanced Portfolio]
By:
Name: Christopher Kashmerick
Title: President

LEGG MASON PARTNERS VARIABLE EQUITY TRUST,
on behalf of its series Legg Mason Investment Counsel Variable Social Awareness Portfolio

By:
Name: Kenneth D. Fuller
Title: President

Solely for purposes of paragraphs 8.10, 9.2, 14, and 16.1 to 16.6 of the Agreement:
[[NEWCO]

By:
Name:
Title:

Solely for purposes of paragraphs 8.9, 9.2, 14, and 16.1 to 16.6 of the Agreement:
LEGG MASON PARTNERS FUND ADVISOR, LLC

By:
Name: Kenneth D. Fuller
Title: President

SCHEDULE 4.1

Legg Mason Investment Counsel Variable Social Awareness Portfolio

[None.]

SCHEDULE 8.10

 [NEWCO Variable Socially Responsive Balanced] Portfolio

 NEWCO has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expect to exceed 0.89% through December 31, 2016.

Appendix B

SHAREHOLDER INFORMATION ON THE TARGET FUND

Federal securities laws require that we include information about the shareholders who own 5% or more of the outstanding voting shares of the Target Fund.  Any person who owns of record or beneficially 5% or more of the outstanding shares of the Target Fund is deemed to be an “affiliated person” of the Target Fund.  A control person is a person who owns beneficially or through controlled companies more than 25% of the outstanding voting securities of the Target Fund.

As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Target Fund.: Each person noted below will own the same percentage of outstanding shares of the Acquiring Fund after the closing of the Target Fund’s reorganization.

Name and Address	% of Ownership	Type of Ownership
%
%

As of the Record Date, the Trustees and officers of the VET Trust, as a group, owned less than 1% of the outstanding shares of the Target Fund.  As of the Record Date, the officers and trustees of the TAP Trust, as a group, did not own any shares of the Target Fund.

Appendix B-1

Appendix C

PURCHASE, REDEMPTION, VALUATION AND TAX INFORMATION

The following Shareholder Information relates to the Acquiring Fund or “Fund”.

Purchase and sale of Fund shares

Shares of the Fund may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating life insurance companies or through eligible pension or other qualified plans. Shares of the Fund may be purchased and redeemed each day the New York Stock Exchange is open, at the Fund’s net asset value determined after receipt of a request in good order.

The Fund does not have any initial or subsequent investment minimums. However, your insurance company, pension plan or retirement plan may impose investment minimums.

Payments to broker/dealers and other financial intermediaries

The Fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of Fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the Fund over another investment.  Ask your financial adviser or salesperson or visit your financial intermediary’s or salesperson’s website for more information.

Share transactions

Availability of the Fund
Shares of the Fund may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating life insurance companies or through eligible pension or other qualified plans. Shares of the Fund are sold at the Fund’s net asset value next determined after receipt by the Fund or its agent of a purchase request in good order.

The interests of different variable insurance products investing in the Fund could conflict due to differences of tax treatment and other considerations. The Fund’s Board currently does not foresee any disadvantages to investors arising from the fact that the Fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the Fund and shares of another Fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or if it is found by the Board to be in the best interests of the Fund’s shareholders.

The Fund reserves the right to reject any specific purchase order.

Redemption of shares
The redemption price of the shares of the Fund will be the net asset value next determined after receipt by the Fund of a redemption order from a separate account and by qualified plans, which may be more or less than the price paid for the shares. The Fund will ordinarily make payment within one business day after receipt of a redemption request in good order. Redemption proceeds must be remitted to a separate account on or before the third day following  receipt of the request in good order, except on a day on which the New York Stock Exchange (the “NYSE”) is closed or as permitted by the SEC in extraordinary circumstances.

Appendix C-1

The Fund has the right to pay redemption proceeds by delivering securities instead of cash. In that event, a redeeming shareholder may incur costs (such as brokerage commissions) in converting the securities into cash and the shareholder may receive less for the securities than the price at which they were valued for purposes of the redemption.

Subject to applicable law, the Fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

Frequent trading of Fund shares
The Board has adopted policies and procedures to prevent frequent transactions in the Fund.  The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance. The Fund takes steps to reduce the frequency and effect of these activities in the Fund.  These steps include monitoring trading practices and using fair value pricing.  Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur.  Further, while the Fund makes efforts to identify and restrict frequent trading, the Fund receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries.  The Fund seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that the Fund believes is consistent with shareholder interests.

Monitoring trade practices
The Fund monitors selected trades in an effort to detect excessive short-term trading activities.  If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts.  In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders.  Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive.  In addition, the Fund’s ability to monitor trades that are placed by individual shareholders within group or omnibus accounts maintained by financial intermediaries is limited because the Fund does not have simultaneous access to the underlying shareholder account information.

In compliance with Rule 22c-2 of the Investment Company Act of 1940, as amended, the Distributor, on behalf of the Fund, has entered into written agreements with each of the Fund’s financial intermediaries, under which the intermediary must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its market timing policies.

Fair value pricing
The Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies.  The Board has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Fund’s pricing service does not provide a valuation (or provides a valuation that in the judgment of the Adviser to the Fund does not represent the security’s fair value), or when, in the judgment of the Adviser events have rendered the market value unreliable.  Valuing securities at fair value involves reliance on judgment.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board and are reviewed annually by the Board.  There can be no assurance that the Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

Fair value pricing may be applied to non-U.S. securities.  The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that the Fund’s NAV is calculated.  The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day.  If such events occur, the Fund may value non-U.S. securities at fair value, taking into account such events, when it calculates its NAV.  Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) investments which are frequently traded and/or the market price of which the Adviser believes may be stale; (b) illiquid securities, including “restricted” securities and private placements for which there is no public market; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation.

Appendix C-2

Dividends, other distributions and taxes

Distributions made by the Fund are automatically reinvested in additional shares of the Fund at net asset value unless the Fund is instructed otherwise. Distributions to an insurance company separate account, and exchanges and redemptions of Fund shares made by a separate account, ordinarily do not cause contract holders to recognize income or gain for federal income tax purposes. Please see the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to contract holders.

In order to enable insurance company separate accounts investing in the Fund to comply with the diversification  requirements applicable to “segregated  asset accounts”  under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund intends to structure its portfolio in a manner that complies with those requirements and to prohibit investment in the Fund by investors other than separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and life insurance contracts and certain qualified pension and retirement plans. The applicable Treasury regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of a segregated asset account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.  For this purpose, all securities of the same issuer are considered a single investment, but in the case of U.S. government securities, each government agency or instrumentality is considered to be a separate issuer. An alternative asset diversification test may be satisfied under certain circumstances. So long as the Fund qualifies as a “regulated investment company” and ensures that its shares are held only by qualifying investors, each segregated asset account investing in the Fund generally will be entitled to “look through” to the Fund’s portfolio in order to satisfy the diversification requirements. As noted above, shares of the Fund are offered only to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans; if the Fund were to sell its shares to other categories of shareholders, the Fund may fail to comply with applicable Treasury requirements regarding investor control. If the Fund should fail to comply with the diversification or investor control requirements or fail to qualify as a regulated investment company under the Code, contracts invested in the Fund would not be treated as annuity, endowment or life insurance contracts under the Code, and all income and gain earned in past years and currently inside the contracts would be taxed currently to the policyholders and income and gain would remain subject to taxation as ordinary income thereafter, even if the Fund were to become adequately diversified.

Share price

Shares of the Fund are sold at NAV per share, which is calculated as of the close of regular trading (generally, 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business.  However, the Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC.  The NYSE is closed on weekends and most national holidays, including New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The NAV will not be calculated on days when the NYSE is closed for trading.

Purchase and redemption requests are priced based on the next NAV per share calculated after receipt of such requests and any applicable sales charge.  The NAV is the value of the Fund’s securities, cash and other assets, minus all expenses and liabilities (assets – liabilities = NAV).  NAV per share is determined by dividing NAV by the number of shares outstanding (NAV/ # of shares = NAV per share).  The NAV takes into account the expenses and fees of the Fund, including management and administration fees, which are accrued daily.

Appendix C-3

In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available.  Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  Where the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.

Securities primarily traded in the NASDAQ Global Market® for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  OTC securities which are not traded in the NASDAQ Global Market® shall be valued at the most recent sales price.  Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by or under the direction of the Board.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above.  In order to reflect their fair value, short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

The Fund’s securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price.  Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day.  If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV.  In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated.  The Adviser anticipates that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable or are unavailable.

An option that is written or purchased by the Fund shall be valued using composite pricing via the National Best Bid and Offer quotes.  Composite pricing looks at the last trade on the exchange where the option is traded.  If there are no trades for an option on a given business day, as of closing, the Fund will value the option at the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.  For options where market quotations are not readily available, fair value shall be determined by the Fund’s Adviser with oversight by the Trust’s Valuation Committee.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

When market quotations are not readily available, a security or other asset is valued at its fair value as determined under procedures approved by the Board.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.  The Board will regularly evaluate whether the Fund’s fair valuation pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s valuation committee.

Appendix C-4

Fair Value Pricing.  The Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies.  The Board has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Funds pricing service does not provide a valuation (or provides a valuation that in the judgment of the Adviser to the Fund does not represent the security’s fair value), or when, in the judgment of the Adviser events have rendered the market value unreliable.  Valuing securities at fair value involves reliance on judgment.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board and are reviewed annually by the Board.  There can be no assurance that the Funds will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

Fair value pricing may be applied to non-U.S. securities.  The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that the Fund’s NAV is calculated.  The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day.  If such events occur, the Fund may value non-U.S. securities at fair value, taking into account such events, when it calculates its NAV.  Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) investments which are frequently traded and/or the market price of which the Adviser believes may be stale; (b) illiquid securities, including “restricted” securities and private placements for which there is no public market; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation.

Appendix C-5

Appendix D

FINANCIAL HIGHLIGHTS

It is anticipated that following the Reorganization, the Target Fund will be the accounting survivor of the Acquiring Fund.  The following financial highlights table is intended to help you understand the Target Fund’s financial performance for the period shown below.  The total return presented in the table represents the rate that an investor would have earned on an investment in the Target Fund for the stated period (assuming reinvestment of all Fund distributions).  The information presented in the following table for each of the years listed below ended December 31 has been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Target Fund’s financial statements, are included in the annual report, which is available upon request.  The financial highlights table reflect selected per share data and ratios for a share outstanding of the Target Fund throughout each period.

Legg Mason Investment Counsel Variable Social Awareness Portfolio
Financial Highlights

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
	20131	20121	20111		20101		20092		20093

Net asset value, beginning of year	$26.30	$24.11	$24.40		$22.04		$21.08		$18.92

Income (loss) from operations:
Net investment income	0.27	0.30	0.27		0.26		0.06		0.36
Net realized and unrealized gain (loss)	4.64	2.28	(0.28)		2.42		1.20		2.24
Total income (loss) from operations	4.91	2.58	(0.01)		2.68		1.26		2.60

Less distributions from:
Net investment income	(0.25)	(0.39)	(0.28)		(0.32)		(0.30)		(0.44)
Total distributions	(0.25)	(0.39)	(0.28)		(0.32)		(0.30)		(0.44)

Net asset value, end of year	$30.96	$26.30	$24.11		$24.40		$22.04		$21.08
Total return4	18.71%	10.71%	(0.02)	%5	12.15	%5	6.00	%5	14.17%

Net assets, end of year (000s)	$48,737	$46,323	$49,459		$60,865		$63,994		$61,110

Ratios to average net assets:
Gross expenses	0.89%	0.93%	0.95%		0.97%		1.29	%6	0.88%
Net expenses7,8	0.89	0.93	0.93	9	0.96	9	0.99	6,9	0.88
Net investment income	0.95	1.16	1.11		1.14		1.64	6	1.86

Portfolio turnover rate	25%	21%	33%		30%		4%		30%

1	Per share amounts have been calculated using the average shares method.
2	For the period ended November 1, 2009 through December 31, 2009.
3	For the year ended October 31.
4
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5
The total return includes gains from settlement of security litigations. Without these gains, the total return would have been (0.14)%, 12.01% and 5.95% for the years ended December 31, 2011, December 31, 2010 and the period ended December 31, 2009, respectively.

6	Annualized.
7
As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of the Portfolio did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

8	The impact of compensating balance arrangements, if any, was less than 0.01%.
9	Reflects fee waivers and/or expense reimbursements.

Appendix D-1

Appendix E

COMPARISON OF BUSINESS STRUCTURE AND ORGANIZATIONAL DOCUMENTS
(Delaware Statutory Trust vs. Maryland Statutory Trust)

The following is only a discussion of certain principal differences between the governing documents for TAP Trust, a Delaware statutory trust, of which the Acquiring Fund is a series, and VET Trust, a Maryland statutory trust, of which the Target Fund is a series.  It is not a complete description of the governing documents for the TAP Trust or VET Trust.

Organization and Capital Structure.

The TAP Trust is a Delaware statutory trust.  A Delaware statutory trust is an unincorporated association organized under the Delaware Statutory Trust Act (the “Delaware Act”).  The TAP Trust’s operations are governed by its Declaration of Trust (the “DE Declaration”) and its By-Laws (its “DE By-Laws”), and its business and affairs are managed under the supervision of its Board of Trustees (referred to in this section as “Trustees”).

The Acquiring Fund’s shares of beneficial interest are issued without par value.  The DE Declaration authorizes an unlimited number of shares, including fractional shares, which may be divided into separate and distinct series or classes.  These series and classes will have the rights, powers and duties set forth in the DE Declaration or as specified in resolutions of the TAP Trust’s Board of Trustees.

The VET Trust is a Maryland statutory trust.  A Maryland statutory trust is an unincorporated business association that is established under, and governed by, Maryland law.  Maryland law provides a statutory framework for the powers, duties, rights and obligations of the Board and shareholders of a trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in a trust’s declaration of trust.  The VET Trust’s operations are governed by its Amended and Restated Declaration of Trust (the “MD Declaration”) and its Amended and Restated Bylaws (the “MD Bylaws”), both as they may have been amended from time to time.  The business and affairs of the VET Trust are managed under the direction of its Board of Trustees.

The shares of beneficial interest of the Target Fund have a par value of $0.00001 per share.  The MD Declaration authorizes an unlimited number of shares, which may be divided into separate and distinct series or classes.  The series and classes have the rights, preferences, privileges, limitations, restrictions and other terms set forth in the MD Declaration, or as determined by the VET Trust’s Board of Trustees from time to time.

Meetings of Shareholders and Voting Rights.

The Delaware Act does not require annual shareholders’ meetings.  The DE By-Laws authorizes the calling of a shareholders’ meeting by the Board, President or Secretary, under certain circumstances.  A shareholder meeting shall be called by the Board of Trustees at the request of holders of 10% or more of the outstanding shares entitled to vote at such meeting.  Neither the DE Declaration nor the DE By-Laws require the Acquiring Fund to hold an annual shareholders’ meeting.

The DE Declaration generally provides that each full share of the Acquiring Fund is entitled to one vote and each fractional share is entitled to a fractional vote.  All shares of the Acquiring Fund entitled to vote on a matter shall vote in the aggregate without differentiation between shares of separate series or classes.  With respect to any matter that affects only the interests of some but not all series or classes, or where otherwise required by the 1940 Act, only the shareholders of the affected series or classes shall be entitled to vote on the matter.

The DE By-Laws provides that 33 1/3% of the outstanding shares of a series or class as applicable, entitled to vote at a meeting, which are present in person or represented by proxy, shall constitute a quorum at the meeting, except when there is a legal requirement for a larger quorum.  Subject to any legal requirements for a different vote, in all matters other than the election of Trustees, shareholders may approve a proposal by a majority of votes cast.  Trustees are elected by a plurality of votes cast.  Where a separate vote by series or class is required, these voting requirements apply to those separate votes.  There is no cumulative voting in the election of Trustees.

The quorum requirement under the MD Declaration is 30% of the voting power of the shares entitled to vote. The MD Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders.  The trustees may, without shareholder approval, amend the MD Declaration or authorize the merger or consolidation of the trust into another trust or entity, reorganize the trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or terminate the trust or any series or class.

The VET Trust is not required to hold an annual meeting of shareholders, but the Target Fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the MD Declaration.  The MD Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date.  All shareholders of record of all series and classes of the trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees.

The DE Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the board may be filled by the remaining Trustees as required by the 1940 Act.  Trustees are elected by a plurality of votes cast.  Where a separate vote by series or class is required, these voting requirements apply to those separate votes.  There is no cumulative voting in the election of Trustees.  The Declaration also provides that Trustees may be removed by a vote or written declaration of shareholders holding a majority of the voting power of the Trust.

The MD Declaration provides that the trustees may establish the number of trustees and that vacancies on the Board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act.  Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present.  The MD Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining trustees.  The provisions of the MD Declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees then in office.

Amendments to the Declaration.

The DE Declaration provides that the Trustees are authorized to amend the DE Declaration without the vote of shareholders, but any amendment that increases the personal liability granted in the DE Declaration to shareholders or Trustees of the Trust.  Any such action, as well as any repeal or amendment of shall require the affirmative vote or consent of shareholders owning at least 66 2/3% of the outstanding shares entitled to vote thereon.

The MD Declaration provides that the Trustees are authorized to amend the MD Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the MD Declaration to persons who are or have been shareholders, trustees, officers or employees of the trust, or that limits the rights to indemnification, advancement of expenses or insurance provided in the MD Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the MD Declaration prior to the amendment.

Issuance [and Redemption] of Shares.

Both Declarations provide that the funds may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine.  All shares in the funds are fully paid and nonassessable.  Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine.

Each of the funds may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder.  Additionally, shares may be redeemed in connection with the closing of small accounts.

Series and Classes.

Both Declarations provide that the Trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes.  The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.  Each share of the fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.

Shareholder Liability.

Consistent with the Delaware Act, the DE Declaration provides that no Acquiring Fund shareholder, as such, shall be subject to any personal liability whatsoever to any person in connection with the property, acts, obligations or affairs of the Trust or any series.

Consistent with the Maryland statute, the MD Declaration provides that shareholders are not personally liable for the obligations of the Target Fund and requires the Target Fund to indemnify a shareholder against any loss or expense arising from any such liability.  The Target Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder.

Liability of Trustees and Officers; Indemnification

The DE Declaration provides that a Trustee shall be liable to the TAP Trust and to any shareholder solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee and shall not be liable for errors of judgment or mistakes of fact or law.  A Trustee or officer of the TAP Trust, when acting in such capacity, shall not be personally liable to any person other than the TAP Trust or a beneficial owner for any act, omission or obligation of the TAP Trust or any Trustee or officer of the TAP Trust.  A Trustee or officer of the TAP Trust shall not be liable for any act or omission or any conduct whatsoever in his capacity as Trustee or officer, provided that nothing contained herein or in the Delaware Act shall protect any Trustee or officer against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer.

Each Trustee or officer of the TAP Trust shall be indemnified by the Trust to the fullest extent permitted by law against any and all liabilities and expenses reasonably incurred or paid by them in connection with the defense of any proceeding in which they become involved as a party or otherwise by virtue of their being or having been such a Trustee or officer, and against amounts paid or incurred by them in the settlement thereof.

The MD Declaration provides that a trustee acting in his or her capacity of trustee is not personally liable to any person, other than the VET Trust or its shareholders, in connection with the affairs of the VET Trust.  Each trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the VET Trust.  All actions and omissions of trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.

The MD Declaration limits a trustee’s liability to the VET Trust or any shareholder to the full extent permitted under current Maryland law by providing that a trustee is liable to the VET Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property or services or (b) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.  The MD Declaration requires the VET Trust to indemnify any persons who are or who have been trustees, officers or employees of the VET Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The MD Declaration provides that any trustee who serves as chair of the Board a member or chair of a committee of the Board, lead independent trustee or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The DE Declaration is silent with respect to the bringing of derivative actions by shareholders.  Section 3816 of the Delaware Act provides for default procedures for the bringing of derivative actions by shareholders. The MD Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the Target Fund or their shareholders as a result of spurious shareholder demands and derivative actions.  Prior to bringing a derivative action, a demand by no fewer than three unrelated shareholders must be made on the trustees.  The MD Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the MD Declaration.  The MD Declaration also requires that in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected funds.  The trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand.  If a majority of the trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the VET Trust will commence the suit and the suit will proceed directly and not derivatively.  If a majority of the independent trustees determines that maintaining the suit would not be in the best interests of the Target Fund , the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not consistent with the standard of performance required of the trustees in performing their duties. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the VET Trust in connection with the consideration of the demand if, in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the MD Declaration, the shareholders bringing the action may be responsible for the Target Fund’s costs, including attorneys’ fees.

The MD Declaration further provides that the Target Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Target Fund are obligated to pay shall be calculated using reasonable hourly rates.  The MD Declaration also requires that actions by shareholders against the Target Fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

PART B

STATEMENT OF ADDITIONAL INFORMATION

_________________, 2014

This Statement of Additional Information dated _________, 2014 (“SAI”) relates to the proposed reorganization (the “Reorganization”) of the Legg Mason Investment Counsel Variable Social Awareness Portfolio (the “Target Fund”), a series of the Legg Mason Partners Variable Equity Trust, a Maryland statutory trust (the “VET Trust”), into a newly organized series, [●] Variable Socially Responsive Balanced Portfolio (the “Acquiring Fund”), of the Trust for Advised Portfolios, a Delaware statutory trust (the “TAP Trust”).

This SAI sets forth information that may be of interest to shareholders relating to the Reorganization, but which is not included in the Proxy Statement and Prospectus, dated _________, 2014 (the “Proxy Statement”), of the Target Fund. As described in the Proxy Statement, the Reorganization would involve the transfer of all the assets and liabilities of the Target Fund in exchange for shares of the Acquiring Fund. The Target Fund would distribute the Target Fund shares it receives to its shareholders in complete termination of the Target Fund.

This SAI is not a prospectus and should be read in conjunction with the Proxy Statement which may be obtained from the Legg Mason Investment Counsel Funds, by writing or calling the Legg Mason Investment Counsel Funds at the address and telephone number shown in the Proxy Statement. This SAI should be read in conjunction with the Proxy Statement.

The Securities and Exchange Commission maintains a website (http://www.sec.gov) that contains the prospectus and Statement of Additional Information of the Target Fund, other material incorporated by reference and other information regarding the Target Fund.

You should rely only on the information contained in this SAI and the Proxy Statement. Legg Mason Investment Counsel Funds has not authorized others to provide additional information. This SAI is not an offer to sell securities in any state or jurisdiction where the offering cannot legally be made.

Incorporation by Reference

The following documents are incorporated by reference into this SAI:

●
The Statement of Additional Information for the Target Fund dated May 1, 2014, is incorporated by reference to Post-Effective Amendment No. 65 to the VET Trust’s Registration Statement on Form N-1A (File No. 811-21128), filed with the SEC on April 21, 2014.

●
The audited financial statements of the Target Fund dated December 31, 2013, are incorporated by reference to the Annual Report of the Target Fund for the fiscal year ended December 31, 2013, filed on Form N-CSR (File No. 811-21128) with the SEC on February 24, 2014.

The Acquiring Fund, which has no assets or liabilities, will commence operations upon the completion of the Reorganization and will continue the operations of the respective Target Fund. For this reason, the financial statements of the Acquiring Fund and the pro forma financial statements of the Acquiring Fund have not been included herein. The terms “Fund,” as used in this SAI, refer to the Acquiring Fund.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or this SAI in connection with the offerings made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectus and this SAI do not constitute offerings by the Fund or by the distributor in any jurisdiction in which such offerings may not lawfully be made.

THE TRUST

The Trust is a Delaware statutory trust organized under the laws of the State of Delaware on August 28, 2003, and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company. Between March 5, 2013 and January 1, 2014, the Trust was named “Ziegler Capital Management Investment Trust”. Between August 1, 2011 and March 4, 2013, the Trust was named “Ziegler Lotsoff Capital Management Investment Trust.” Prior to August 1, 2011, the Trust was named “Lotsoff Capital Management Investment Trust”.

On ____, 2014, the Fund, a newly created series of the Trust, acquired the assets and assumed the liabilities of the Legg Mason Partners Investment Counsel Variable Social Awareness Portfolio (the “Predecessor Fund”), which was a series of Legg Mason Partners Variable Equity Trust, a Maryland statutory trust Prior to April 30, 2007, the Predecessor Fund was a series of Legg Mason Partners Variable Portfolios IV, a Massachusetts business trust. Prior to the reorganization of the Predecessor Fund as a series of Legg Mason Partners Variable Portfolios IV, and, prior to that time, was a series of Legg Mason Partners Variable Portfolios III, Inc., a Maryland corporation.

The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) permits the Trust’s Board of Trustees (the “Board” or the “Trustees”) to issue an unlimited number of full and fractional shares of beneficial interest, par value $0.01 per share, which may be issued in any number of series. The Trust consists of various series that represent separate investment portfolios. The Board may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series. This SAI relates only to the [●] Variable Socially Responsive Balanced Fund].

Registration with the SEC does not involve supervision of the management or policies of the Fund. The Prospectus of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at www.sec.gov.

Shareholder Voting

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

With respect to the Fund, the Trust may offer more than one class of shares. The Trust reserves the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Currently, the Fund offers one share class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. The Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The Fund’s Prospectus discusses the Fund’s investment objective and policies. The following discussion supplements the description of the Fund’s investment policies in its Prospectus.

Investment Objective and Principal Investment Strategies

The Fund seeks capital appreciation and retention of net investment income.

The Fund invests in a mix of common stocks and other equity securities of U.S. companies and fixed income securities which are primarily investment grade and may be of any maturity. Normally, the Fund will maintain at least 65% of the value of its assets in equity securities and at least 25% of the value of its assets in fixed income securities. The Fund may also invest a portion of its assets in equity and debt securities of foreign issuers. The Fund emphasizes companies that offer both attractive investment opportunities and demonstrate a positive awareness of their impact on the society in which they operate, relative to other companies in their industries.

There is no guarantee that the Fund will achieve its investment objective.

INVESTMENT PRACTICES AND RISK FACTORS

The Fund’s principal investment strategies are described above. The following provides additional information about these principal strategies and describes other investment strategies and practices that may be used by the Fund, which all involve risks of varying degrees.

Social Criteria.

The portfolio managers believe that there is a direct correlation between companies that demonstrate an acute awareness of their impact on the society within which they operate and companies which offer attractive long-term investment potential. The portfolio managers believe that addressing social issues in a positive manner can translate into sound business. For example, by ensuring a product or service does not negatively impact the environment, a company can avoid costly litigation and clean-up costs; by maintaining positive standards for the workplace and a diverse employee population, a company can better ensure access to quality management talent and improved productivity; or by becoming more involved in the community, a company can enhance its consumer franchise. The portfolio managers also believe that top quality management teams who successfully balance their company’s business interests with their social influences can gain significant competitive advantages over the long run, which may result in increased shareholder value and, therefore, make the company’s shares a better investment. The Fund is designed to incorporate both social and financial criteria in all of its investment decisions.

The portfolio managers consider whether, relative to other companies in an industry, a company that meets these investment criteria is also sensitive to social issues related to its products, services or methods of doing business.

Socially responsive factors considered include:

●    Fair and reasonable employment practices

●    Contributions to the general well-being of the citizens of its host communities and countries and respect for human rights

●    Efforts and strategies to minimize the negative impact of business activities and to preserve the earth’s ecological heritage with those environmental policies, practices and procedures that are currently acceptable, or are exhibiting improvement

●    Avoidance of investments in companies that:

●     Manufacture nuclear weapons or other weapons of mass destruction

●     Derive more than 5% of their revenue from the production of non-nuclear weaponry

●     Derive more than 5% of their revenue from the production or sales of tobacco.

These portfolio restrictions are based on the belief that a company will benefit from its socially responsive by enabling it to better position itself in developing business opportunities while avoiding liabilities that may be incurred when a product or service is determined to have a negative social impact. These companies should be better prepared to respond to external demands and ensure that over the longer term they will be able to provide a positive return to both investors and society as a whole.

The portfolio managers use their best efforts to assess a company’s social performance. This analysis is based on present activities, and does not preclude securities solely because of past activities. The Board of Trustees (the “Board”) monitors the socially responsive criteria used by the Fund, and the portfolio managers may, upon approval of the Board, change the criteria used to rate the social performance of an issuer without prior notice or approval by shareholders.

While the application of the Fund’s socially responsive criteria may preclude some securities with strong earnings and growth potential, the portfolio managers believe that there are sufficient investment opportunities among those companies that satisfy the socially responsive criteria to meet the Fund’s investment objective.

Equity Securities.

General. Investors should realize that risk of loss is inherent in the ownership of any securities and that the net asset value (“NAV”) of the Fund will fluctuate, reflecting fluctuations in the market value of its portfolio positions.

Common Stocks. The Fund may purchase common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Common stocks include securities issued by limited partnerships, limited liability companies, business trusts and companies organized outside the United States.

Common stocks do not represent an obligation of the issuer. The issuance of debt securities or preferred stock by an issuer will create prior claims which could adversely affect the rights of holders of common stock with respect to the assets of the issuer upon liquidation or bankruptcy.

Convertible Securities. The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield of nonconvertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in a corporation’s capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the ultimate conversion or exchange value.

Convertible securities are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed income securities. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features.

Preferred Stock. The Fund may invest in preferred stocks. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets, but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Holders of preferred stock may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Generally, under normal circumstances, preferred stock does not carry voting rights. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and therefore do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Synthetic Convertible Securities. The Fund may invest in synthetic convertible securities. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.

Unlike a convertible security, which is a single security, a synthetic convertible security is comprised of distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are typically created by combining non-convertible bonds or preferred stocks with warrants or stock call options. The options that will form elements of synthetic convertible securities may be listed on a securities exchange or may be privately traded. The components of a synthetic convertible security generally are not offered as a unit and may be purchased and sold by the Fund at different times. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations.

Warrants or Rights. Warrants or rights may be acquired by the Fund in connection with other securities or separately and provide the Fund with the right to purchase other securities of the issuer at a later date.

Warrants are subject to the same market risks as stocks, but may be more volatile in price. Because investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, warrants involve leverage and are considered speculative investments. At the time of issuance of a warrant, the cost is generally substantially less than the cost of the underlying security itself, and therefore, the investor is able to gain exposure to the underlying security with a relatively low capital investment. Price movements in the underlying security are generally magnified in the price movements of the warrant, although changes in the market value of the warrant may not necessarily correlate to the prices of the underlying security. The Fund’s investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

Real Estate Investment Trusts. The Fund may invest without limitation in shares of real estate investment trusts (“REITs”), which are pooled investment vehicles that invest in real estate or real estate loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage (hybrid) REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. A mortgage REIT can make construction, development or long- term mortgage loans, which are sensitive to the credit quality of the borrower. Hybrid REITs combine the characteristics of both equity and mortgage trusts, generally by holding both ownership interests and mortgage interests in real estate. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs. Like mutual funds, REITs have expenses, including advisory and administration fees paid by REIT shareholders and, as a result, an investor is subject to a duplicate level of fees if the Fund invests in REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their Adviser and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees and borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to industry related risks.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed income obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans (the interest rates on which are reset periodically) yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index.

The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, the possibility of failing to qualify for the ability to avoid tax by satisfying distribution requirements under the Code, and failing to maintain exemption from the 1940 Act. Also, the Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests. REITs are also sensitive to factors such as changes in real estate values and property taxes, interest rates, overbuilding and creditworthiness of the issuer.

Investment in Other Investment Company Securities. The Fund may invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unregistered investment companies, subject to the limits set forth in the 1940 Act that apply to these types of investments. Investments in other investment companies are subject to the risks of the securities in which those investment companies invest. In addition, to the extent the Fund invests in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of the Fund’s own operation. These costs include management, brokerage, shareholder servicing and other operational expenses. The Fund may invest in shares of mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds (“ETFs”). Typically, an ETF seeks to track the performance of an index, such as the S&P 500 Index, the NASDAQ-100 Index, the Barclays Treasury Bond Index, or more narrow sector or foreign indexes, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give the Fund exposure to the securities comprising the index on which the ETF is based.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout the trading day, bought and sold based on market prices rather than NAV. Shares can trade at either a premium or discount to NAV. However, the portfolios held by index-based ETFs are publicly disclosed on each trading day, and an approximation of actual NAV is disseminated throughout the trading day. Because of this transparency, the trading prices of index-based ETFs tend to closely track the actual NAV of the underlying portfolios and the Fund will generally gain or lose value depending on the performance of the index. However, gains or losses on the Fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. In the future, as new products become available, the Fund may invest in ETFs that are actively managed. Actively managed ETFs will likely not have the transparency of index-based ETFs and, therefore, may be more likely to trade at a larger discount or premium to actual NAVs.

The Fund may invest in closed-end funds, which hold securities of U.S. and/or non-U.S. issuers. Because shares of closed-end funds trade on an exchange, investments in closed-end funds may entail the additional risk that the discount from NAV could increase while the Fund holds the shares.

Fixed Income Securities.

General. The Fund may invest in certain debt and fixed income securities.

These securities share three principal risks: First, the level of interest income generated by the Fund’s fixed income investments may decline due to a decrease in market interest rates. When fixed income securities mature or are sold, they may be replaced by lower-yielding investments. Second, their values fluctuate with changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the Fund’s fixed income investments. Conversely, during periods of rising interest rates, the value of the Fund’s fixed income investments will generally decline. However, a change in interest rates will not have the same impact on all fixed rate securities. For example, the magnitude of these fluctuations will generally be greater for a security whose duration or maturity is longer. Changes in the value of portfolio securities will not affect interest income from those securities, but will be reflected in the Fund’s NAV. The Fund’s investments in fixed income securities with longer terms to maturity or greater duration are subject to greater volatility than the Fund’s shorter-term securities. The volatility of a security’s market value will differ depending upon the security’s duration, the issuer and the type of instrument. Third, certain fixed income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay.

Issuer Risk. The value of fixed income securities issued by corporations may decline for a number of reasons which directly relate to the issuer such as management performance, financial leverage or reduced demand for the issuer’s goods and services.

Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and the Fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and the Fund will suffer from the inability to invest in higher yield securities.

Investment Grade Categories. Fixed income securities rated in the highest four ratings categories for long- term debt by a NRSRO are considered “investment grade.” Obligations rated in the lowest of the top four ratings (e.g., Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by Standard & Poor’s, a subsidiary of The McGraw-Hill Companies, Inc. (“S&P”) are considered to have some speculative characteristics. Unrated securities will be considered to be investment grade if deemed by the Adviser to be comparable in quality to instruments so rated, or if other outstanding obligations of the issuer of such securities are rated Baa/BBB or better. A description of the ratings by Moody’s and S&P is set forth in Appendix A of this SAI.

Corporate Debt Obligations. The Fund may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security. Because zero coupon bonds do not pay current interest in cash, these securities are subject to greater credit risk and greater fluctuation in value in response to changes in market interest rates than debt obligations that pay interest currently.

Mortgage-Backed and Asset-Backed Securities. The Fund may invest in mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”). MBS may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. ABS represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgages, assets or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest. The Fund may obtain a below-market yield or incur a loss on such instruments during periods of declining interest rates. To the extent the Fund purchases MBS at a premium, mortgage foreclosures and prepayments of principal (which may be made at any time without penalty) may result in some loss of the Fund’s principal investment to the extent of the premium paid. The yield generated by the Fund that invests in MBS may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the values of MBS, including government and government related mortgage pools, generally will fluctuate in response to market interest rates. Principal only and interest only instruments are subject to extension risk. For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets. Certain MBS or ABS may provide, upon the occurrence of certain triggering events or defaults, for the investors to become the holders of the underlying assets. In that case, the Fund may become the holder of securities that it could not otherwise purchase, based on its investment strategies or its investment restrictions and limitations, at a time when such securities may be difficult to dispose of because of adverse market conditions.

The estimated life of an ABS varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of an ABS, will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans, while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security’s average maturity and limit the potential appreciation in the security’s value relative to a conventional debt security. Consequently, ABS are not as effective in locking in high long-term yields. Conversely, in periods of sharply rising rates, prepayments generally slow, increasing the security’s average life and its potential for price depreciation.

Floating and Variable Rate Income Securities. The Fund may invest in floating and variable rate income securities. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank’s prime rate, a certificate of deposit (“CD”) or the London Inter-Bank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of interest rate or securities indexes, currency exchange rates or other commodities. The amount by which the rate paid on an income security may increase or decrease may be subject to periodic or lifetime caps. Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity. Such securities include variable rate master demand notes.

Zero Coupon, Discount and Payment-in-kind Securities. The Fund may invest in “zero coupon” and other deep discount securities of governmental or private issuers. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Payment-in-kind securities allow the lender, at its option, to make current interest payments on such securities either in cash or in additional securities. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis.

The values of these securities may be highly volatile as interest rates rise or fall. In addition, the Fund’s investments in zero coupon, pay-in-kind and delayed interest securities will result in special tax consequences. Although zero coupon securities do not make interest payments, for tax purposes not currently taxable in a variable product, a portion of the difference between a zero coupon security’s stated redemption price at maturity and its issue price is income of the Fund each year. The value of zero coupon bonds is subject to greater fluctuation in market value in response to changes in market interest rates than bonds of comparable maturity which pay interest currently. Both zero coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds that pay interest currently. Even though such bonds do not pay current interest in cash, the Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Accordingly, for the Fund to continue to qualify for tax treatment as a regulated investment company and to avoid income and possibly excise tax, the Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional securities with cash used to make such distributions.

Premium Securities. The Fund may invest in fixed income securities bearing coupon rates higher than prevailing market rates. Such “premium” securities are typically purchased at prices greater than the principal amounts payable on maturity. In such cases, the purchase of such securities provides the Fund a higher level of investment income distributable to shareholders on a current basis than if the Fund purchased securities bearing current market rates of interest. If securities purchased by the Fund at a premium are called or sold prior to maturity, the Fund will recognize a capital loss to the extent the call or sale price is less than the purchase price. Additionally, the Fund will recognize a capital loss if it holds such securities to maturity.

Yankee Bonds. The Fund may invest in U.S. dollar denominated bonds sold in the United States by non-U.S. issuers (“Yankee bonds”). As compared with bonds issued in the United States, such bond issues normally carry a higher interest rate, but are less actively traded.

U.S. Government Securities. The Fund may invest in U.S. government securities, which include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. government; (b) the right of the issuer to borrow an amount limited to specific line of credit from the U.S. government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities (such as securities issued by Fannie Mae (formally known as the Federal National Mortgage Association)); or (d) only the credit of the instrumentality (such as securities issued by Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation)). In the case of obligations not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. government itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.

The Government National Mortgage Association (“Ginnie Mae”) is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. The mortgage-backed securities guaranteed by Ginnie Mae are backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac are stockholder-owned companies chartered by Congress. Fannie Mae and Freddie Mac guarantee the securities they issue as to timely payment of principal and interest, but such guarantee is not backed by the full faith and credit of the United States.

Money Market Instruments. The Fund may invest for temporary defensive purposes in corporate and government bonds and notes and money market instruments. Money market instruments include: U.S. government securities, CDs, time deposits (“TDs”) and bankers’ acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. CDs are short-term, negotiable obligations of commercial banks. TDs are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. The Fund may, as a cash management tool, hold up to 20% of the value of its total assets in cash and invest in short-term instruments and, for temporary defensive purposes, may hold cash and invest in short-term instruments without limitation. Short-term instruments in which the Fund may invest include: (a) obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities (including repurchase agreements with respect to such securities); (b) bank obligations (including CDs, TDs and bankers’ acceptances of domestic or foreign banks, domestic savings and loan associations and similar institutions); (c) floating rate securities and other instruments denominated in U.S. dollars issued by international development agencies, banks and other financial institutions, governments and their agencies or instrumentalities and corporations located in countries that are members of the Organization for Economic Cooperation and Development; and (d) commercial paper rated no lower than Prime-2 by Moody’s or A-2 by S&P or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories.

Recently enacted legislation will affect virtually every area of banking and financial regulation. The impact of the regulation is not yet fully known and may not be for some time. In addition, new regulations to be promulgated pursuant to the legislation could adversely affect the Fund’s investments in money market instruments.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency (the “COTC”) and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation.

Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and government regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank.

Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the COTC and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, the Adviser will carefully evaluate such investments on a case-by-case basis.

Bankers’ Acceptances. Bankers’ acceptances in which the Fund may invest are issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by the bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset, or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers’ acceptances acquired by the Fund must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion and must be payable in U.S. dollars.

Commercial Bank Obligations. For the purposes of the Fund’s investment policies with respect to bank obligations (such as CDs, TDs and bankers’ acceptances), obligations of foreign branches of U.S. banks and of foreign banks may be general obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although the Fund will typically acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase of at least US$500 million (or the equivalent thereof), this US$500 million figure is not a fundamental investment policy or restriction of the Fund. For calculation purposes with respect to the US$500 million figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Fund may invest in variable rate master demand notes, which typically are issued by large corporate borrowers providing for variable amounts of principal indebtedness and periodic adjustments in the interest rate according to the terms of the instrument. A variable rate master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as the Fund, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. The Fund, however, may demand payment of principal and accrued interest at any time. In addition, while demand notes generally are not rated, their issuers must satisfy the same criteria as those set forth above for issuers of commercial paper. [______] will consider the earning power, cash flow and other liquidity ratios of issuers of demand notes and continually will monitor their financial ability to meet payment on demand. The Fund may not invest in a variable rate master demand note, if as a result more than 15% of the value of the Fund’s net assets would be invested in such notes and other illiquid securities.

Letters of Credit. The Fund may also engage in trades of commercial paper and other short-term obligations that are backed by irrevocable letters of credit issued by banks which assume the obligation for payment of principal and interest in the event of default by an issuer. Only banks the securities of which, in the opinion of [______], are of investment quality comparable to other permitted investments of the Fund may be used for letters of credit-backed investments.

Foreign Securities.

The Fund may invest without limit in foreign securities. The Fund may invest directly in foreign issuers or invest in depositary receipts. The returns of the Fund may be adversely affected by fluctuations in value of one or more currencies relative to the U.S. dollar. Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include risks resulting from revaluation of currencies; future adverse political and economic developments; possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; possible expropriation, nationalization or confiscatory taxation; possible withholding taxes and limitations on the use or removal of funds or other assets, including the withholding of dividends; adverse changes in investment or exchange control regulations; political instability, which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility and be less liquid. Foreign securities may not be registered with, nor the issuers thereof be subject to the reporting requirements of, the U.S. Securities and Exchange Commission (the “SEC”). Accordingly, there may be less publicly available information about the securities and about the foreign company issuing them than is available about a U.S. company and its securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. These risks are intensified when investing in countries with developing economies and securities markets, also known as “emerging markets.”

The costs associated with investment in the securities of foreign issuers, including withholding taxes, brokerage commissions and custodial fees, may be higher than those associated with investment in domestic issuers. In addition, foreign investment transactions may be subject to difficulties associated with the settlement of such transactions. Transactions in securities of foreign issuers may be subject to less efficient settlement practices, including extended clearance and settlement periods. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return can be earned on them. The inability of the Fund to make intended investments due to settlement problems could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in liability to the purchaser.

Since the Fund may invest in securities denominated in currencies other than the U.S. dollar, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in currency exchange rates may influence the value of the Fund’s shares and may also affect the value of dividends and interest earned by the Fund and gains and losses realized by the Fund. Exchange rates are determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments, other economic and financial conditions, government intervention, speculation and other factors.

Economic, Political and Social Factors. Certain non-U.S. countries, including emerging markets, may be subject to a greater degree of economic, political and social instability. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for the Fund to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the Fund could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the Fund’s investment in those markets and may increase the expenses of the Fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the Fund’s operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade. Whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, financial and other difficulties, the value and liquidity of the Fund’s investments may be negatively affected by the conditions in the countries experiencing the difficulties.

Sovereign Government and Supranational Debt. The Fund may invest in all types of debt securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or debt securities issued by supranational entities such as the World Bank. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non- U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on disbursements or assistance from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. Some sovereign debtors have rescheduled their debt payments, declared moratoria on payments or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Europe — Recent Events. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

Depositary Receipts. The Fund may invest in depositary receipts. Generally, American Depositary Receipts (“ADRs”), in registered form, are denominated in U.S. dollars and are designed for use in the domestic market. Usually issued by a U.S. bank or trust company, ADRs are receipts that demonstrate ownership of underlying foreign securities. For purposes of the Fund’s investment policies and limitations, ADRs are considered to have the same characteristics as the securities underlying them. ADRs may be sponsored or unsponsored; issuers of securities underlying unsponsored ADRs are not contractually obligated to disclose material information in the United States. Accordingly, there may be less information available about such issuers than there is with respect to domestic companies and issuers of securities underlying sponsored ADRs. The Fund may also invest in Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and other similar instruments, which are receipts that are often denominated in U.S. dollars and are issued by either a U.S. or non-U.S. bank evidencing ownership of underlying foreign securities. Even where they are denominated in U.S. dollars, depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency. EDRs are issued in bearer form and are designed for use in European securities markets. GDRs are tradable both in the United States and Europe and are designed for use throughout the world.

Restrictions on Foreign Investment. Some countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. For examples, certain countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals or limit the repatriation of funds for a period of time.

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or the companies with the most actively traded securities. Also, the 1940 Act restricts the Fund’s investments in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict the Fund’s investments in certain foreign banks and other financial institutions.

Smaller capital markets, while often growing in trading volume, have substantially less volume than U.S. markets, and securities in many smaller capital markets are less liquid and their prices may be more volatile than securities of comparable U.S. companies. Brokerage commissions, custodial services and other costs relating to investment in smaller capital markets are generally more expensive than in the United States. Such markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in the Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Generally, there is less government supervision and regulation of exchanges, brokers and issuers in countries having smaller capital markets than there is in the United States.

Securities of Emerging Markets Issuers. Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed foreign markets around the world.

The risks of investing in securities in emerging countries include: (i) less social, political and economic stability; (ii) the smaller size of the markets for such securities and lower volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which may be represented by the securities purchased by the Fund. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the Fund will not also be expropriated, nationalized, or otherwise confiscated at some time in the future. If such confiscation were to occur, the Fund could lose a substantial portion or all of its investments in such countries. The Fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.

Certain countries in which the Fund may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund’s investment in those countries.

Settlement mechanisms in emerging market securities may be less efficient and reliable than in more developed markets. In such emerging securities markets there may be delays and failures in share registration and delivery.

Investing in emerging markets involves risks relating to potential political and economic instability within such markets and the risks of expropriation, nationalization, confiscation of assets and property, the imposition of restrictions on foreign investments and the repatriation of capital invested.

Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging markets. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

While some emerging market countries have sought to develop a number of corrective mechanisms to reduce inflation or mitigate its effects, inflation may continue to have significant effects both on emerging market economies and their securities markets. In addition, many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar and major devaluations have occurred in certain countries.

Because of the high levels of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports, which are a major source of foreign exchange earnings.

To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange. Repatriation is ultimately dependent on the ability of the Fund to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the availability of such U.S. dollars through those channels and, if available, upon the willingness of those channels to allocate those U.S. dollars to the Fund. The Fund’s ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange. If the Fund is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other governmental entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, the Fund’s ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price which may be required to be paid for in U.S. dollars.

Many emerging market countries have little experience with the corporate form of business organization and may not have well-developed corporation and business laws or concepts of fiduciary duty in the business context.

The securities markets of emerging markets are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited. Investing in the securities of companies in emerging markets may entail special risks relating to the potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, the Fund could lose its entire investment in any such country.

Some emerging markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund’s portfolio securities in such markets may not be readily available. Section 22(e) of the 1940 Act permits a registered investment company to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, if the Fund believes that appropriate circumstances warrant, it will promptly apply to the SEC for a determination that an emergency exists within the meaning of Section 22(a) of the 1940 Act. During the period commencing from the Fund’s identification of such conditions until the date of SEC action, the portfolio securities in the affected markets will be valued at fair value as determined in good faith by or under the direction of the Board.

Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the risks associated with emerging market investing (and the costs associated with hedging transactions) makes it very difficult to hedge effectively against such risks.

Currency Risks. The Fund will be affected favorably or unfavorably by exchange control regulations or changes in exchange rates between such currencies and the U.S. dollar. Changes in currency exchange rates will influence the value of the Fund’s shares and also may affect the value of dividends and interest earned by the Fund and gains and losses realized by the Fund. Currencies generally are evaluated on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, the international balance of payments, governmental intervention, speculation and other economic and political conditions. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in U.S. dollars.

Other Investment Practices.

Restricted and Illiquid Securities. Up to 15% of the net assets of the Fund may be invested in illiquid securities. An illiquid security is any security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. Illiquid securities may include (a) repurchase agreements with maturities greater than seven days; (b) futures contracts and options thereon for which a liquid secondary market does not exist; (c) TDs maturing in more than seven calendar days; (d) securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets; and (e) securities of new and early stage companies whose securities are not publicly traded.

Under SEC regulations, certain securities acquired through private placements can be traded freely among qualified purchasers. The SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under these regulations is “liquid.” The Fund intends to rely on these regulations, to the extent appropriate, to deem specific securities acquired through private placement as “liquid.” The Board has delegated to the Adviser the responsibility for determining whether the particular security eligible for trading under these regulations is “liquid.” Investing in these restricted securities could have the effect of increasing the Fund’s illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.

Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Restricted securities may be sold only (1) pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) (such securities are referred to herein as “Rule 144A securities”), or another exemption; (2) in privately negotiated transactions; or (3) in public offerings with respect to which a registration statement is in effect under the 1933 Act. Rule 144A securities, although not registered in the United States, may be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. As noted above, the Adviser acting pursuant to guidelines established by the Board, may determine that some Rule 144A securities are liquid for purposes of limitations on the amount of illiquid investments the Fund may own. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund is able to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than expected when it decided to sell.

Illiquid securities may be difficult to value, and the Fund may have difficulty disposing of such securities promptly. Judgment plays a greater role in valuing illiquid investments than those securities for which a more active market exists. The Fund does not consider non-U.S. securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the United States.

To the extent required by applicable law and SEC guidance, no securities for which there is not a readily available market will be acquired by the Fund if such acquisition would cause the aggregate value of illiquid securities to exceed 15% of the Fund’s net assets.

Securities of Unseasoned Issuers. The issuers of these securities may lack a significant operating history and be dependent on products or services without an established market share.

Repurchase Agreements. Under the terms of a typical repurchase agreement, the Fund would acquire one or more underlying debt obligations, frequently obligations issued by the U.S. government or its agencies or instrumentalities, for a relatively short period (typically overnight, although the term of an agreement may be many months), subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon time and price. The repurchase price is typically greater than the purchase price paid by the Fund, thereby determining the Fund’s yield. A repurchase agreement is similar to, and may be treated as, a secured loan, where the Fund loans cash to the counterparty and the loan is secured by the purchased securities as collateral. All repurchase agreements entered into by the Fund are required to be collateralized so that at all times during the term of a repurchase agreement, the value of the underlying securities is at least equal to the amount of the repurchase price. Also, the Fund or its custodian is required to have control of the collateral, which the Adviser believes will give the Fund a valid, perfected security interest in the collateral.

Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. If the Fund enters into a repurchase agreement involving securities the Fund could not purchase directly, and the counterparty defaults, the Fund may become the holder of securities that it could not purchase. These repurchase agreements may be subject to greater risks. In addition, these repurchase agreements may be more likely to have a term to maturity of longer than seven days.

Repurchase agreements maturing in more than seven days are considered to be illiquid.

Pursuant to an exemptive order issued by the SEC, the Fund, along with other affiliated entities managed by the Adviser, may transfer uninvested cash balances into one or more joint accounts for the purpose of entering into repurchase agreements secured by cash and U.S. government securities, subject to certain conditions.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements, which involve the sale of Fund securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowings. Since the proceeds of borrowings under reverse repurchase agreements are invested, this would introduce the speculative factor known as “leverage.” The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the Fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Fund intends to use the reverse repurchase technique only when Western Asset believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund’s assets. The Fund’s custodian bank will maintain a separate account for the Fund with securities having a value equal to or greater than such commitment of the Fund.

Borrowing. The Fund may borrow from banks, on a secured or unsecured basis, up to one-third of its total assets for any purpose.

Leverage. The Fund may borrow from banks, on a secured or unsecured basis, up to one-third of the value of its total assets and use the proceeds to make additional investments. Income and appreciation from such investments will improve the Fund’s performance if they exceed the associated borrowing costs, but will impair the Fund’s performance if they are less than the borrowing costs. This speculative factor is known as “leverage.”

Leverage creates an opportunity for increased returns to shareholders of the Fund but, at the same time, creates special risk considerations. For example, leverage may exaggerate changes in the NAV of the Fund’s shares and in the Fund’s yield. Although the principal or stated value of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. By leveraging the Fund, changes in NAVs, higher or lower, may be greater in degree than if leverage was not employed. Leverage will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay in respect thereof, the Fund’s net income or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the Fund will be less than if leverage had not been used. If the amount of income from the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required funds. Depending on market or other conditions, such liquidations could be disadvantageous to the Fund.

Securities Lending. Consistent with applicable regulatory requirements, the Fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board. The Fund will not lend portfolio securities to affiliates of [________] unless it has applied for and received specific authority to do so from the SEC. From time to time, the Fund may pay to the borrower and/or a third party which is unaffiliated with the Fund or [______] and is acting as a “finder” a part of the interest earned from the investment of collateral received for securities loaned. Although the borrower will generally be required to make payments to the Fund in lieu of any dividends the Fund would have otherwise received had it not loaned the shares to the borrower, such payments will not be treated as “qualified dividend income” for purposes of determining what portion of the Fund’s regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see “Taxes” below).

Requirements of the SEC, which may be subject to future modification, currently provide that the following conditions must be met whenever the Fund lends its portfolio securities: (a) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower. However, if a material event adversely affecting the investment in the loaned securities occurs, the Fund must terminate the loan and regain the right to vote the securities.

The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The Fund could also lose money if its short-term investment of the cash collateral declines in value over the period of the loan. Loans will be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

When-Issued, Delayed Delivery and Forward Commitment Securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. In when-issued or delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but no payment or delivery will be made by the Fund prior to the actual delivery or payment by the other party to the transaction. The Fund will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. In entering into a when-issued or delayed delivery transaction, the Fund relies on the other party to consummate the transaction and may be disadvantaged if the other party fails to do so.

Purchasing such securities involves the risk of loss if the value of the securities declines prior to settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The Fund will at times maintain in a segregated account at its custodian cash or liquid assets equal to the amount of the Fund’s when-issued or delayed delivery commitments. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of such commitments by the Fund. Placing securities rather than cash in the account may have a leveraging effect on the Fund’s assets. That is, to the extent that the Fund remains substantially fully invested in securities at the time that it has committed to purchase securities on a when-issued basis, there will be greater fluctuation in its NAV than if it had set aside cash to satisfy its purchase commitments. On the settlement date, the Fund will meet its obligations from the then-available cash flow, the sale of securities held in the separate account, the sale of other securities or, although it normally would not expect to do so, from the sale of the when- issued or delayed delivery securities themselves (which may have a greater or lesser value than the Fund’s payment obligations).

Short Sales “Against the Box.” The Fund may also make short sales “against the box,” meaning that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of further consideration, for securities of the same issues as, and in an amount equal to, the securities sold short. This kind of short sale, which is described as “against the box,” will be entered into by the Fund for the purpose of receiving a portion of the interest earned by the executing broker from the proceeds of the sale. The proceeds of the sale will be held by the broker until the settlement date, when the Fund delivers the convertible securities to close out its short position. Although prior to delivery the Fund will have to pay an amount equal to any dividends paid on the common stock sold short, the Fund will receive the dividends from the preferred stock or interest from the debt securities convertible into the stock sold short, plus a portion of the interest earned from the proceeds of the short sale. The Fund will deposit, in a segregated account with its custodian, convertible preferred stock or convertible debt securities in connection with short sales against the box. Short sales “against the box” result in a “constructive sale” and require the Fund to recognize any gain unless an exception to the constructive sale rule applies.

Venture Capital Investments. The Fund may invest up to 5% of its total assets in venture capital investments, that is, new and early stage companies whose securities are not publicly traded. Venture capital investments may present significant opportunities for capital appreciation but involve a high degree of business and financial risk that can result in substantial losses. The disposition of U.S. venture capital investments, which may include limited partnership interests, normally would be restricted under Federal securities laws. Generally, restricted securities may be sold only in privately negotiated transactions or in public offerings registered under the 1933 Act. The Fund also may be subject to restrictions contained in the securities laws of other countries in disposing of portfolio securities. As a result of these restrictions, the Fund may be unable to dispose of such investments at times when disposal is deemed appropriate due to investment or liquidity considerations; alternatively, the Fund may be forced to dispose of such investments at less than fair market value. Where registration is required, the Fund may be obligated to pay part or all of the expenses of such registration.

Derivatives

General. The Fund may utilize a variety of transactions using derivatives, such as futures and options on securities or securities indexes and options on these futures and interest rate futures (collectively, “Financial Instruments”). The Fund may use Financial Instruments as a hedging technique in an attempt to manage risk in the Fund’s portfolio, as a substitute for buying or selling securities, as a cash flow management technique and as a means of enhancing returns. Except as otherwise provided in this SAI or by applicable law, the Fund may purchase and sell any type of Financial Instrument. The Fund may choose not to make use of derivatives for a variety of reasons, and no assurance can be given that any derivatives strategy employed will be successful.

The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

The use of Financial Instruments may be limited by applicable law and any applicable regulations of the SEC, the Commodity Futures Trading Commission (the “CFTC”), or the exchanges on which some Financial Instruments may be traded. (Note, however, that some Financial Instruments that the Fund may use may not be listed on any exchange and may not be regulated by the SEC or the CFTC.) In addition, the Fund’s ability to use Financial Instruments may be limited by tax considerations.

In addition to the instruments and strategies discussed in this section, the Adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These opportunities may become available as the Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Adviser may utilize these opportunities and techniques to the extent that they are consistent with the Fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from or in addition to those summarized herein.

This discussion is not intended to limit the Fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the Fund as broadly as possible. Statements concerning what the Fund may do are not intended to limit any other activity. Also, as with any investment or investment technique, even when the Prospectus or this discussion indicates that the Fund may engage in an activity, it may not actually do so for a variety of reasons, including cost considerations.

Summary of Certain Risks. The use of Financial Instruments involves special considerations and risks, certain of which are summarized below, and may result in losses to the Fund. In general, the use of Financial Instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to the Fund. As noted above, there can be no assurance that any derivatives strategy will succeed.

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Financial Instruments are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to the Fund’s interest. Many Financial Instruments are complex, and successful use of them depends in part upon the Adviser’s ability to forecast correctly future market trends and other financial or economic factors or the value of the underlying security, index, interest rate, currency or other instrument or measure. Even if the Adviser’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in unsuccessful transactions. Financial Instruments may behave in unexpected ways, especially in abnormal or volatile market conditions.

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The Fund may be required to maintain assets as “cover,” maintain segregated accounts, post collateral or make margin payments when it takes positions in Financial Instruments. Assets that are segregated or used as cover, margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the position in the Financial Instrument is open unless they are replaced with other appropriate assets. If markets move against the Fund’s position, the Fund may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent it from pursuing its investment objective. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to the Fund. These losses may be substantial, and may be in addition to losses incurred by using the Financial Instrument in question. If the Fund is unable to close out its positions, it may be required to continue to maintain such assets or accounts or make such payments until the positions expire or mature, and the Fund will continue to be subject to investment risk on the assets. In addition, the Fund may not be able to recover the full amount of its margin from an intermediary if that intermediary were to experience financial difficulty. Segregation, cover, margin and collateral requirements may impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require the Fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.

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The Fund’s ability to close out or unwind a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or the Fund is not successful in its negotiations, the Fund may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the Financial Instrument becomes insolvent. The Fund may be required to make delivery of portfolio securities or other assets underlying a Financial Instrument in order to close out a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. While the position remains open, the Fund continues to be subject to investment risk on the Financial Instrument. The Fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the Financial Instrument.

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Certain Financial Instruments transactions may have a leveraging effect on the Fund, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When the Fund engages in transactions that have a leveraging effect, the value of the Fund is likely to be more volatile and all other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than the Fund would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.

●	Many Financial Instruments may be difficult to value, which may result in increased payment requirements to counterparties or a loss of value to the Fund.

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Liquidity risk exists when a particular Financial Instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, the Fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price. Certain Financial Instruments, including certain OTC options and swaps, may be considered illiquid and therefore subject to the Fund’s limitation on illiquid investments.

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In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a Financial Instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in the Fund incurring substantial losses and/or not achieving anticipated gains. Even if the strategy works as intended, the Fund might have been in a better position had it not attempted to hedge at all.

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Financial Instruments used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio holdings or declines in the cost of securities or other assets to be acquired. In the event that the Fund uses a Financial Instrument as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the Fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the transaction itself.

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Certain Financial Instruments involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy.

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Financial Instruments involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For Financial Instruments not guaranteed by an exchange or clearinghouse, the Fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs or disagreements as to the meaning of contractual terms and litigation in enforcing those remedies.

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Certain Financial Instruments transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties or through financial institutions acting as market makers (“OTC derivatives”), rather than being traded on exchanges or in markets registered with the CFTC or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that either are required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, the Fund bears the risk of default by its counterparty. In a cleared derivatives transaction, the Fund is instead exposed to the risk of default of the clearinghouse and the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

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Financial Instruments transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of OTC derivatives transactions are also applicable to Financial Instruments used outside the United States. Financial Instruments used outside the United States also are subject to the risks affecting foreign securities, currencies and other instruments.

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Financial Instruments involving currency are subject to additional risks. Currency related transactions may be negatively affected by government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other transactions.

Use of Financial Instruments involves transaction costs, which may be significant. Use of Financial Instruments also may increase the amount of taxable income to shareholders.

The Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

Futures Contracts. The Fund may enter into contracts for the purchase or sale for future delivery of equity or fixed income securities or contracts based on financial indexes including interest rates or an index of U.S. government or foreign government securities or equity or fixed income securities (“futures contracts”). When the Fund buys or sells a futures contract, it incurs a contractual obligation to receive or deliver the underlying instrument (or a cash payment based on the difference between the underlying instrument’s closing price and the price at which the contract was entered into) at a specified price on a specified date. For example, in the case of stock index futures contracts, if the Fund anticipates an increase in the price of stocks that it intends to purchase at a later time, the Fund could enter into contracts to purchase the stock index (known as taking a “long” position) as a temporary substitute for the purchase of stocks. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts increases and thereby serves as a hedge against the Fund’s not participating in a market advance. The Fund then may close out the futures contracts by entering into offsetting futures contracts to sell the stock index (known as taking a “short” position) as it purchases individual stocks. The Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities. But by using futures contracts as an investment tool to reduce risk, given the greater liquidity in the futures market, it may be possible to accomplish the same result more easily and more quickly. The Fund will not enter into transactions in futures contracts and will not enter into such transactions other than to hedge against potential changes in interest or currency exchange rates or the price of a security or a securities index which might correlate with or otherwise adversely affect either the value of the Fund’s securities or the prices of securities which the Fund is considering buying at a later date.

Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities. Since all transactions in the futures market are made through a member of, and are offset or fulfilled through a clearinghouse associated with, the exchange on which the contracts are traded, the Fund will incur brokerage fees when it buys or sells futures contracts.

Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange) and no secondary market exists for those contracts. In addition, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin; in such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

Commodity Exchange Act Regulation. The Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (“CEA”), and, therefore, are not subject to registration or regulation with respect to the Fund under the CEA. As a result, the Fund is limited in its ability to trade instruments subject to the CFTC’s jurisdiction, including commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or other investments (whether directly or indirectly through investments in other investment vehicles).

Under this exclusion, the Fund must satisfy one of the following two trading limitations whenever it enters into a new commodity trading position: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in CFTC-regulated instruments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The Fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.

Special Risks of Using Futures Contracts. The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in stock market prices or interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

At best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for equity securities or debt securities, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to market values, interest rate levels, maturities and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor.

Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund segregates and commits to back the futures contract with an amount of cash and liquid assets from the Fund equal in value to the current value of the underlying instrument less the margin deposit.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on Futures Contracts. The Fund may enter into options on futures contracts. Options on futures contracts are similar to options on securities or currencies except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities or currencies upon which the futures contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to the Fund because the maximum amount of risk is the premium paid for the options (plus transaction costs). Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.

As an alternative to purchasing call and put options on futures, the Fund may purchase call and put options on the underlying securities or currencies themselves. Such options would be used in a manner identical to the use of options on futures contracts.

To reduce or eliminate the leverage then employed by the Fund or to reduce or eliminate the hedge position then currently held by the Fund, the Fund may seek to close out an option position by selling an option covering the same securities or currency and having the same exercise price and expiration date. The ability to establish and close out positions on options on futures contracts is subject to the existence of a liquid market. The Fund will not purchase options on futures contracts on any exchange unless and until, in the Adviser’s opinion, the market for such options has developed sufficiently that the risks in connection with options on futures contracts are not greater than the risks in connection with futures contracts. Although the Fund intends to purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options which it has purchased in order to realize any profit. The staff of the SEC has taken the position that, in general, purchased over-the-counter (“OTC”) options and the underlying securities used to cover written OTC options are illiquid securities. However, the Fund may treat as liquid the underlying securities used to cover written OTC options, provided it has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Margin Requirements. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund, upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” In addition, when the Fund enters into a long position in a futures contract, it must maintain an amount of cash or cash equivalents equal to the total market value of the underlying futures contract, less amounts held in the Fund’s commodity brokerage account at its broker. At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

For example, when the Fund purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Fund receives from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Fund is required to make a variation margin payment to the broker.

At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance (anticipatory hedge). Such purchase of a futures contract serves as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund’s securities (defensive hedge). To the extent that the Fund’s portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts substantially reduces the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund with attendant transaction costs.

The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts described above, and, in addition, net option premiums received will be included as initial margin deposits.

Options on Securities. In an effort to reduce fluctuations in NAV or to increase portfolio return, the Fund may write covered put and call options and may buy put and call options and warrants on securities traded on U.S. and foreign securities exchanges. The purpose of such transactions is to hedge against changes in the market value of portfolio securities caused by fluctuating interest rates, fluctuating currency exchange rates and changing market conditions, and to close out or offset existing positions in such options or futures contracts. The Fund may write and buy options on the same types of securities that the Fund could buy directly and may buy options on financial indexes as described below with respect to futures contracts.

Although the Adviser will attempt to take appropriate measures to minimize the risks relating to the Fund’s writing of call options and purchasing of put and call options, there can be no assurance that the Fund will succeed in its option-writing program.

Writing Covered Call Options. The Fund may write (sell) covered call options. The Fund may write (sell) covered call options for hedging purposes or to increase its portfolio return. Covered call options will generally be written on securities and currencies which, in the opinion of the Adviser, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund. A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker/dealer through which the option was sold, requiring it to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (“OCC”) or similar clearing corporation and the securities exchange on which the option is written.

A principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. The Fund expects to write options only on national securities exchanges or in the OTC market. The Fund may purchase put options issued by the OCC or in the OTC market.

The Adviser believes that writing of covered call options is less risky than writing uncovered or “naked” options, which the Fund will not do. A call option written by the Fund is “covered” if the Fund owns the securities or currency underlying the option or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund’s custodian) upon conversion or exchange of other securities or currencies held in its portfolio. A written call option is also covered if the Fund holds on a share-for-share basis a purchased call on the same security, or holds a call on the same currency as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid assets.

In the case of options written by the Fund that are deemed covered by virtue of the Fund’s holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stocks with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk because the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund’s investment objective. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since the option may be exercised at any time prior to the option’s expiration. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The security or currency covering the call option will be maintained in a segregated account with the Fund’s custodian. The Fund does not consider a security or currency covered by a call option to be “pledged” as that term is used in the Fund’s policy which limits the pledging or mortgaging of its assets.

The premium the Fund receives for writing a call option is deemed to constitute the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the implied price volatility of the underlying security or currency, and the length of the option period. In determining whether a particular call option should be written on a particular security or currency, the Adviser will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability in the Fund’s statement of assets and liabilities. This liability will be adjusted daily to the option’s current market value. The liability will be extinguished upon expiration of the option or delivery of the underlying security or currency upon the exercise of the option. The liability with respect to a listed option will also be extinguished upon the purchase of an identical option in a closing transaction.

Closing transactions will be effected in order to realize a profit or to limit losses on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price, expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option or purchases a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold, in which case it would continue to be at market risk with respect to the security or currency.

The Fund will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity are normally higher than those applicable to purchases and sales of portfolio securities.

Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

The Fund may realize a profit or loss upon entering into a closing transaction. In cases in which the Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the Fund has purchased an option and engages in a closing sale transaction, whether it recognizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.

Purchasing Call Options. The Fund may purchase call options. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Call options may be purchased by the Fund for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of the Fund’s current return.

Although the Fund generally will purchase or write only those options for which the Adviser believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist or may cease to exist. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the OCC and national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Purchasing Put Options. The Fund may purchase put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

The Fund may purchase a put option on an underlying security or currency (a “protective put”) owned by the Fund as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security’s market price or currency’s exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency when management deems it desirable to continue to hold the security or currency. The premium paid for the put option and any transaction costs may reduce any capital gain or, in the case of currency, ordinary income otherwise available for distribution when the security is eventually sold.

The Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

The premium paid by the Fund when purchasing a put option will be recorded as an asset in the Fund’s statement of assets and liabilities. This asset will be adjusted daily to the option’s current market value, as calculated by the Fund. The asset will be extinguished upon expiration of the option or the delivery of the underlying security or currency upon the exercise of the option. The asset with respect to a listed option will also be extinguished upon the writing of an identical option in a closing transaction.

Securities Index Options. The Fund may enter into options on securities indexes. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange (the “NYSE”) Composite Index or the Canadian Market Portfolio Index, or a narrower market or industry index such as the S&P 100 Index, the NYSE Arca Oil Index or the NYSE Arca Computer Technology Index.

Through the writing or purchase of index options, the Fund can achieve many of the same objectives as through the use of options on individual securities. Options on stock indexes are generally similar to options on stock except for the delivery requirements. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the Fund being hedged correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indexes will be subject to the Adviser’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Use of Segregated and Other Special Accounts. Use of many hedging and other strategic transactions including market index transactions by the Fund will require, among other things, that the Fund segregate cash, liquid securities or other assets with its custodian, or a designated sub-custodian, to the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, appropriate securities as required by the 1940 Act at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to segregate liquid securities equal to the exercise price.

OTC options entered into by the Fund, including those on securities, financial instruments or indexes, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund may not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery. If the Fund enters into OTC options transactions, it will be subject to counterparty risk.

In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and, in some instances, daily variation margin, typically with third parties such as a clearing organization, in addition to segregating assets with its custodian sufficient to meet its obligations to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents, liquid securities or other acceptable assets.

Hedging and other strategic transactions may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging and other strategic transactions. The Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other hedging and other strategic transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Segregation of a large percentage of the Fund’s assets could impede implementation of the Fund’s investment policies or the Fund’s ability to meet redemption requests or other current obligations.

Risks Associated With Recent Economic Events. The U.S. credit markets have been experiencing extreme volatility and disruption for more than five years. Instability in the credit markets has made it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. These developments may increase the volatility of the value of securities owned by the Fund. These developments may also make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. These developments may also adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings of issuers and increased defaults by issuers. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the net asset value (“NAV”) of its shares.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) significantly revises and expands the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund. Possible regulatory actions taken under these revised and expanded powers may include actions related to financial consumer protection, proprietary trading and derivatives. There is a risk that new and additional government regulation authorized by the Dodd-Frank Act could result in higher Fund costs and expenses. Legislators and regulators in the United States are currently considering a wide range of proposals in addition to the Dodd-Frank Act that, if enacted, could result in major changes to the way banking operations are regulated. In addition, the recent European debt crisis and related financial restructuring efforts have contributed to the instability in global credit markets. The strength and duration of any economic recovery will be impacted by the European debt crisis and the reaction to any efforts to address the crisis.

Government Intervention In Financial Markets Risk. The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

INVESTMENT POLICIES

The Fund has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies of the Fund may not be changed without the vote of a majority of the outstanding shares of the Fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting power of the Fund present at a shareholder meeting, if the holders of more than 50% of the voting power of the Fund are present in person or represented by proxy, or (b) more than 50% of the voting power of the Fund. The Board may change non-fundamental investment policies at any time.

Except with respect to borrowing, if any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Fundamental Investment Policies

The Fund’s fundamental investment policies are as follows:

(1) The Fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(2) The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(3) The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(4) The Fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(5) The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(6) The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(7) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry (except that the Fund may invest without limit in obligations issued by banks).

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits the Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. (The Fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the Fund’s asset coverage falls below 300%, the Fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period. Currently, the Fund does not contemplate borrowing money for leverage but if the Fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit the Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits the Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A Fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit the Fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to the Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Fund’s Adviser believes the income justifies the attendant risks. The Fund also will be permitted by this policy to make loans of money, including to other funds. The Fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits the Fund from issuing senior securities except that the Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. The Fund may also borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by the Fund can increase the speculative character of the Fund’s outstanding shares through leveraging. Leveraging of the Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased to the extent of the Fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit the Fund from owning real estate; however, the Fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits the Fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit the Fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, the Fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits the Fund’s purchases of illiquid securities to 15% of net assets. If the Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There may also be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in ETFs that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a Fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A Fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a Fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries.

The Fund’s fundamental policies will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Non-Fundamental Investment Policies

The Fund’s non-fundamental investment policies are as follows:

1.         The Fund may not invest in other registered open-end management investment companies and registered unit investment trusts in reliance upon the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act. The foregoing investment policy does not restrict the Fund from (i) acquiring securities of other registered investment companies in connection with a merger, consolidation, reorganization, or acquisition of assets, or (ii) purchasing the securities of registered investment companies, to the extent otherwise permissible under Section 12(d)(1) of the 1940 Act.

2.         The Fund may not purchase or otherwise acquire any security if, as a result, more than 15% of  its net assets would be invested in securities that are illiquid.

Diversification

The Fund is currently classified as a diversified fund under the 1940 Act. This means that the Fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, the Fund cannot change its classification from diversified to non- diversified without shareholder approval.

Portfolio Turnover

For reporting purposes, the Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year.

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by the Fund. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

For the fiscal years ended December 31, 2012 and December 31, 2013, the Predecessor Fund’s portfolio turnover rates were as follows:

2012 (%)	2013 (%)
21	25

MANAGEMENT

The overall management of the Trust’s business and affairs is invested with its Board. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Adviser, Administrator, Custodian and Transfer Agent, each as defined below. The day-to-day operations of the Trust are delegated to its officers, subject to the Fund’s investment objective, strategies and policies and to the general supervision of the Board. The Trustees and officers of the Trust, their ages, birth dates, and positions with the Trust, terms of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held are set forth in the table below.

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During Past 5 Years by Trustee(2)
Independent Trustees (3)
John Chrystal 615 E. Michigan St. Milwaukee, WI 53202 Age: 56	Trustee	Since 2011	Founder and Managing Partner of Bent Gate Advisors, LLC, a consulting firm that provides strategic advice and assistance to financial institutions. Previously a Partner at DiMaio Ahmad Capital, an investment management firm.	4	Director, Javelin Mortgage Investments, Inc.; Director, The Bancorp, Inc.; Trustee, Trust for Advised Portfolios (for series not affiliated with the Fund).

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During Past 5 Years by Trustee(2)
Albert J. DiUlio, S.J. 615 E. Michigan St. Milwaukee, WI 53202 Age: 71	Trustee	Since 2011	Treasurer, Midwest Province of the Society of Jesus. President of the Vatican Observatory Foundation, September 2011 through August 2014. Sabbatical, September 2010 through August 2011. Secretary for Finance and Higher Education USA Jesuit Conference, January 2005 through August 2010.	4	Trustee, Trust for Advised Portfolios (for series not affiliated with the Fund).
David S. Krause 615 E. Michigan St. Milwaukee, WI 53202 Age: 60	Trustee	Since 2011	Director of the Applied Investment Management program and Adjunct Assistant Professor of Finance at Marquette University.	4	Trustee, Trust for Advised Portfolios (for series not affiliated with the Fund).
Harry E. Resis 615 E. Michigan St. Milwaukee, WI 53202 Age: 68	Trustee	Since 2012	Private investor. Previously served as Director of U.S. Fixed Income for Henderson Global Investors.	4	Trustee, Trust for Advised Portfolios (for series not affiliated with the Fund).
Interested Trustee
Ian Martin(4) 615 E. Michigan St. Milwaukee, WI 53202 Age: 45	Chairman, Trustee	Since 2013	Executive Vice President, U.S. Bancorp Fund Services, LLC.	4	Trustee, Trust for Advised Portfolios (for series not affiliated with the Fund).

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Age: 39	President and Principal Executive Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC, (2011 to present); Vice President, Huntington Asset Services (2008 to 2011).
Steven J. Jensen 615 E. Michigan Street Milwaukee, WI 53202 Age: 56	Vice President, Chief Compliance Officer and AML Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC, (2011 to present); Field Finance Manager, Johnson Controls, Inc. (2008-2011).

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Age: 33	Treasurer and Principal Financial Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC, (2011 to present): Senior Fund Administrator, Huntington Asset Services (2002 to 2011).
Wendy M. Barron 615 E. Michigan Street Milwaukee, WI 53202 Age: 36	Assistant Treasurer	Since 2014	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC, (2008 to present).
Jeanine M. Bajczyk, Esq. 615 E. Michigan Street Milwaukee, WI 53202 Age: 49	Secretary	Since 2014	Senior Vice President and Counsel, U.S. Bancorp Fund Services, LLC (May 2006 to present).

(1)	Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term until the election of a successor.
(2)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(3)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(4)
Mr. Martin is an “interested person” of the Trust as defined by the 1940 Act. Mr. Martin is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Trust’s distributor (the “Distributor”).

Additional Information Concerning Our Board of Trustees

Board Leadership Structure. The Board has general oversight responsibility with respect to the operation of the Trust and the Fund. The Board has engaged the Adviser to manage the Fund and is responsible for overseeing the Adviser and other service providers to the Trust and the Fund in accordance with the provisions of the 1940 Act and other applicable laws. The Board has established an Audit Committee to assist the Board in performing its oversight responsibilities.

Given the fact there is only a small number of funds in the Trust, the Trust does not have a Chairman of the Board, nor does the Trust have a lead disinterested trustee. The President of the Trust is the presiding officer at all meetings of the Board and sets the agenda for the Board meetings, with input from the trustees and other officers of the Trust. The Trust has determined that its leadership structure is appropriate in light of, among other factors, the asset size and nature of the Trust, the arrangements for the conduct of the Trust’s operations, the number of Trustees, and the responsibilities of the Board.

Board Oversight of Risk. Through its direct oversight role, and indirectly through the Audit Committee, and officers of the Fund and service providers, the Board performs a risk oversight function for the Fund. To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Fund; reviews and approves, as applicable, the compliance policies and procedures of the Fund; approves the Fund’s principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Adviser, to review and discuss the activities of the Fund and to provide direction with respect thereto; and appoints a chief compliance officer of the Fund who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers.

The Trust has an Audit Committee, which plays a significant role in the risk oversight of the Fund as it meets annually with the auditors of the Fund. The Board also meets quarterly with the Fund’s chief compliance officer.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the, the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Trust Committees. The Trust has three standing committees: the Nominating Committee, the Audit Committee, which also serves as the Qualified Legal Compliance Committee (“QLCC”), and the Valuation Committee.

The Board has created an audit committee which also serves as the Qualified Legal Compliance Committee (“QLCC”). The members consist of Messrs. Chrystal, DiUlio, Krause and Resis each of whom is an Independent Trustee. The primary functions of the audit committee are to select the independent registered public accounting firm to be retained to perform the annual audit of the Fund, to review the results of the audit, to review the Fund’s internal controls, to approve in advance all permissible non-audit services performed by the independent auditors and to review certain other matters relating to the Fund’s independent registered public accounting firm and financial records. The function of the QLCC is to receive reports from an attorney retained by the Trust of evidence of a material violation by the Trust or by any officer, director, employee or agent of the Trust.

The Nominating Committee, comprised entirely of the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary. The Nominating Committee will consider nominees nominated by shareholders. Recommendations by shareholders for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust By-Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive offices of the Trust not later than 120 days and no more than 150 days prior to the shareholder meeting at which any such nominee would be voted on.

The Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of the Trust’s President, Treasurer and Assistant Treasurer and is overseen by the Trustees. The function of the Valuation Committee is to review and oversee each Adviser’s valuation of securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee, and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board. The Valuation Committee meets as needed.

Board Oversight of Risk Management. As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways. For example, the Audit Committee meets regularly with the Chief Compliance Officer to discuss compliance and operational risks. The Audit Committee also meets with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The full Board receives reports from the Adviser and portfolio managers as to investment risks as well as other risks that may be also discussed in Audit Committee.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills. In addition to the information provided in the table above, below is certain additional information concerning each particular Trustee and certain of their Trustee Attributes. The information provided below, and in the table above, is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

Qualification of Trustees
John Chrystal’s experience as a partner of an investment management firm, and his experience as a partner of a consulting firm advising financial institutions, has provided him with an extensive knowledge of the highly regulated financial services industry, which knowledge he brings to the Board in a relatable, effective way.

Albert J. DiUlio, S.J.’s financing background, combined with his work experience, have provided him with a strong understanding of financial statements and experience addressing the complex issues that confront entities. As a trustee, Mr. DiUlio uses his financial background and experiences to enhance Board discussions with useful information and insights.

David S. Krause’s experience co-founding small businesses and as a professor in a graduate management program has honed his understanding of financial statements and the complex issues that confront businesses, making him a valuable resource to the Board.

Harry Resis’ background in fixed income securities analysis, with an emphasis on high yield securities, provides him with a practical knowledge of the underlying markets and strategies used by Funds in the Trust that will be useful to the Board in their analysis and oversight of the Funds.

Ian Martin has substantial mutual fund operations and shareholder servicing experience through his position as Executive Vice President and Director of Transfer Agent Operations of U.S. Bancorp Fund Services, LLC, a full service provider to mutual funds, which makes him a valuable resource to the Board as they contemplate shareholder servicing needs.

Each of Messrs. Chrystal, DiUlio, Krause, Resis and Martin takes a conservative and thoughtful approach to addressing issues facing the Fund. The combination of skills and attributes discussed above led to the conclusion that each of Messrs. Chrystal, DiUlio, Krause, Resis and Martin should serve as a trustee.

Trustee Ownership of Fund Shares and Other Interest. No Trustee owned shares of the Fund as of the calendar year ended December 31, 2013, which is prior to the inception date of the Fund.

As of December 31, 2013, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Adviser, the Distributor, as defined below, or an affiliate of the Adviser or Distributor. Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser, the Distributor or any affiliate thereof was a party.

Compensation. Set forth below is the anticipated compensation to be received by the Independent Trustees from the Fund for the fiscal year ending June 30, 2015. The Independent Trustees receive an annual retainer of $8,000 per year and a fee of $1,000 for each meeting of the Board of Trustees attended, including special meetings allocated among each of the various portfolios comprising the Trust. The Trustees also receive reimbursement from the Trust for expenses incurred in connection with attendance at meetings. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

	Estimated Aggregate Compensation from the Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Estimated Total Compensation from Fund Complex Paid to Trustees(2)
Name of Independent Trustee
John Chrystal	$2,000	None	None	$2,000
Albert J. DiUlio, S.J.	$2,000	None	None	$2,000
David S. Krause	$2,000	None	None	$2,000
Harry Resis	$2,000	None	None	$2,000
Name of Interested Trustee
Ian Martin	$0	None	None	$0
(1)	For the Fund’s fiscal year ending June 30, 2015.
(2)
There are currently three portfolios comprising the Trust. The term “Fund Complex” applies to the four _____ Funds. For the fiscal year ending June 30, 2015, Trustees’ fees are estimated in the amount of $__,000.

To the knowledge of the Fund, as of March 31, 2014, the following shareholders owned or held of record 5% or more, as indicated, of the outstanding shares of the Fund:

Name and Address	Percent (%)
Metlife Insurance Co of Connecticut Shareholder Accounting Dept Attn Terrence Santry 1 Financial Center, Floor 20 Boston, MA 02111-2694	99.40%

INVESTMENT MANAGEMENT AND OTHER SERVICES

Advisory Arrangements

[                 ]” or the “Adviser”) serves as the Fund’s Adviser pursuant to an investment advisory agreement between the [Adviser] and the Trust (the “Advisory Agreement”). [     ] provides the day-to-day portfolio management of the Fund. The Adviser provides customized investment counsel to individuals, family groups and institutions. [     ] seeks to maximize performance while managing risk through an investment discipline that is supported by fundamental research and dedicated resources. The Adviser is an indirect wholly owned subsidiary of Stifel Financial Corp., a financial services holding company. As of _____ 31, 2014, [     ] total assets under management were $[    ] billion, including approximately $[    ] in socially responsive investment strategies.

For the fiscal years ended December 31, 2013, December 31, 2012 and December 31, 2011, the fund paid management fees as follows:

For the fiscal years ended	Gross	Management Fees Waived/	Management Fees
		Expense Reimbursements ($)	($)
December 31
2013	338,440	0	338,440
2012	347,471	0	347,471
2011	392,380	12,116	380,264

Portfolio Managers

The following tables set forth certain additional information with respect to the portfolio managers for the Predecessor Fund. Unless noted otherwise, all information is provided as of December 31, 2013.

Other Accounts Managed by the Portfolio Managers

The table below identifies the portfolio managers, the number of accounts (other than the Fund) for which each portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, other accounts and, if applicable, the number of accounts and total assets in the accounts where fees are based on performance.

	Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based ($)
Ronald T. Bates	Registered investment companies	1	149.5 million	None	None
	Other pooled investment vehicles	None	None	None	None

	Other accounts	335	1.1 billion	None	None

Aimee M. Eudy	Registered investment companies	1	149.5 million	None	None
	Other pooled investment vehicles	None	None	None	None
	Other accounts	83	698 million	None	None

Portfolio Manager Compensation

As compensation for the portfolio management function, the portfolio manager is paid a competitive base salary, generous employee benefits and each is eligible to receive a discretionary bonus. The base salary is determined using a variety of factors, including: (i) years of experience; (ii) the overall size of the assets under management; (iii) type of accounts managed; (iv) contribution to portfolio performance; (v) contribution to firm management; (vi) contribution to the research and investment process; (vii) client service; and (viii) compliance with regulatory and prospectus requirements. The discretionary bonus is based in part on the overall contribution to the Adviser’s business, and on the portfolio manager’s ability to gain new client business and retain existing business. A formula-based scheme directly linking compensation to investment performance as measured against a benchmark is not currently in place nor is one planned. Although some portion of portfolio manager compensation is broadly based on performance, portfolio “performance” is defined generally as the ability to provide high total return consisting of capital appreciation and current income, measured against the S&P 500® Index and Barclays U.S. Aggregate Index, while investing in a socially responsive manner. Compensation relating to management of the Legg Mason mutual funds and compensation relating to the management of other accounts are based on the same factors and no one type of account figures more heavily in the calculation of compensation.

Potential Conflicts of Interest

Potential conflicts of interest may arise when the Fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the Fund’s portfolio managers.

The Adviser and the Fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Adviser and the individuals that each employs. For example, the Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Adviser and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a Fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the Adviser’s management fee (and the percentage paid to the Adviser) and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the Adviser and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the Adviser and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of the equity securities of the Fund by the portfolio managers responsible for the day-to-day management of the Predecessor Fund as of December 31, 2013. None of the portfolio managers own Predecessor Fund shares, because Predecessor Fund shares are available only through the purchase of variable annuity or variable life insurance contracts issued by Participating Insurance Companies through their separate accounts or through qualified retirement and pension plans.

Portfolio Manager	Dollar Range of Ownership of Securities ($)
Ronald T. Bates	None
Aimee M. Eudy	None

Expenses

In addition to amounts payable under the Management Agreement, the Fund is responsible for its own expenses, including, among other things: interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to the issuance and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, Trustees and employees of the Fund, if any; the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Trustees and employees; and litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and any legal obligation which the Fund may have to indemnify the Fund’s Trustees and officers with respect thereto.

Management may agree to implement an expense cap, waive fees and/or reimburse operating expenses for one or more classes of shares. Any such waived fees and/or reimbursed expenses are described in the Fund’s Prospectus. The expense caps and waived fees and/or reimbursed expenses do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demand related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the Fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of the Fund or class (except to the extent relating to routine items such as the election of Trustees or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time.

Any waiver in management fees or payment of Fund expenses made by the Adviser may be recouped by the Adviser in subsequent fiscal years if the Adviser so requests. This recoupment may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the recoupment) does not exceed the Expense Caps. The Adviser may request recoupment for management fee waivers and Fund expense payments made in the prior three fiscal years from the date the fees were waived and expenses were paid. Any such recoupment is contingent upon the subsequent review and approval of the recouped amounts by the Board

In order to implement an expense cap, the Adviser will, as necessary, waive management fees or reimburse operating expenses. However, the Adviser is permitted to recapture amounts previously waived or reimbursed by the Adviser to the Fund in the prior three fiscal years from the date the fees were waived and expenses were paid if the Fund’s total annual operating expenses have fallen to a level below the expense cap shown in the Fund’s Prospectus. In no case will the Adviser recapture any amount that would result, on any particular Fund business day, in the Fund’s total annual operating expenses exceeding the expense cap.

Distributor

The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the “Distributor”), pursuant to which the Distributor acts as the Fund’s distributor, provides certain administration services and promotes and arranges for the sale of Fund shares. The offering of the Fund’s shares is continuous. The Distributor, USBFS, and Custodian are all affiliated companies. The Distributor is a registered broker-dealer and member of FINRA.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Custodian and Transfer Agent

Pursuant to a Custody Agreement between the Trust and U.S. Bank National Association, located at 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212 (the “Custodian”), the Custodian serves as the custodian of the Fund’s assets, holds the Fund’s portfolio securities in safekeeping, and keeps all necessary records and documents relating to its duties. The Custodian is compensated with an asset-based fee plus transaction fees and is reimbursed for out-of-pocket expenses.

The Custodian and Administrator do not participate in decisions relating to the purchase and sale of securities by the Fund. The Administrator, Transfer Agent, Custodian and the Fund’s Distributor (as defined below) are affiliated entities under the common control of U.S. Bancorp. The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Fund may invest.

Counsel

           Bingham McCutchen LLP, 2020 K Street NW, Washington, DC 20006-1806, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm

[___________________]

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Fund, the Adviser and the Distributor have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict or the abuse of an employee’s position of trust and responsibility. Copies of the codes of ethics of the Fund, the Adviser and the Distributor are on file with the SEC.

Proxy Voting Guidelines and Procedures

The Board has adopted Proxy Voting Policies and Procedures (the “Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

A copy of the Adviser’s policies and procedures used to determine how to vote proxies related to portfolio securities can be found in Appendix B.

The Trust is required to file a Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. The Fund’s proxy voting record will be available without charge, upon request, by calling toll [                ]) and on the SEC’s website at www.sec.gov.

AVAILABILITY OF THE FUND

Investment in the Fund is available only to owners of VA contracts and VLI policies issued by Participating Insurance Companies through their separate accounts and certain qualified plans. It is possible that in the future it may become disadvantageous for the separate accounts of both VA contracts and VLI policies to be invested simultaneously in the Fund. However, the Trust does not currently foresee any disadvantages to the owners of the different Policies which are funded by such separate accounts. The Board monitors events for the existence of any material irreconcilable conflict between or among such owners, and each Participating Insurance Company will take whatever remedial action may be necessary to resolve any such conflict. Such action could include the sale of Fund shares by one or more of the Participating Insurance Company separate accounts which Fund these contracts, which could have adverse consequences to the Fund. Material irreconcilable conflicts could result from, for example: (a) changes in state insurance laws; (b) changes in U.S. federal income tax laws; or (c) differences in voting instructions between those given by owners of VA contracts and those given by owners of VLI policies. If the Board were to conclude that separate series of the Trust should be established for VA contracts and VLI policies, each Participating Insurance Company would bear the attendant expenses. Should this become necessary, Policyholders would presumably no longer have the economies of scale resulting from a larger combined mutual fund.

PURCHASE OF SHARES

The Fund offers its shares of beneficial interest on a continuous basis. Investors should read this SAI and the Fund’s Prospectus along with the Policy prospectus. Shares of the Fund are offered to separate accounts at their NAV next determined after receipt of an order by a Participating Insurance Company or a qualified retirement or pension plan. The offering of shares of the Fund may be suspended from time to time and the Fund reserves the right to reject any purchase order.

Sales Charges and Surrender Charges

The Fund does not assess any sales charges, either when investors purchase or when investors redeem shares of the Fund. Surrender charges may be assessed under the Policies as described in the applicable Policy prospectus. Mortality and expense risk fees and other charges are also described in those prospectuses.

REDEMPTION OF SHARES

The Fund will redeem its shares presented by the separate accounts and qualified plans for redemption. Redemption payments shall be made wholly in cash unless the Board believes that economic conditions exist that would make such a practice detrimental to the best interests of the Fund and its remaining shareholders. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share price” in the Fund’s Prospectus and a shareholder would incur brokerage expenses if these securities were then converted to cash.

VALUATION OF SHARES

The NAV per share is calculated on each day, Monday through Friday, except days on which the NYSE is closed. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Please see the Fund’s Prospectus for a description of the procedures used by the Fund in valuing its assets.

PORTFOLIO TRANSACTIONS

Subject to such policies as may be established by the Board from time to time, the Adviser is primarily responsible for the Fund’s portfolio decisions, the placing of the Fund’s portfolio transactions, as well as managing the cash and short-term instruments of the Fund.

The cost of securities purchased from underwriters includes an underwriting commission, concession or a net price. Debt securities purchased and sold by the Fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and selling the security at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agents. The Fund will pay a spread or commission in connection with such transactions. Commissions are negotiated with brokers on such transactions. The aggregate brokerage commissions paid by the Fund for the three most recent fiscal years are set forth below under “Aggregate Brokerage Commissions Paid.”

Pursuant to the Advisory Agreement, the Adviser is authorized to place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the Adviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to the Fund and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer that provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Adviser in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Adviser in the investment decision making process may be paid in commission dollars. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Adviser may also have arrangements with brokers pursuant to which such brokers provide research services to the Adviser in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the Fund’s costs, the Adviser does not believe that the receipt of such brokerage and research services significantly reduces its expenses as Adviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the Adviser by brokers that effect securities transactions for the Fund may be used by the Adviser in servicing other investment companies and accounts which the Adviser manages. Similarly, research services furnished to the Adviser by brokers that effect securities transactions for other investment companies and accounts which the Adviser manages may be used by the Adviser in servicing the Fund. Not all of these research services are used by the Adviser in managing any particular account, including the Fund.

For the fiscal year ended December 31, 2013, the Predecessor Fund paid commissions to brokers that provided research services as follows:

Total Dollar Amount of Brokerage Transactions Related to Research Services ($)	Total Dollar Amount of Brokerage Commissions Paid on Transactions Related to Research Services ($)
144,863	169

The Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The Fund’s Board has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate.

Aggregate Brokerage Commissions Paid

For the fiscal years ended December 31, 2013, December 31, 2012 and December 31, 2011, the Predecessor Fund paid aggregate brokerage commissions as set forth in the table below.

Fiscal Year Ended December 31	Aggregate Brokerage Commissions Paid ($)
2013	18,185
2012	17,353
2011	45,206

For the fiscal years ended December 31, 2013, December 31, 2012 and December 31, 2011, the Predecessor Fund did not pay any brokerage commissions to LMIS or its affiliates.

In certain instances there may be securities that are suitable as an investment for the Fund as well as for one or more of the Adviser’s other clients. Investment decisions for the Fund and for the Adviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the Fund. When purchases or sales of the same security for the Fund and for other portfolios managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

As of December 31, 2013, the Predecessor Fund held the following securities issued by its regular broker/dealers:

Issuer	Debt/Equity D = Debt E = Equity	Market Value ($) (000s)
State Street Bank & Trust Co.	E	1,119
Banc of America Securities LLC	D	599
JPMorgan Chase & Co.	D	296
Barclays Capital Inc.	D	187
Goldman Sachs & Co.	D	163

DISCLOSURE OF PORTFOLIO HOLDINGS

The Adviser and the Fund maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. These portfolio holdings disclosure policies have been approved by the Board. Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

Pursuant to the Trust’s portfolio holdings disclosure policies, information about the Fund’s portfolio holdings is not distributed to any person unless:

▪	The disclosure is required pursuant to a regulatory request, court order or is legally required in the context of other legal proceedings;
▪
The disclosure is made to a mutual fund rating and/or ranking organization, or person performing similar functions, who is subject to a duty of confidentiality, including a duty not to trade on any non-public information;

▪
The disclosure is made to internal parties involved in the investment process, administration, operation or custody of the Fund, including, but not limited to the Fund’s administrator, U.S. Bancorp Fund Services, LLC (“USBFS”) and the Trust’s Board of Trustees, attorneys, auditors or accountants;

▪	The disclosure is made: (a) in connection with a quarterly, semi-annual or annual report that is available to the public; or (b) relates to information that is otherwise available to the public; or
▪	The disclosure is made with the prior written approval of either the Trust’s Chief Compliance Officer or his or her designee.

Certain of the persons listed above receive information about the Fund’s portfolio holdings on an ongoing basis. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information and operate in the best interest of the Fund’s shareholders. These persons include:

▪
A mutual fund rating and/or ranking organization, or person performing similar functions, who is subject to a duty of confidentiality, including a duty not to trade on any non-public information; rating and/or ranking organizations, specifically: Lipper; Morningstar; Standard & Poor’s; Bloomberg; Vickers-Stock Research Corporation; Thomson Financial; and Capital-Bridge, all of which currently receive such information between the fifth and tenth business day of the month following the end of a calendar quarter; or

▪
Internal parties involved in the investment process, administration, operation or custody of the Fund, specifically: USBFS; the Trust’s Board of Trustees; and the Trust’s attorneys and accountants (currently, Bingham McCutchen LLP and [    ], respectively), all of which typically receive such information after it is generated.

Any disclosures to additional parties not described above is made with the prior written approval of either the Trust’s Chief Compliance Officer or his or her designee, pursuant to the Trust’s Policy and Procedures Regarding Disclosure of Portfolio Holdings.

The Chief Compliance Officer or designated officer of the Trust will approve the furnishing of non-public portfolio holdings to a third party only if they consider the furnishing of such information to be in the best interest of the Fund and its shareholders and if no material conflict of interest exists regarding such disclosure between shareholders interest and those of the Adviser, Distributor or any affiliated person of the Fund. No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or their employees in connection with the disclosure of portfolio holdings information. The Board receives and reviews annually a list of the persons who receive non-public portfolio holdings information and the purpose for which it is furnished.

TAXES

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund will be treated as a separate taxpayer for federal income tax purposes with the result that: (a) the Fund must qualify separately as a regulated investment company; and (b) the amounts of investment income and capital gains earned will be determined on a fund-by-fund (rather than on a Trust-wide) basis. The Fund intends to continue to qualify separately each year as a “regulated investment company” under Subchapter M of the Code. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers of which the Fund owns 20% or more of the voting stock and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships. Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Investments by the Fund in partnerships, including in qualified publicly traded partnerships, may result in the Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the Fund will not be subject to federal income tax on the portion of its taxable net investment income and capital gains that it distributes to its shareholders, provided the Fund satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

In addition, the Fund intends to comply with the diversification requirements of Section 817(h) of the Code, which relate to the tax-deferred status of the separate accounts. To comply with Treasury Department regulations promulgated under Section 817(h) of the Code, the Fund will be required to diversify its investments so that on the last day of each calendar quarter or within 30 days after such day no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the U.S. Treasury and of each U.S. government agency or instrumentality are treated as securities of separate issuers and all securities of the same issuer, all interests in the same real property project, and all interests in the same “commodity” are each treated as a single investment. The regulations promulgated under Section 817 of the Code generally define the term “commodity” as any type of personal property other than a cash item and any partnership interest. In certain circumstances, each separate account will “look-through” its investment in qualifying regulated investment companies, partnerships or trusts and include its pro rata share of the investment companies’ investments in determining if it satisfies the diversification rule of Section 817(h). In certain situations, an alternative set of diversification rules may be available to be satisfied as well. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income, including in future years. The Fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans; if the Fund were to sell its shares to other categories of shareholders, the Fund may fail to comply with applicable Treasury requirements regarding investor control. If the Fund should fail to comply with the investor control requirements, the contract owner would be treated as the owner of the shares and the contracts invested in the Fund would not be treated as annuity, endowment or life insurance contracts under the Code and all income and gain earned in past years and currently inside the contracts would be taxed currently to the holders, and income and gain would remain subject to taxation as ordinary income thereafter.

The Fund intends to accrue dividend income for federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Fund as taxable income.

On December 31, 2013, the unused capital loss carry-forwards by the Predecessor Fund were approximately $231,624. For U.S. federal income tax purposes, this amount is available to be applied against the Predecessor Fund’s future realized capital gains that are realized prior to the expiration of the applicable carryforward. Capital loss carryforwards incurred in years beginning in 2011 or after will not be subject to expiration. The loss carryforwards expire as follows:

Expiration Date	Amount ($)
December 31, 2016	231,624

The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. Under certain circumstances the Fund may be exempt from these excise tax requirements. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

The Fund intends at least annually to declare and make distributions of substantially all of its taxable income and net taxable capital gains to its shareholders (i.e., the separate accounts). Such distributions are automatically reinvested in additional shares of the Fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year. Further, if the Fund should fail to qualify as a regulated investment company, the Fund would be considered as a single investment, which may result in contracts invested in the Fund not being treated as annuity, endowment or life insurance contracts under the Code. All income and gain inside a contract would be taxed currently to the holder, and the contract would remain subject to taxation as ordinary income thereafter, even if it became adequately diversified.

The Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

The Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indexes, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market or constructive sale rules or rules applicable to PFICs (as defined below) or partnerships or trusts in which the Fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. The Fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses. In certain situations, the Fund may, for a taxable year, defer all or a portion of its capital losses realized after October and its late-year ordinary losses (defined as the excess of post-October foreign currency and PFIC losses and other post-December ordinary losses over post-October foreign currency and PFIC gains and other post-December ordinary income) realized after December until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Under the “wash sale” rule, losses incurred by the Fund on the sale of (or on a contract or option to sell) stock or securities are not deductible if, within a 61-day period beginning 30 days before and ending 30 days after the date of the sale, the Fund acquires or has entered into a contract or option to acquire stock or securities that are substantially identical. In such a case, the basis of the stock or securities acquired by the Fund will be adjusted to reflect the disallowed loss.

Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes. Even if the Fund is entitled to seek a refund in respect of such taxes, it may choose not to. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by the Fund will reduce the return from the Fund’s investments.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

If the Fund holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during the Fund’s taxable year, and the Fund satisfies the minimum distribution requirement, the Fund may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to the Fund for that year with respect to such bonds. A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “build America bond” or certain other specified bonds. If the Fund were to make an election, a shareholder of the Fund would be required to include in income and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed.

If the Fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

Under legislation known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund will be required to withhold 30% of certain ordinary dividends it pays after June 30, 2014, and 30% of the gross proceeds of share redemptions and certain capital gain dividends it pays after December 31, 2016, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. insurance company that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds and certain non-U.S. insurance companies, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the United States to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

The IRS has indicated that an FFI that is subject to the information sharing requirement will need to ensure that it will be identified as FATCA-compliant in sufficient time to allow the Fund to refrain from withholding beginning on July 1, 2014. A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.

Non-U.S. investors should consult their own tax advisers regarding the impact of these requirements on their investment in the Fund.

In the event that the Fund were to experience an ownership change as defined under the Code, the Fund’s capital loss carryforwards, if any, may be subject to limitation.

The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the Fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

FINANCIAL STATEMENTS

The audited financial statements of the Predecessor Fund (Statement of Assets and Liabilities, including the Schedule of Investments as of December 31, 2013, Statement of Operations for the year ended December 31, 2013, Statements of Changes in Net Assets for each of the years in the two-year period ended December 31, 2013, Financial Highlights for each of the years in the four-year period ended December 31, 2013, the period from November 1, 2009 to December 31, 2009, and year ended October 31, 2009, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the Annual Report to Shareholders of the Fund), are incorporated by reference into this SAI (filed on February 24, 2014; Accession Number 0001193125-14-063061).

APPENDIX A
DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa — Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s U.S. Municipal and Tax Exempt Ratings:

Municipal Ratings are opinions of the investment quality of issuers and issues in the U.S. municipal and tax- exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Municipal Long-Term Rating Definitions:

Aaa — Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Aa — Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

A — Issuers or issues rated A present above-average creditworthiness relative to other U.S. municipal or tax- exempt issuers or issues.

Baa — Issuers or issues rated Baa represent average creditworthiness relative to other U.S. municipal or tax- exempt issuers or issues.

Ba — Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

B — Issuers or issues rated B demonstrate weak creditworthiness relative to other U.S. municipal or tax- exempt issuers or issues.

Caa — Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ca — Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

C — Issuers or issues rated C demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s U.S. Municipal Short-Term Debt And Demand Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels—
“MIG 1” through “MIG 3.” In addition, those short-term obligations that are of speculative quality are designated
“SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 — This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 — This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Investors Service, Inc.’s Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 — This designation denotes strong credit quality. Good protection is afforded by the strong short- term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 — This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG — This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Investors Service, Inc.’s Short-Term Prime Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1 — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA — An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial obligations is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C — A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D — An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.
L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits. p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Notes:

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

— Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

— Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 — Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 — Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 — Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

A-1 — Short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2 — Short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — Short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1 — A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 — A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 — A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C — A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D — A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.
preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date. Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Commercial Paper:

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1 — This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 — Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3 — Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B — Issues rated ‘B’ are regarded as having only speculative capacity for timely payment.

C — This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D — Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, “AAA/A-1+”). With short- term demand debt, Standard & Poor’s note rating symbols are used with the commercial paper rating symbols

(for example, “SP-1+/A-1+”).

Description of Fitch Ratings International Long-Term Credit Ratings:

International Long-Term Credit Ratings (“LTCR”) may also be referred to as “Long-Term Ratings.” When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings.

Investment Grade

AAA — Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB — Good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment- grade category.

Speculative Grade

BB — Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B — Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, ‘B’ ratings may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC — For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC — For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C — For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD — Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D — Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (i) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (ii) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (iii) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Description of Fitch Ratings International Short-Term Credit Ratings:

International Short-Term Credit Ratings may also be referred to as “Short-Term Ratings.” The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 — Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 — Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 — Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B — Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C — High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D — Default. Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to Fitch Ratings International Long-Term and Short-Term Credit Ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’: Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

APPENDIX B

[    ] Investment Counsel
Proxy Voting Policies and Procedures
Background
[    ] has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). If authority to vote proxies is established by the client, typically provided for in the Investment Advisory Agreement, our proxy voting guidelines have been tailored to reflect this specific contractual obligation. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, [    ] will not consult or enter into agreements with officers, directors or employees of [    ] or any of its affiliates (other than [    ]) regarding the voting of any securities owned by its clients.

Voting Authority
In general, [    ] shall assume the responsibility and authority with respect to the voting of proxies, unless by agreement with [    ], (1) such other party expressly reserves to itself the voting of proxies for the account or unless such responsibility and authority expressly have been delegated to others (such as sub-advisers) or (2) reserved to the trustee or other named fiduciary of a client account. For accounts where [    ] has appointed a sub-adviser to manage the client account, [    ] shall deliver any proxies it receives to the sub-adviser for its exercise of voting rights, unless such sub-adviser expressly disclaims the voting of proxies. An account owner may direct [    ] to refrain from voting a specific security, and name themselves or another person to so vote, while [    ] retains voting authority over the other securities in the account.

With respect to shares over which [    ] has voting authority, [    ] will not decline to vote proxies except in extraordinary circumstances where [    ] believes that refraining from voting is in the client’s best interests. Nor will [    ] accept direction from others with regard to the voting of proxies, although [    ] will take the investment guidelines of an account into consideration in deciding how to vote on a particular issue. [    ] may vote proxies related to the same security differently for different clients.

[    ] seeks to identify any material conflicts that may arise between the interests of [    ] and its clients. [    ] will maintain a log of significant client relationships that are issuers of publicly-traded securities that might become subject to a proxy vote. [    ] employees are to inform the Proxy Voting Committee or a member of [    ]’s compliance group when an employee becomes aware of a conflict of interest that arises from that employee’s personal relationships or in the conduct of [    ]’s business. [    ] will consider a conflict to be material if it is significant enough to potentially influence or appear to influence [    ]’s decision in the voting process.

Except for extraordinary circumstances, in any such instance, the material conflict will be resolved by the Proxy Voting Committee, voting in accordance with the previously established guidelines set forth by the Proxy Voting Committee. The Proxy Voting Committee may seek the advice or recommendation of an independent third party, in its sole discretion.

Voting Guidelines
The Proxy Voting Committee will meet annually to review and approve proxy voting guidelines. Proxies will not be voted without an analysis of the underlying issues involved. [    ]’s proxy voting policy at all times shall be directed toward maximizing the value of the assets of managed accounts, for the benefit of the accounts’ ultimate owners or beneficiaries. Any item on a proxy that would tend to inhibit the realization of maximum value shall receive a negative vote from [    ]. Examples of such items would be any activities that could be viewed as “poison pill” maneuvers. On other matters specific to a company, such as the election of directors, the appointment of auditors, granting of options, repricing of options, mergers and other material issues, a decision shall be made by the proxy voting vendor in accordance with the guidelines established by the [    ] Proxy Voting Committee, consistent with the policy of maximizing value.

Clients who request that their accounts be managed according to a socially responsible mandate will have proxies voted according to the values communicated in their investment policy statement.

Voting Records & Client Notification

For clients of [    ], a complete record and file of all votes cast, and where appropriate, the reason therefore, shall be maintained by [    ] with a third party voting service Risk Metrics (ISS). A proxy log will be maintained, including the following data: issuer name, exchange ticker symbol of the issuer’s shares to be voted, CUSIP number for the shares to be voted, a brief identification of the matter voted on, whether the matter was proposed by the issuer or by a shareholder of the issuer, whether a vote was cast on the matter, a record of how the vote was cast and whether the vote was cast for or against the recommendation for the issuer’s management team. Clients may obtain information with regard to the manner in which their proxies were voted, as well as the more detailed policies and procedures upon which this summary is based by contacting [    ] at 100 International Drive, 5th Floor, Baltimore, Maryland, 21202, attention: Compliance Officer. In addition, when required by applicable banking or investment adviser statutes and rules, a description of these Policies and Procedures shall be provided to new clients prior to the inception of their account.

Timing

[    ] personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Disclosure

[    ]’s proxy policies are described in the firm’s Part II of Form ADV or the Bank’s disclosure brochure, which is provided to all new clients. Upon request, clients may also receive reports on how their proxies have been voted.

Voting Procedures When [    ] Utilizes a Third Party Proxy Service

[    ] utilizes a third party proxy service (ISS) to vote proxies for client accounts. [    ] has elected to provide ISS with implied consent to vote all client proxies according to its policies for routine proxies. The Proxy Voting Committee has the ability to override ISS recommendations. The Chairman of the Committee (Monika Panger) will serve as the primary contact for approval to override ISS decisions.

An investment associate in the Philadelphia office (John Reilly) will be the primary user of the ISS system with portfolio managers in Philadelphia and Cincinnati offices serving as back-up. The primary user will ensure that the proxy service delivers its recommendations on a timely basis and, when necessary, that such information is provided to the Proxy Voting Committee and Investment Management Team. For non-routine voting issues where the Proxy Voting Committee will authorize ISS to vote, the Proxy Coordinator will maintain records of the proxy service recommendations and voting reports. Records of the proxy recommendations and voting reports will be maintained with ISS.

In certain situations, ISS may defer to [    ] for a particular issue. When [    ] receives notice that ISS has deferred to [    ] for a voting decision, the Proxy Voting Committee will meet to determine the vote and provide a decision to ISS.

Voting Procedures When Stocks Are not Widely Held or Followed by [    ]
When ISS defers to [    ] to vote a proxy, the Proxy Voting Committee will meet to decide the vote. If a security is: (1) not followed by the [    ] research team; or (2) not widely held across [    ] accounts; or (3) is a de minimis number of shares or market value, the committee may defer to the portfolio manager(s) responsible for the accounts impacted for a voting decision.

Proxy materials for Non-discretionary Accounts
With regard to distribution of proxy materials for non-discretionary accounts, it is the policy of [    ] to conform to the SEC rules contained in the Shareholders Communications Act (17 CFR 240.14-17). [    ] shall:

   ●    Upon receipt of the proxy, other proxy soliciting material, and/or annual reports to security holders, forward such materials to its customers who are beneficial owners of the registrant’s securities no later than five business days after the receipt of the proxy material or annual reports; and

   ●    Upon receipt of the proxy, other proxy soliciting material, and/or annual reports to security holders, forward to each beneficial owner on whose behalf it holds securities, no later than five business days after the date it receives such material a request for voting instructions.

Corporate Actions

All corporate action related material will be delivered to [    ]’s Baltimore (for Bank clients) and New York (for [    ]-LLC clients) Investment Support Officers (the “Corporate Action Coordinators”), who will pay strict attention to any pending corporate actions that may be undertaken by, or with respect to, the issuers of securities held in client accounts. When the Corporate Action Coordinators receives notice of a pending corporate action, he or she will be responsible for coordinating with the Investment Management Team to determine the Firm’s desired course of action and communicating the firm’s instructions to the custodian in a timely manner.

The Corporate Action Coordinators will also keep accurate records of each corporate action and the steps that were taken by the firm in corporate actions files by security by year processed.

PART C – OTHER INFORMATION

Item 15.	Indemnification.

Reference is made to Article VI in the Registrant’s Agreement and Declaration of Trust (previously filed with the registration statement on Form N-1A (File No. 333-108394) on June 24, 2005). In addition to the indemnification provisions contained in the Registrant’s Agreement and Declaration of Trust, there are also indemnification and hold harmless provisions contained in the Investment Advisory Agreement, Distribution Agreement, Custodian Agreement and Administration and Fund Accounting Agreement. The general effect of the indemnification available to an officer or trustee may be to reduce the circumstances under which the officer or trustee is required to bear the economic burden of liabilities and expenses related to actions taken by the individual in his or her capacity as an officer or trustee.

Pursuant to Rule 484 under the Securities Act of 1933, as amended (the “Securities Act”), the Registrant furnishes the following undertaking:  ”Insofar as indemnification for liability arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.”

Item 16.	Exhibits

(1)	Agreement and Declaration of Trust dated June 1, 2005 was previously filed with the Trust’s Registration Statement on Form N-1A on June 24, 2005 and is incorporated herein by reference.

(2)	Amended and Restated Bylaws dated November 21, 2013 were previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and are incorporated herein by reference.

(3)	Voting Trust Agreements - Not Applicable.

(4)	Form of Agreement and Plan of Reorganization (filed herewith as Appendix A to the Combined Proxy Statement and Prospectus)

(5)	Instruments Defining Rights of Security Holders are incorporated by reference into the Trust’s Agreement and Declaration of Trust and Amended and Restated Bylaws.

(6)	Form of Investment Advisory Agreement dated _____, 2014, on behalf of [____________] Variable Social Awareness Portfolio, and [ ] Adviser (filed herewith).

(7)	Form of Distribution Agreement between the Trust, on behalf of [____________] Variable Social Awareness Portfolio, [ ] Adviser and Quasar Distributors, LLC dated ___, 2014 (filed herewith).

(8)	Bonus or Profit Sharing Contracts – not applicable.

(9)(a)
Custody Agreement dated January 1, 2014 was previously filed with the Trust’s Registration Statement and is incorporated herein by reference from Post-Effective Amendment No. 20 to the Trust’s Registration Statement on Form N-1A (File No. 33-108923), filed with the SEC on January 29, 2014.

(9)(b)	Form of Amendment to Custody Agreement between the Trust, on behalf of [____________] Variable Social Awareness Portfolio, and U.S. Bank, N.A. dated ___, 2014 (filed herewith).

(10)(a)	Rule 12b-1 Plan – none.

(10)(b)	Rule 18f-3 Plan – none.

(11)	Opinion of Bingham McCutchen LLP regarding the validity of shares to be issued (filed herewith).

(12)	Form of Opinion of Bingham McCutchen LLP regarding certain tax matters (filed herewith).

(13)(a)	Fund Administration Servicing Agreement dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and is incorporated herein by reference.

(13)(b)	Form of Amendment to Fund Administration Servicing Agreement (filed herewith).

(13)(c)	Fund Accounting Servicing Agreement dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and is incorporated herein by reference.

(13)(d)	Form of Fund Accounting Servicing Agreement (filed herewith).

(13)(e)	Transfer Agent Servicing Agreement dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and is incorporated herein by reference.

(13)(f)	Form of Amendment to Transfer Agent Servicing Agreement (filed herewith).

(13)(g)	Form of Operating Expense Limitation Agreement (filed herewith).

(14)(a)	Consent of Independent Registered Public Accounting Firm BBD LLP (filed herewith).

(14)(b)	Consent of Independent Registered Public Accounting Firm KPMG LLP (filed herewith).

(15)	Not applicable.

(16)(a)	Power of Attorney for Ian Martin dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and is incorporated herein by reference.

(16)(b)	Power of Attorney for John Chrystal dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and is incorporated herein by reference.

(16)(c)
Power of Attorney for Albert J. DiUlio, S.J. dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and is incorporated herein by reference.

(16)(d)	Power of Attorney for David S. Krause dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and is incorporated herein by reference.

(16)(e)	Power of Attorney for Harry E. Resis dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and is incorporated herein by reference.

(17)(a)
Prospectus of the Legg Mason Investment Counsel Variable Social Awareness Portfolio dated May 1, 2014 was previously filed with Legg Mason Partners Variable Equity Trust’s Amendment No. 65 to its Registration Statement on Form N-1A (File No. 811-21128) with the SEC on April 21, 2014, and is incorporated by reference.

(17)(d)
Statement of Additional Information of Legg Mason Investment Counsel Variable Social Awareness Portfolio dated May 1, 2014 was previously filed with Legg Mason Partners Variable Equity Trust’s Amendment No. 65 to its Registration Statement on Form N-1A (File No. 811-21128) with the SEC on April 21, 2014, and is incorporated by reference.

(17)(g)
The Annual Report to Shareholders of the Legg Mason Investment Counsel Variable Social Awareness Portfolio for the Period Ended December 31, 2013 was previously filed on the Legg Mason Partners Variable Equity Trust’s Form N-CSR with the SEC on February 21, 2014, and is incorporated by reference.

(17)(j)	Form of Proxy Ballot ––none.

Item 17.	Undertakings

(1)
The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2)
The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

(3)
The undersigned Registrant undertakes to file an opinion of counsel supporting the tax consequences to shareholders discussed in the Proxy/Prospectus in a post-effective amendment to this registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Pre-Effective Amendment to the Registration Statement on Form N-14 to be signed below on its behalf by the undersigned, duly authorized, in the City of Milwaukee and State of Wisconsin, on the 24th day of July, 2014.

Trust for Advised Portfolios

By:	/s/ Christopher E. Kashmerick
Christopher E. Kashmerick
President and Principal Executive Officer

As required by the Securities Act of 1933, as amended, this Pre-Effective Amendment to the Registration Statement has been signed below on July 24, 2014, by the following persons in the capacities indicated:

Signature		Title	Date

/s/ John Chrystal*		Trustee	July 24, 2014
John Chrystal

/s/ Albert J. DiUlio, S.J.*		Trustee	July 24, 2014
Albert J. DiUlio, S.J.

/s/ David S. Krause*		Trustee	July 24, 2014
David S. Krause

/s/ Harry E. Resis*		Trustee	July 24, 2014
Harry E. Resis

/s/ Ian Martin*		Trustee	July 24, 2014
Ian A. Martin

/s/ Christopher E. Kashmerick		President and Principal Executive Officer	July 24, 2014
Christopher E. Kashmerick

/s/ Russell B. Simon		Treasurer and Principal Financial Officer	July 24, 2014
Russell B. Simon

*By:	/s/ Christopher E. Kashmerick		July 24, 2014
Christopher E. Kashmerick Attorney-In Fact pursuant to Power of Attorney

INDEX TO EXHIBITS

Exhibit Number	Description
6	Form of Investment Advisory Agreement

7	Form of Distribution Agreement

9(b)	Form of Amendment to Custody Agreement

11	Opinion of Bingham McCutchen LLP regarding the validity of shares to be issued

12	Form of Opinion of Bingham McCutchen LLP regarding certain tax matters

13(b)	Form of Amendment to Fund Administration Servicing Agreement

13(d)	Form of Amendment to Fund Accounting Servicing Agreement

13(f)	Form of Amendment to Transfer Agent Servicing Agreement

13(g)	Form of Operating Expense Limitation Agreement

14(a)	Consent of Independent Registered Public Accounting Firm BBD LLP

14(b)	Consent of Independent Registered Public Accounting Firm KPMG LLP.